THE SIERRA VARIABLE TRUST


                                 ANNUAL REPORT

                      FOR THE YEAR ENDED DECEMBER 31, 1995



                                     SIERRA
                                   ADVANTAGE
                        A TAX-DEFERRED VARIABLE ANNUITY

                                    CONTENTS


                                       1
                           MESSAGE FROM THE PRESIDENT

                                       2
                       1995 YEAR IN REVIEW / 1996 OUTLOOK

                                       4
                            INDIVIDUAL FUND REVIEWS

                                       22
                       STATEMENTS OF ASSETS & LIABILITIES

                                       24
                            STATEMENTS OF OPERATIONS

                                       26
                      STATEMENTS OF CHANGES IN NET ASSETS

                                       30
          STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY

                                       32
                            STATEMENT OF CASH FLOWS

                                       33
                              FINANCIAL HIGHLIGHTS

                                       42
                            PORTFOLIO OF INVESTMENTS

                                       61
                         NOTES TO FINANCIAL STATEMENTS

                                       73
                       REPORT OF INDEPENDENT ACCOUNTANTS

                                       74
                            MEETING OF SHAREHOLDERS

                           MESSAGE FROM THE PRESIDENT

DEAR CONTRACT OWNER:

We are pleased to provide you with The Sierra Variable Trust Annual Report for the 12-month period ended December 31, 1995.

Over the past year, strong performances in the U.S. financial markets were very positive reminders that staying invested through periods of market turbulence can be a wise strategy.

In 1995, equity mutual funds averaged returns of 31.08%, while bond funds on average returned 15.20% according to Lipper Analytical Services.* This positive market environment was in sharp contrast to 1994, when rising interest rates and fears of impending inflation led to sharp declines in the prices of intermediate- and long-term bonds, as well as generally lackluster performance in stock investments.

The past year was also a favorable one for The Sierra Variable Trust, and our commitment to professional portfolio management has continued to successfully serve Sierra Advantage Contract Owners. Today, the Sierra Advantage Tax-Deferred Variable Annuity is one of the largest and fastest-growing proprietary variable annuities in the nation, with $407 million in assets under management as of December 31, 1995.

As the markets propelled to new highs, a number of The Sierra Variable Trust Funds provided Sierra Advantage Contract Owners with significant, double-digit total returns for the 12 months ended December 31, 1995. Additionally, for this one-year time period, The Sierra Variable Trust Corporate Income Fund and Emerging Growth Fund achieved outstanding total return performance recognition from Lipper Analytical Services. The Corporate Income Fund was ranked Fifth among a total of 163 funds in the Corporate Debt BBB category, and the Emerging Growth Fund was ranked Number One by Lipper among a total of 131 funds in the Global Funds category for the one-year period ending December 31,1995.**

Over the past year, the Dow Jones Industrial Average's record-breaking surge past 5,000 captured public attention, and may well have contributed to record inflows to stock mutual funds.

                                     * * *

                             The past year was also
                             a favorable one for The
                              Sierra Variable Trust

                                     * * *

However, this surge into equity funds, coinciding with the Dow Jones Industrial Average breaking through the 5,000 level in November, may suggest that many investors may be attempting to "time" the market in managing their investments. Market timing is the practice of attempting to buy investments when prices are rising and sell when prices begin to decline. Unfortunately, many investors who practice this strategy often run the risk of substantially underperforming the markets, as even the top economists and market strategists can't always time the market.

Historical data shows that investors who stay invested through both up- and down-market cycles can substantially affect their returns. For example, missing just the three best months in the S&P 500 from January 1, 1990, through December 31, 1995, would have reduced an investor's compound average annual return from 13.02% to 8.04%.***

Rather than focusing on the market's  current  strength or weakness,  we believe that investors will be better served by working with their Investment Representative to establish specific investment goals and develop an appropriate long-term strategy. Investing on a regular basis, diversification, and a long-term horizon are keys to reaching your financial goals, throughout changing market climates.

The Sierra Advantage Tax-Deferred Variable Annuity offers a number of diversification opportunities, including the Sierra Asset Management Program, that are designed to help manage risk and meet specific investment goals. Working closely with your Investment Representative can help ensure that you are properly diversified to benefit from the current market environment and achieve your long-term financial objectives.

Thank you for selecting the Sierra Advantage Variable Annuity with investments in The Sierra Variable Trust. We appreciate the confidence you have placed with us, and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ F. Brian Cerini

F. BRIAN CERINI
Chairman and President
The Sierra Variable Trust


* Past performance of these unmanaged indexes is no indication of their future results or the results of The Sierra Variable Trust Funds.

** Lipper rankings exclude sales charges. Rankings represent past performance and are no guarantee of future results.

*** Source: Ibbotson Associates. The market is represented by the Standard & Poor's Composite of 500 stocks, a group of unmanaged stocks regarded to be representative of the stock market in general. Results assume the reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

                       1995 YEAR IN REVIEW & 1996 OUTLOOK

                                   [BAR GRAPH]

                   1995 MARKET RETURNS OF MAJOR ASSET CLASSES

                     Treasury Bills...................5.81%
                     Long-Term Bonds.................29.93%
                     Small Company Stocks............34.46%
                     Large Company Stocks............37.58%
                     International Stocks............11.21%


SOURCES: IBBOTSON ASSOCIATES - T-BILLS REPRESENT 90-DAY U.S. TREASURY BILLS; BONDS ARE REPRESENTED BY LEHMAN BROTHERS LONG-TERM GOVERNMENT AND CORPORATE BOND INDEX; SMALL COMPANY STOCKS ARE REPRESENTED BY IBBOTSON SMALL COMPANY INDEX. LARGE COMPANY STOCKS ARE REPRESENTED BY S&P 500 COMPOSITE INDEX. INTERNATIONAL STOCKS ARE REPRESENTED BY MSCI EAFE INDEX. INDEXES REPRESENT UNMANAGED PERFORMANCE. T-BILLS ARE GENERALLY CONSIDERED THE SAFEST SECURITIES BECAUSE THEY ARE SHORT TERM AND OFFER A FIXED YIELD AT MATURITY, WHICH IS GUARANTEED BY THE U.S. GOVERNMENT. GOVERNMENT BONDS ARE RISKIER THAN T-BILLS BECAUSE OF THE LONGER MATURITIES, YET THEY ARE GENERALLY SUBJECT TO LESS CREDIT RISK, BECAUSE THE INTEREST PAYMENTS AND RETURN OF PRINCIPAL ARE ALSO BACKED BY THE U.S. GOVERNMENT, IF HELD TO MATURITY. AN INVESTOR WOULD TYPICALLY PURCHASE STOCKS FOR LONG-TERM GROWTH OF CAPITAL. HOWEVER, STOCKS ARE OFTEN SUBJECT TO SIGNIFICANT PRICE FLUCTUATIONS AND THEREFORE AN INVESTOR MAY HAVE A GAIN OR LOSS IN PRINCIPAL WHEN THE SHARES ARE SOLD. THIS CHART IS NOT INTENDED TO REPRESENT THE PERFORMANCE OF ANY SIERRA VARIABLE TRUST FUND.

By almost any measure, the performance of U.S. investment markets in 1995 far exceeded investor expectations. The meteoric rise - 37.58% through 12/31/95 - of the S&P 500 (Standard & Poor's Composite Index of 500 Stocks), was even more impressive coming after a disappointing 1994. The U.S. bond market recovered spectacularly as well. Long-term bonds returned 29.93% for the 12 months ended December 31, as yields on the 30-year Treasury bond fell to slightly under 6%, the lowest level in two years.

MARKET HIGHLIGHTS

Over the past year, moderate economic growth and low inflation were positive factors for both stocks and bonds. With inflation remaining in check, the Federal Reserve reversed course in mid-1995 and began lowering short-term interest rates. From July through December, the Federal Reserve cut short-term rates on two separate occasions. This led to rallies in both the stock and bond markets, as long-term interest rates also fell.

Strength in the bond markets, resulting primarily from falling interest rates, also reflected investor expectations that Congress and the Clinton administrations would reach an agreement on a balanced budget and tax relief in 1996.

In the U.S. stock market, 1995 attention focused on the record-breaking surge of the Dow Jones Industrial Average through 4,000 early last year and 5,000 just before Thanksgiving. It took 88 years for the Dow to cross 1,000 but its sprint from 4,000 to 5,000 took just nine months. In early 1996, the Dow has continued to reach new highs.

Continued strength in corporate earnings contributed to the stock market's climb. Pre-tax corporate profits for non-financial U.S. companies were expected to approach $500 billion in 1995, nearly double that of 1992. Profits were also exceptionally strong in certain market segments. For example, small-cap stocks as a group performed well in the first half of the year but were outpaced by the broader market in the fourth quarter, with small company stocks returning 34.46% for the full year.

FACTORS FOR 1996

Looking ahead to factors that may affect the U.S. markets in 1996, it is expected that the economic growth rate will be slightly below 3%, with inflation at roughly the same level. As a result, interest rates should remain generally stable, adjusting up or down in response to growth and inflation outlooks.

Moderate growth and low inflation should be positive indicators for stocks and stock mutual funds. However, market returns may be constrained by slower growth in corporate earnings. Many estimates put the current price-to-earnings ratio (share prices divided by corporate earnings) for stocks in the S&P 500 at about
17. This compares favorably with historical levels, and may indicate that in general, the stock market is reasonably priced.

In the coming year, however, if earnings "surprises" are on the negative side, it may result in temporary periods of market fluctuation or weakness. On the other hand, weak earnings don't always cause market reactions if such weakness is expected to be temporary.

The  U.S.   corporate  sector  has  excelled  at   restructuring,   writing  off
unproductive assets, downsizing, and merging or spinning off to increase efficiencies. Although there is a chance that stock prices could be negatively impacted by over-valuation in certain areas, we remain optimistic over the long term for strong earnings growth among individual companies.

For example, we see long-term opportunity for many global companies, regardless of economic cycles domestically. As firms sell into global markets, they start to protect their businesses from the cyclical conditions of any one market, accelerate the demand for their products, and thus improve profitability.

POSITIVE LONG-TERM OUTLOOK

Although a more cautious approach to investing may be necessary over the next year, we see many trends underway that will over time, strongly support a positive outlook for not only U.S. companies, but companies around the world as well.

Over the long term, efforts to balance the federal budget and cut the government deficit, if successful, should also be positive for the U.S. economy and the markets. As the borrowing needs of the U.S. government decline, so might long-term interest rates. Low inflation and stable or declining interest rates should have a very positive impact on the bond market.

Additionally, the fact that Baby Boomers are reaching their peak earning and saving years is a longer-term, structural change that could positively impact financial markets.

About one-third of the U.S. population is composed of Boomers, a generation whose members are increasingly taking notice of the need to take personal responsibility for retirement planning and investing. This group contributed substantially to last year's surge in the amount of money invested in stock and bond mutual funds (nearly $2 trillion today, compared to $77 billion in 1982). Assuming economic fundamentals remain favorable, this source of buying power should remain strong.

INTERNATIONAL MARKETS SHOW POTENTIAL

Although not turning in as strong a performance as the U.S. stock market, many foreign markets posted positive returns in 1995. For the year ending December 31, 1995, international stocks represented by Morgan Stanley Capital International's EAFE Index returned 11.21% in U.S. dollar terms.


  [FOLLOWING IS A LINE CHART SHOWING THE DOW JONES AVERAGES FROM 1983 TO 1995]
                        [THE PLOT POINTS ARE AS FOLLOWS]

                          DOW JONES INDUSTRIAL AVERAGE

                            as of December 31, 1995

                       THE DOW REACHED NEW HIGHS IN 1995

                             DATE           AVERAGE
                             ----           -------
                            12/31/83        1258.64
                            12/31/84        1211.57
                            12/31/85        1546.67
                            12/31/86        1895.95
                            12/31/87        1938.83
                            12/31/88        2168.57
                            12/31/89        2753.20
                            12/31/90        2633.66
                            12/31/91        3168.80
                            12/31/92        3301.12
                            12/31/93        3754.10
                            12/31/94        3834.44
                            12/31/95        5117.12

                         SOURCE: BLOOMBERG BUSINESS NEWS

Since 1993, many investors have been disappointed with the relatively slow pace of economic growth abroad and the resulting lackluster returns on foreign investments. However, many of these markets are beginning to appear increasingly undervalued relative to the U.S. stock market. As a result, institutional money managers, including pension funds and insurers, are beginning to allocate a slightly larger percentage of their portfolios to foreign markets in 1996.

Japan, representing one of the largest foreign stock markets, showed signs of stronger economic growth and significant market recovery in the latter part of 1995. One reason for investor optimism is the recent stabilization of the value of the yen compared to the dollar at levels that appear to allow Japanese companies to earn a profit on exports to the U.S. In addition, extremely low interest rates and large-scale government spending in Japan has led economists to project a 2% increase in GDP in 1996.

Emerging market countries, in large part, recovered during the year from the massive capital outflows experienced at the end of 1994 and early in 1995. Emerging markets are expected to receive an increased percentage of institutional investors' allocations in 1996.

HOW INVESTORS CAN PREPARE IN 1996 AND BEYOND

The past year provided very positive returns for many mutual fund investors. However, inevitable market swings, such as those that occurred in 1994, accompany all long-term investment cycles. Investors' expectations should therefore be geared for these normal market events.

While you can't eliminate investment risk altogether, you can effectively manage risk by maintaining a long-term investment perspective, diversifying your assets among the appropriate combination of investment categories, and periodically reviewing your portfolio to ensure that it remains on track to achieve your financial objectives.

Clear objectives and portfolio diversification will help you manage risk and protect your investments from most unforeseen economic or market changes. The new year is an ideal time to meet with your Investment Representative to review your portfolio and ensure that it remains appropriately structured to meet your goals in any market environment.

                                     * * *

                             INDIVIDUAL FUND REVIEWS

TO OUR CONTRACT OWNERS:

WE ARE PLEASED TO PROVIDE YOU WITH AN OVERVIEW OF THE FUNDS IN THE SIERRA VARIABLE TRUST FAMILY (EXCEPT THE GLOBAL MONEY FUND) FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995. TO HELP YOU BETTER UNDERSTAND THE HIGH QUALITY INVESTMENT MANAGEMENT AVAILABLE TO YOU AS A SIERRA ADVANTAGE CONTRACT OWNER, WE HAVE ALSO INCLUDED BIOGRAPHIES HIGHLIGHTING THE INDIVIDUALS MANAGING THE FUNDS.

THE FUNDS OF THE SIERRA VARIABLE TRUST MAY NOT BE PURCHASED DIRECTLY BUT ARE CURRENTLY AVAILABLE ONLY THROUGH PURCHASE OF SIERRA ADVANTAGE, A TAX-DEFERRED VARIABLE ANNUITY ISSUED BY AMERICAN GENERAL LIFE INSURANCE COMPANY. ANNUITY CONTRACT OWNER VALUES WILL DEPEND NOT ONLY ON THE PERFORMANCE OF THE FUNDS, BUT ALSO ON THE MORTALITY AND EXPENSE RISK CHARGES AND THE ADMINISTRATIVE CHARGES UNDER THE SIERRA ADVANTAGE VARIABLE ANNUITY CONTRACT.

                            INDIVIDUAL FUND REVIEWS

SIERRA INVESTMENT ADVISORS CORPORATION

Sierra Investment Advisors Corporation ("Sierra Advisors"), a registered investment advisor, is the investment advisor to The Sierra Variable Trust, and has general oversight responsibility for the services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends affecting the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the Individual Portfolio Managers of each Fund. Sierra Advisors supervises the Portfolio Managers' day-to-day management of the Funds in The Sierra Variable Trust family to ensure that the policies and guidelines are met, and to determine appropriate investment performance measures.

STEPHEN C. SCOTT
PRESIDENT & CHIEF
INVESTMENT OFFICER

Mr. Scott received his B.A. and M.B.A. from California State University, Long Beach. He joined the firm in 1988, and is responsible for providing economic analysis, as well as conducting investment analysis and management for the Sierra Asset Management (SAM) Program. Prior to joining Sierra Advisors, Mr. Scott was President & Chairman of his own firm, SDS Investment Advisors, after nine years as Senior Pension Investment Manager with the Group Pension and Investment Division of The Equitable Life Assurance Society of the United States.

MICHAEL D. GOTH
CHIEF OPERATING OFFICER

Mr. Goth received his B.S. and M.S. degrees from Rensselaer Polytechnic Institute of New York, and M.B.A. from Harvard Business School. He joined the firm in 1991 and is responsible for the supervision of The Sierra Variable Trust's Portfolio Managers. Previously, he served as Vice President of The Boston Company Advisors, Inc. He also served as Executive Vice President of the GIT Mutual Fund Group for over ten years.

UNDERSTANDING THE ENCLOSED CHARTS

In order to help you understand The Sierra Variable Trust's investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. The total returns shown for the Funds are not an estimate or guarantee of future performance and do not take into account charges at the annuity and separate account level.

The total returns of the Funds reflect Sierra Advisors' and Sierra Fund Administration Corporation's ("Sierra Administration") voluntary waiver of fees, Sierra Advisors' absorption of certain expenses, and the Custodian's reduction of fees by credits. Total returns would have been lower if these fees and expenses had not been waived, absorbed, or fees reduced by credits.

Both the Funds' performance results and the market indices reflect total reinvestment of income, dividends, and capital gains. The unit values of these variable options will fluctuate with market conditions.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

                        SHORT TERM HIGH QUALITY BOND FUND
PORTFOLIO MANAGER:
SCUDDER, STEVENS & CLARK, INC.
THOMAS M. POOR

Mr. Poor, Managing Director of Scudder, is the portfolio manager for the SHORT TERM HIGH QUALITY BOND FUND. He is a Chartered Financial Analyst and has been with Scudder since 1970. Mr. Poor has had primary investment management responsibility for the Fund since its inception.

PERFORMANCE REVIEW:

From the Fund's inception (January 12, 1994) through December 31, 1995, the SHORT TERM HIGH QUALITY BOND FUND'S average annual total return advanced 3.76%. For the 12-month period ended December 31, 1995, the Fund's total return was 9.30%. The Fund's 30-day SEC yield as of December 31, 1995, was 5.74%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995?

The last 12 months produced an economic backdrop that was quite favorable for bond investors. U.S. economic growth remained moderate as businesses reduced inventories, foreign economies continued to falter, and consumer spending was flat. Meanwhile, inflation stayed subdued and even showed signs of decreasing. The Federal Reserve greeted this impressive inflation result by lowering short-term interest rates by 0.25 percent on two occasions during the year. After falling for the first half of 1995, the U.S. Dollar also staged a dramatic comeback against the Japanese Yen. Adding to this positive economic environment was the potential for a credible deficit reduction plan. As the Republicans gained power in Congress, deficit reduction and a balanced budget moved to the forefront of the political agenda. With interest rates falling as a result of slow economic growth and modest inflation, the Fund's performance benefited significantly during the year.

[THE FOLLOWING LINE GRAPH COMPARES A $10,000 INVESTMENT IN THE SHORT TERM HIGH QUALITY BOND FUND TO A $10,000 INVESTMENT IN THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) INVESTMENT GRADE DEBT INDEX FOR THE PERIODS SHOWN.]
[PLOT POINTS ARE AS FOLLOWS]

Growth of a $10,000 investment

                                                   LEHMAN BROTHERS MUTUAL
                                                       FUND SHORT (1-5)
                                                       INVESTMENT GRADE
                                     FUND                  DEBT INDEX
Inception January 12, 1994.......  10,000                  10,000
January 1994.....................  10,000                  10,000
February 1994....................   9,960                   9,898
March 1994.......................   9,920                   9,785
April 1994.......................   9,880                   9,726
May 1994.........................   9,880                   9,743
June 1994........................   9,880                   9,770
July 1994........................   9,961                   9,898
August 1994......................  10,001                   9,942
September 1994...................   9,953                   9,887
October 1994.....................   9,994                   9,899
November 1994....................   9,994                   9,843
December 1994....................   9,838                   9,864
January 1995.....................   9,838                  10,027
February 1995....................   9,921                  10,227
March 1995.......................   9,999                  10,291
April 1995.......................  10,081                  10,412
May 1995.........................  10,288                  10,680
June 1995........................  10,329                  10,750
July 1995........................  10,329                  10,778
August 1995......................  10,413                  10,871
September 1995...................  10,455                  10,942
October 1995.....................  10,583                  11,049
November 1995....................  10,668                  11,182
December 1995....................  10,753                  11,288

THE ABOVE LINE GRAPH DOES NOT REFLECT ADMINISTRATIVE FEES OR OTHER EXPENSES CHARGED BY AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D THROUGH WHICH SHARES OF THE FUND ARE PURCHASED.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                             6 MONTH    1 YEAR        SINCE INCEPTION
                                                                        -------    ------        ---------------
                                                                                               (January 12, 1994)

Fund                                                                      4.10%      9.30%            3.76%
Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index*      5.00%     14.44%            6.52%

*Index total returns were calculated from 1/31/94 to 12/31/95. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, and the Custodian reduced fees by credits. In the absence of the waivers or fees reduced by credits, yield and total return would have been lower.

                       SHORT TERM HIGH QUALITY BOND FUND

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund's duration or sensitivity to interest rates began the year at a defensive six months but was extended to 2 years in February and to approximately 2.5 years for most of the third and fourth quarters. As interest rates in the 2- to 3-year area dropped over 250 basis points during the year, the value of the Fund rose considerably. Duration in the Fund remains high in anticipation of a slowing U.S. economy and further monetary easing by the Federal Reserve in 1996.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

During the 12-month period, we actively managed the Fund's exposure to the differing sectors of the bond market with an emphasis on high credit quality alternatives to U.S. Treasury securities. In terms of corporate bonds, the Fund benefited from its holdings in Lyondell Petrochemical Company and General Motors Acceptance Corporation, both of which received credit rating upgrades during the year. To take advantage of improving credit quality and competitive yields, we also added to our existing assets in the consumer finance company: The Money Store, Inc., and a real estate investment trust, Taubman Realty Corporation. In the mortgage sector, we purchased seasoned mortgage securities that afford improved protection against prepayment -- the risk that consumers may pay off their loans early, causing a reduction in yields. These portfolio changes were made to capture attractive buying opportunities and to help increase the overall yield in the Fund.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Looking forward to 1996, we believe the outlook for the U.S. fixed income market remains favorable. Our economic forecast calls for slower growth in the first half of 1996 and potentially negative growth in the second half of the year. In this environment, we expect further declines in inflation as consumer demand recedes and trends such as increased productivity, aging demographics, and deregulation continue to contain price pressures.

Given this outlook, interest rates should drop lower in 1996. Specifically, we are looking for short-term rates to fall faster than long-term rates as the Federal Reserve attempts to stimulate economic growth. This scenario would lead to a steeper yield curve, a condition that would be advantageous for The Sierra Variable Trust Short Term High Quality Bond Fund, since most of its investments are located at the short end of the yield curve.

                          BROAD SECTOR DIVERSIFICATION

                       [PIE CHART] [ALLOCATED AS FOLLOWS]

                                   A     8%
                                   AA    4%
                                   AAA  69%
                                   BBB  19%


Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

                       SHORT TERM GLOBAL GOVERNMENT FUND

PORTFOLIO MANAGER:
SCUDDER, STEVENS & CLARK, INC.
ADAM M. GRESHIN

Adam M. Greshin is the lead portfolio manager for the SHORT TERM GLOBAL GOVERNMENT FUND. Mr. Greshin joined Scudder in 1986 as an international bond analyst. Currently, he is Product Leader for Scudder's global and international fixed-income investing. He was involved in the original design of the Fund and has served as a member of the Fund's portfolio management team since 1993. Mr. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies effective November 1995.

PERFORMANCE REVIEW:

From the Fund's inception (May 12, 1993) through December 31, 1995, the SHORT TERM GLOBAL GOVERNMENT FUND'S average annual total return was 2.24%. For the 12-month period ended December 31, 1995, the Fund's total return was 8.09%. The Fund's 30-day SEC yield as of December 31, 1995, was 5.50%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995?

Investor expectations swung dramatically throughout 1995, and their effect on interest rates and currency returns was significant. Investor sentiment at the beginning of 1995 was undoubtedly influenced by faster-than-expected growth rates in the industrialized economies. Many consumers assumed that these high rates of growth would be sustained throughout 1995, causing inflation to rise. Interest rates initially increased on fears that the central banks would tighten monetary policy to stem higher inflation. However, weaker-than-expected GDP results in the first half of 1995 dispelled the notion of a strengthening economy. Rates then stabilized and even began falling by late 1995.

The U.S. Dollar also moved dramatically during 1995. After suffering declines in value during the first part of the year, the U.S. Dollar rebounded in August, following a concerted effort by the world's central banks to support the U.S. currency. By the end of the year, the U.S. Dollar was 4 percent higher against the Yen and 7 percent lower versus the Deutschemark. Although these factors contributed to some price volatility, the Fund showed gains throughout the year.

[THE FOLLOWING LINE GRAPH COMPARES A $10,000 INVESTMENT IN THE SHORT TERM GLOBAL GOVERNMENT FUND TO A $10,000 INVESTMENT IN THE LEHMAN BROTHERS MUTUAL FUND SHORT WORLD MULTI-MARKET INDEX FOR THE PERIODS SHOWN.] [PLOT POINTS ARE AS FOLLOWS]

Growth of a $10,000 investment

                                                           LEHMAN BROTHERS
                                                          MUTUAL FUND SHORT
                                                          WORLD MULTI-MARKET
                                          FUND                   INDEX
Inception May 12, 1993...............   10,000                  10,000
May 1993.............................   10,000                  10,000
June 1993............................    9,972                   9,941
July 1993............................    9,932                   9,884
August 1993..........................    9,932                  10,089
September 1993.......................    9,892                  10,197
October 1993.........................    9,932                  10,170
November 1993........................    9,932                  10,078
December 1993........................   10,012                  10,139
January 1994.........................   10,052                  10,247
Febrary 1994.........................   10,012                  10,213
March 1994...........................    9,972                  10,259
April 1994...........................    9,972                  10,288
May 1994.............................    9,972                  10,273
June 1994............................    9,972                  10,386
July 1994............................    9,972                  10,469
August 1994..........................    9,931                  10,483
September 1994.......................    9,972                  10,572
October 1994.........................   10,013                  10,729
November 1994........................   10,053                  10,555
December 1994........................    9,809                  10,571
January 1995.........................    9,767                  10,772
February 1995........................    9,767                  10,964
March 1995...........................    9,809                  11,301
April 1995...........................    9,893                  11,440
May 1995.............................   10,059                  11,643
June 1995............................   10,059                  11,745
July 1995............................   10,143                  11,872
August 1995..........................   10,226                  11,680
September 1995.......................   10,352                  11,886
October 1995.........................   10,435                  12,018
November 1995........................   10,519                  12,084
December 1995........................   10,602                  12,236

THE ABOVE LINE GRAPH DOES NOT REFLECT ADMINISTRATIVE FEES OR OTHER EXPENSES CHARGED BY AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D THROUGH WHICH SHARES OF THE FUND ARE PURCHASED.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                             6 MONTH     1 YEAR    SINCE INCEPTION
                                                                        -------     ------    ---------------
                                                                                              (May 12, 1993)
Fund                                                                      5.39%       8.09%        2.24%
Lehman Brothers Mutual Fund Short World Multi-Market Index*               4.19%      15.76%        8.13%


* Index total returns were calculated from 5/31/93 to 12/31/95. The Lehman Brothers Mutual Fund Short World Multi-Market Index includes all debt instruments of the United States and 12 Lehman major countries denominated in dollars with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.

                       SHORT TERM GLOBAL GOVERNMENT FUND

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The first quarter of 1995 was characterized by a general flight to quality following the turmoil in the emerging markets and renewed attention to international debt levels. Countries that were considered "safe havens," including Germany, the Netherlands, France, and Denmark, attracted capital outflows from peripheral European countries, such as Italy, Spain, and Sweden. In anticipation of further declines in the peripheral European markets, we eliminated our holdings in these countries in the first quarter. When bond prices improved and valuations appeared most attractive, positions in Sweden and Italy were added back to the portfolio in the third quarter.

Another decision that limited the downside effects on the Fund was to keep only a relatively small percentage of Latin American assets -- holdings that had detrimental consequences in many world income funds. Instead, emphasis was placed on the dollar-bloc countries of Canada, Australia, and New Zealand, all of which were important components of the Fund's competitive yield and relative price stability. By mid-year, we increased our holdings in these dollar-bloc countries to capture the ripple effects of the U.S. market rallies and to enhance the portfolio's yield.

During the year, the relatively high cash position was reduced in favor of the core European countries. In Europe, inflationary concerns were minimal, and the economic outlook appeared increasingly positive for bonds. Slower GDP growth and low inflation in Europe suggested that another round of interest rate cuts would occur, particularly in Europe.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The Fund's duration (a measure of bond price sensitivity to changes in short-term interest rates) was raised from a defensive 0.9 years to a maximum of
2.0 years by the end of 1995. Reflecting our increasingly favorable outlook on Europe, duration was highest in the peripheral European markets of Sweden and Italy. Our positions in these two countries provided some of the best returns experienced in the Fund. Sweden benefited from an easing in political tensions, while Italian investors applauded the presentation of a new market-friendly federal budget.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The intermediate-term outlook for bond markets continues to be positive. The rise in bond prices last year, particularly in the U.S. and Europe, is expected to extend into 1996 as fears of recession grip Europe and their respective central banks use instruments of monetary policy to fine tune their economies. Although we remain bullish, we expect to see more volatility in the market, especially since there appears to be greater susceptibility to bad news than good news. Of course, any price movement should be greater on the long end of the yield curve, as compared to the short end, where the short-term securities in this Fund are located.

Europe remains the largest weighting in the Fund. We prefer the risk characteristics of the U.S. Dollar and will therefore hedge much of the portfolio's foreign currency exposure into U.S. Dollars. Our fundamental strategy continues to be a commitment to finding opportunities that offer our shareholders the most favorable risk/return attributes for a top-quality, highly diversified global income fund.

                           DIVERSIFICATION BY REGION

                       [PIE CHART] [ALLOCATED AS FOLLOWS]

                              Europe     61.51%
                              Americas   32.83%
                              Australia   5.66%


Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

                              U.S. GOVERNMENT FUND

PORTFOLIO MANAGER:
BLACKROCK FINANCIAL
MANAGEMENT, INC.
KEITH ANDERSON
E.G. FISHER

Mr. Anderson is Managing Director, co-head of the Portfolio Management Group, a member of the Management Committee and the Investment Strategy Committee at BlackRock. He also serves as Vice President for BlackRock's family of mutual funds. E.G. Fisher, co-manager of the Fund, is a Principal at BlackRock and a member of its Investment Management Committee. Mr. Fisher joined BlackRock in 1990 in the Risk Management and Analytics Group where he was responsible for risk management analysis and reverse engineering of CMOs. He received a B.A. in Economics from Dartmouth College in 1989. Both Mr. Anderson and Mr. Fisher assumed primary investment management responsibilities for the U.S. GOVERNMENT FUND in December 1994.

PERFORMANCE REVIEW:

From the Fund's inception (May 6, 1993) through December 31, 1995, the U.S. GOVERNMENT FUND'S average annual total return was 5.31%. For the 12-month period ended December 31, 1995, the Fund's total return was 16.89%. The Fund's 30-day SEC yield as of December 31, 1995, was 6.20%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995?

The most significant factor affecting the performance of the Fund has been the dramatic rally in the bond market. Except for a sharp correction in July, 1995, yields fell steadily, driven primarily by moderate economic growth, low inflation, and a gradual easing by the Federal Reserve. U.S. Treasuries outperformed almost all other fixed income securities, including most mortgage-backed bonds. The relative underperformance of mortgage securities was a result of increased refinancing brought on by falling interest rates. With many consumers paying off their mortgage loans early and assuming new loans with lower rates, yields of many mortgage-backed securities dropped. The Fund seeks protection from this prepayment risk by maintaining an allocation of seasoned mortgage securities which have weathered several refinancing cycles and are less susceptible to prepayment. Using this tactic, the Fund was able to maintain its income focus while posting strong relative performance compared to other U.S. mortgage funds.

[THE FOLLOWING LINE GRAPH COMPARES A $10,000 INVESTMENT IN THE U. S. GOVERNMENT FUND TO A $10,000 INVESTMENT IN THE LEHMAN BROTHERS MUTUAL FUND U. S. GENERAL GOVERNMENT INDEX AND THE LEHMAN BROTHERS MUTUAL FUND U. S. MORTGAGE INDEX, RESPECTIVELY, FOR THE PERIODS SHOWN.] [PLOT POINTS ARE AS FOLLOWS]

Growth of a $10,000 investment

                                                            LEHMAN BROTHERS
                                                             MUTUAL FUND           LEHMAN BROTHERS
                                                             U.S. GENERAL             MUTUAL FUND
                                             FUND          GOVERNMENT INDEX       U.S. MORTGAGE INDEX
Inception May 6, 1993...................   10,000                10,000                 10,000
May 1993................................   10,010                10,000                 10,000
June 1993...............................   10,093                10,076                 10,222
July 1993...............................   10,153                10,116                 10,284
August 1993.............................   10,283                10,164                 10,514
September 1993..........................   10,294                10,173                 10,554
October 1993............................   10,305                10,202                 10,594
November 1993...........................   10,163                10,182                 10,477
December 1993...........................   10,227                10,265                 10,518
January 1994............................   10,359                10,366                 10,662
February 1994...........................   10,176                10,294                 10,436
March 1994..............................    9,921                10,026                 10,201
April 1994..............................    9,829                 9,952                 10,121
May 1994................................    9,808                 9,992                 10,108
June 1994...............................    9,792                 9,970                 10,084
July 1994...............................    9,928                10,169                 10,270
August 1994.............................    9,928                10,202                 10,272
September 1994..........................    9,824                10,057                 10,127
October 1994............................    9,803                10,051                 10,120
November 1994...........................    9,760                10,020                 10,102
December 1994...........................    9,813                10,100                 10,163
January 1995............................   10,017                10,316                 10,352
February 1995...........................   10,265                10,579                 10,575
March 1995..............................   10,329                10,629                 10,642
April 1995..............................   10,460                10,779                 10,781
May 1995................................   10,821                11,119                 11,216
June 1995...............................   10,876                11,182                 11,302
July 1995...............................   10,853                11,201                 11,260
August 1995.............................   10,976                11,318                 11,392
September 1995..........................   11,031                11,418                 11,501
October 1995............................   11,211                11,519                 11,676
November 1995...........................   11,403                11,650                 11,858
December 1995...........................   11,471                11,796                 12,027

THE ABOVE LINE GRAPH DOES NOT REFLECT ADMINISTRATIVE FEES OR OTHER EXPENSES CHARGED BY AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D THROUGH WHICH SHARES OF THE FUND ARE PURCHASED.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                             6 MONTH        1 YEAR      SINCE INCEPTION
                                                                        -------        ------      ---------------
                                                                                                    (May 6, 1993)
Fund                                                                      5.47%         16.89%           5.31%
Lehman Brothers Mutual Fund U.S. General Government Index*                6.42%         18.34%           7.40%
Lehman Brothers Mutual Fund U.S. Mortgage Index*                          5.49%         16.80%           6.60%


* Index total returns were calculated from 5/31/93 to 12/31/95. The Lehman Brothers Mutual Fund U.S. General Government Index represents all U.S. Government agency and Treasury securities. The Lehman Brothers Mutual Fund U.S. Mortgage Index includes all agency mortgage-backed securities. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.

                                U.S. GOVERNMENT

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Fund entered 1995 with an overweighting in U.S. Treasuries. In the second quarter, price weakness in some areas of the mortgage market presented opportunities for the Fund to seek value in mortgage securities. Given the potential for increasing prepayments and high levels of interest rate volatility, the Fund emphasized cash flow stability in its selection of mortgage securities.

The Fund's mortgage holdings performed well in the third quarter, as interest rates stabilized and the economy showed signs of recovery. However, as interest rates started falling again in the fourth quarter, prepayment activity increased. The Fund responded by reducing exposure to mortgage securities without superior prepayment protection and shifting its emphasis to seasoned mortgages with less cash flow risk, U.S. Treasuries, and other government agency bonds. This strategy allowed the Fund to keep its yield at competitive levels throughout the year.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Along with a reduction in the Fund's exposure to mortgage-backed securities, we have concentrated on bonds of intermediate maturities. This "bullet" structure (concentration on medium-term bonds) will allow the Fund to benefit from a steepening yield curve, a phenomenon that historically occurs in an environment of monetary easing, where declines in short rates outpace those of longer maturities. With expectations that the Federal Reserve will further reduce short-term rates, the Fund is well positioned for both higher yields and greater price stability, relative to the two ends of the yield curve.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We have positioned the Fund more aggressively (duration slightly greater than our benchmark) in anticipation of a further near-term decline in interest rates. In a period of soft economic growth, a 5.50 percent Fed Funds target appears to be too restrictive. Any decision to lower the interest rates, however, will hinge on the budget talks and continuing low inflation. While certain commodity indices have recently risen, the increase has been largely confined to energy prices as a harshly cold winter has swept across the country. Surveys of retailers and manufacturers show that there is virtually no ability to pass price increases on to consumers. Further supporting a Federal Reserve easing of monetary policy has been the sharp acceleration in consumer debt. All of these factors suggest that there is a greater downside than upside risk to the economy, and the Fed will have to respond more aggressively in lowering interest rates than it has over the last half of 1995. Overall, economic projections appear very favorable for the Fund and the bond market in general.

                             PORTFOLIO COMPOSITION

                       [PIE CHART] [ALLOCATED AS FOLLOWS]

                       FNMA Debentures             30.82%
                       FHLMC                       16.20%
                       U.S. Treasury Obligations   14.96%
                       ARM                          9.37%
                       FHLB                         7.65%
                       FNMA                         7.12%
                       GNMA II                      6.76%
                       FFCB                         1.93%
                       GNMA                         1.86%
                       Residential Funding          1.72%
                       SBA                          1.42%
                       Other                        0.19%




Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

                             CORPORATE INCOME FUND

PORTFOLIO MANAGER:
TCW FUNDS MANAGEMENT, INC.
JAMES M. GOLDBERG

Mr. Goldberg, a Chartered Financial Analyst and Chartered Investment Counselor, has been Managing Director of TCW Management since 1989 and Managing Director of the Trust Company of the West, the parent corporation of TCW Management, since 1984. He has had primary portfolio management responsibility for the CORPORATE INCOME FUND since its inception.

PORTFOLIO REVIEW:

From the Fund's inception (May 7, 1993) through December 31, 1995, the CORPORATE INCOME FUND'S average annual total return was 7.59%. For the 12-month period ended December 31, 1995, the Fund advanced 25.09% on a total return basis. The Fund also received outstanding total return performance recognition from Lipper Analytical Services. For the one-year period ending December 31, 1995, the Fund was ranked Fifth among a total of 163 funds in the Corporate Debt Funds BBB-Rated Category. The Corporate Income Fund's 30-day SEC yield as of December 31, 1995, was 6.21%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995?

The Fund outperformed its benchmark index for the year ended December 31, 1995. The Fund returned 25.09 percent during the period compared to a return of 22.25 percent for the Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index. This impressive result for 1995 was attributable to the strengthening credit profiles of the corporate bonds held in the Fund and the portfolio's longer maturity and duration (a measure of the Fund's sensitivity to interest rate changes) during a period of declining interest rates.

[THE FOLLOWING LINE GRAPH COMPARES A $10,000 INVESTMENT IN THE CORPORATE INCOME FUND TO A $10,000 INVESTMENT IN THE LEHMAN BROTHERS MUTUAL FUND CORPORATE DEBT BBB-RATED INDEX FOR THE PERIODS SHOWN.] [PLOT POINTS ARE AS FOLLOWS]

Growth of a $10,000 investment

                                                     LEHMAN BROTHERS
                                                       MUTUAL FUND
                                                      CORPORATE DEBT
                                       FUND           BBB-RATED INDEX
Inception May 7, 1993..............  10,000               10,000
May 1993...........................   9,950               10,000
June 1993..........................  10,224               10,243
July 1993..........................  10,284               10,317
August 1993........................  10,595               10,574
September 1993.....................  10,590               10,599
October 1993.......................  10,661               10,652
November 1993......................  10,489               10,521
December 1993......................  10,562               10,583
January 1994.......................  10,766               10,788
February 1994......................  10,429               10,534
March 1994.........................  10,010               10,210
April 1994.........................   9,844               10,112
May 1994...........................   9,782               10,075
June 1994..........................   9,735               10,050
July 1994..........................   9,999               10,304
August 1994........................   9,957               10,315
September 1994.....................   9,735               10,123
October 1994.......................   9,693               10,100
November 1994......................   9,693               10,084
December 1994......................   9,703               10,168
January 1995.......................   9,917               10,383
February 1995......................  10,207               10,682
March 1995.........................  10,271               10,770
April 1995.........................  10,414               10,952
May 1995...........................  11,097               11,468
June 1995..........................  11,141               11,571
July 1995..........................  11,006               11,520
August 1995........................  11,275               11,706
September 1995.....................  11,432               11,844
October 1995.......................  11,671               11,998
November 1995......................  11,887               12,227
December 1995......................  12,138               12,429

THE ABOVE LINE GRAPH DOES NOT REFLECT ADMINISTRATIVE FEES OR OTHER EXPENSES CHARGED BY AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D THROUGH WHICH SHARES OF THE FUND ARE PURCHASED.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                             6 MONTH     1 YEAR     SINCE INCEPTION
                                                                        -------     ------     ---------------
                                                                                                (May 7, 1993)
Fund                                                                      8.96%      25.09%        7.59%
Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index*               7.42%      22.25%        8.78%


* Index total returns were calculated from 5/31/93 to 12/31/95. The Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index represents all
investment-grade   corporate  debt  securities,   assumes  reinvestment  of  all
dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.

                             CORPORATE INCOME FUND

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A cornerstone of the Fund's investment strategy is diversification. By carefully diversifying its assets, the Fund seeks to minimize the market risks associated with investing in only one or a few concentrated sectors. Diversification also helps to position the portfolio for a broad range of diverse market conditions. As of December 31, 1995, the Fund had an average credit rating of A3 and held the securities of approximately 50 different corporate issuers. Purchase decisions have focused on companies that are experiencing improving fundamentals and are at a positive stage within their business cycle. This philosophy, combined with the Fund's long average maturity, provided the primary reasons for the excellent investment performance during 1995.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The Fund's exposure to industrial issues increased during the period, with additions of ANR Pipeline Company, Boise Cascade Corporation, Consolidated Rail Corp., Dayton Hudson Corporation, Enron, Occidental Petroleum Corporation, Tyco Laboratories, Inc., and United AirLines Inc. During the period, the Fund sold positions in Airborne Freight, Auburn Hills Trust, CBS, Inc., Fruit of the Loom, and McDermott, Inc. In some instances, these sales were strategically motivated and allowed the Fund to realize gains. In other instances, issues were sold because of declining credit profiles.

The Fund also decreased its financial services holdings, selling Chemical Bank, Chase Manhattan Corporation, Citicorp, Progressive Corporation, and Sunamerica. We added one new financial position to the Fund: American General Corporation. Over the year, the financial services sector benefited from significant credit upgrades and the announcement of major merger and acquisition activities in the banking industry.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The U.S. economy continues to reflect modest growth and low inflation. After experiencing a weak 1995 holiday season, further economic slowing could be on the way. Recent apparel and automobile sales signal a downturn in consumer spending, and housing sales are also starting to wane despite lower mortgage interest rates.

The good news is that inflation and interest rates should remain low, thereby supporting the price of bonds. As measured by the Consumer Price Index (CPI), inflation continues to be under control at 3 percent or less. Given the likely slowing of growth in 1996, there is little reason to anticipate that inflation will pick up. Under this scenario, we believe that the Federal Reserve will be compelled to further ease interest rates to encourage economic growth -- actions that will mean enhanced performance for the bond market, and particularly for The Sierra Variable Trust Corporate Income Fund. The fund has an average maturity of 19.6 years and a duration of 7.3 years at December 31, 1995.

                          BROAD SECTOR DIVERSIFICATION

                       [PIE CHART] [ALLOCATED AS FOLLOWS]

                    Financial Services                   18.96%
                    Materials & Processing               18.08%
                    Autos & Transportation               13.30%
                    Energy                               10.35%
                    Consumer Discretionary                9.36%
                    Producer Durables                     6.78%
                    U.S. Government Agency Obligations    5.36%
                    Utilities                             4.52%
                    U.S. Treasury Notes                   4.42%
                    Investment Company Security           3.43%
                    Commercial Paper                      3.24%
                    Telecommunications                    2.20%


Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

                             GROWTH AND INCOME FUND

PORTFOLIO MANAGER:
J.P. MORGAN INVESTMENT MANAGEMENT INC.
HENRY D. CAVANNA
WILLIAM M. RIEGEL

Mr. Cavanna is a Senior Portfolio Manager in the J.P. Morgan Equity and Balanced Accounts Group, and has been with J.P. Morgan since 1971.

Mr. Riegel is a Senior Equity Portfolio Manager in the Equity and Balanced Accounts Group, and has been with J.P. Morgan since 1979. Mr. Cavanna and Mr. Riegel have had primary portfolio management responsibility for the GROWTH AND INCOME FUND since January 1994.

PERFORMANCE REVIEW:

From the Fund's inception (January 12, 1994) through December 31, 1995, the GROWTH AND INCOME FUND advanced 14.33% on an average annual total return basis. For the 12-month period ended December 31, 1995, the Fund's total return was 32.41%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995?

The U.S. equity markets had an exceptional year. The Dow Jones Industrial Average (DJIA) gained 33 percent over the year, breaking new highs consistently and surpassing the 5000 mark for the first time in history. Gains were broad-based early in the first half of 1995, with a majority of sectors posting double-digit gains. During the second half of the year, returns continued to be strong, but more narrowly focused. As a result of its highly diversified strategy, the Fund performed better in the first half, when buying was spread across a wide range of industries. With modest exposure to technology and other high-risk sectors, the Fund escaped some of the market's volatility in the second half of the year.

[THE FOLLOWING LINE GRAPH COMPARES A $10,000 INVESTMENT IN THE GROWTH AND INCOME FUND TO A $10,000 INVESTMENT IN THE STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS FOR THE PERIODS SHOWN.] [PLOT POINTS ARE AS FOLLOWS]

Growth of a $10,000 investment

                                                         STANDARD & POOR'S
                                                         COMPOSITE INDEX OF
                                         FUND                500 STOCKS
Inception January 12, 1994...........  10,000                   10,000
January 1994.........................  10,010                   10,000
February 1994........................   9,970                    9,729
March 1994...........................   9,670                    9,305
April 1994...........................   9,860                    9,425
May 1994.............................   9,900                    9,579
June 1994............................   9,660                    9,344
July 1994............................   9,950                    9,651
August 1994..........................  10,250                   10,046
September 1994.......................  10,040                    9,801
October 1994.........................  10,140                   10,020
November 1994........................   9,670                    9,656
December 1994........................   9,830                    9,799
January 1995.........................  10,040                   10,053
February 1995........................  10,440                   10,444
March 1995...........................  10,820                   10,752
April 1995...........................  11,030                   11,068
May 1995.............................  11,440                   11,510
June 1995............................  11,646                   11,777
July 1995............................  12,072                   12,167
August 1995..........................  12,123                   12,197
September 1995.......................  12,437                   12,712
October 1995.........................  12,123                   12,667
November 1995........................  12,792                   13,222
December 1995........................  13,016                   13,477

THE ABOVE LINE GRAPH DOES NOT REFLECT ADMINISTRATIVE FEES OR OTHER EXPENSES CHARGED BY AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D THROUGH WHICH SHARES OF THE FUND ARE PURCHASED.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                           6 MONTH        1 YEAR    SINCE INCEPTION
                                                                      -------        ------    ---------------
                                                                                              (January 12, 1994)
Fund                                                                    11.76%        32.41%        14.33%
Standard & Poor's Composite Index of 500 Stocks*                        14.44%        37.58%        16.84%

* Index total returns were calculated from 1/31/94 to 12/31/95. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, and the Custodian reduced fees by credits. In the absence of the waivers or fees reduced by credits, yeild and total return would have been lower.

                             GROWTH AND INCOME FUND

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Key market dynamics that propelled the stock market to new highs and affected the Fund's performance included declining interest rates, modest inflation, low unemployment, and solid growth in corporate profits. Throughout the year, the Fund held firm to its highly diversified, value-oriented approach to selecting stocks. This strategy seeks to identify companies that are undervalued relative to their forecasted long-term earnings and dividend payouts. The benefits of this strategy were apparent, for example, when the technology sector started experiencing considerable market volatility in late 1995. The Sierra Variable Trust Growth and Income Fund performed rather consistently over this period, a result of diversification and a philosophy of selecting only the most undervalued stocks, no matter what the sector.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

We did not make any major changes in portfolio holdings that had a crucial impact on the Fund's performance. The Fund continues to base its portfolio decisions on stock selection rather than sector concentration.

During the year, the Fund's transportation stocks fared best, followed by the utilities sector. The most disappointing results were in the aerospace/defense and consumer cyclicals industries. Stocks that had the greatest positive impact on the Fund's performance included Bay Networks Inc., Service Corporation International, and Eli Lilly & Company, while those that contributed most negatively to performance were Coltec Industries, Inc., Novell Inc., and Wellman Inc.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

With a slowdown in corporate profit growth and an increase in the number of negative earnings surprises in late 1995, the U.S. equity market could experience increased volatility over the coming months. By utilizing its fundamental valuation techniques and choosing stocks with long-term value in a wide range of industries, the Fund should minimize the adverse effects of this volatility. As always, the Fund will remain fully invested in a diversified collection of stocks, a move which should insulate the portfolio from large, short-term swings in either direction.

Lingering signs of slow growth are also apparent in sluggish production and employment figures. Our view is that corporate earnings are possibly peaking, and that 1996 could see flat performance as cost-cutting measures become less effective. In light of these economic conditions, we believe that the Federal Reserve could shift from a policy of growth prevention to one of recession prevention. If this occurs, lower rates may be on the way, along with another potential uptick in stocks.

                             SECTOR DIVERSIFICATION

                       [PIE CHART] [ALLOCATED AS FOLLOWS]

                       Consumer Discretionary        13.22%
                       Financial Services            13.17%
                       Telecommunications            12.16%
                       Energy                        10.36%
                       Materials & Processing         9.16%
                       Consumer Staples               8.36%
                       Health Care                    8.07%
                       Autos & Transportation         7.53%
                       Producer Durables              5.90%
                       Technology                     4.13%
                       U.S. Government Obligations    3.28%
                       Utilities                      2.32%
                       Other                          1.39%
                       Convertible Bonds and Notes    0.95%


Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

                                  GROWTH FUND

PORTFOLIO MANAGER:
JANUS CAPITAL CORPORATION
WARREN B. LAMMERT

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager for the GROWTH FUND since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW:

From the Fund's inception (May 7, 1993) through December 31, 1995, the GROWTH FUND advanced 18.80% on an average annual total return basis, outperforming the S&P 500* benchmark's 15.97% return for the same period. For the 12-month period ended December 31, 1995, the Fund's total return was 37.34%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995?

Falling interest rates and excellent corporate earnings helped fuel the stock market's fine returns in 1995. During the fourth quarter, the yield on the benchmark 30-year U.S. Treasury bond fell below the 6 percent level, a long distance from the 8.15 percent high when the bond rally began in November, 1994.

Although less robust economic conditions affected a number of the Fund's holdings, there was also plenty of good news. The Fund achieved solid results, particularly from the financial services and pharmaceutical stocks in its portfolio. Overall, the emphasis remains on finding stocks with solid earnings prospects at reasonable valuations while maintaining a strict buy and sell policy for the portfolio.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The Standard & Poor's 500 Index (S&P 500) surged 37.54 percent for the year and gained 6.02 percent in the fourth quarter. Early in the year, technology issues skyrocketed, fueled by very strong corporate earnings. However, the U.S. economy slowed markedly in late 1995, with consumer spending the area of greatest weakness. As U.S. exports decreased due to slowing economies abroad and negative earnings surprises started appearing in the fourth quarter, the technology sector took a negative turn. With a high percentage of technology holdings in its portfolio, the Fund also experienced some price volatility during this period. In light of this weaker environment, the positions that contributed most positively to the Fund's performance were in less economically sensitive sectors, such as pharmaceuticals and financial services.

[THE FOLLOWING LINE GRAPH COMPARES A $10,000 INVESTMENT IN THE GROWTH FUND TO A $10,000 INVESTMENT IN THE STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS FOR THE PERIODS SHOWN.] [PLOT POINTS ARE AS FOLLOWS]

Growth of a $10,000 investment

                                                         STANDARD & POOR'S
                                                             COMPOSITE
                                           FUND         INDEX OF 500 STOCKS
Inception May 7, 1993..................  10,000               10,000
May 1993...............................  10,250               10,000
June 1993..............................  10,410               10,029
July 1993..............................  10,220                9,989
August 1993............................  10,530               10,367
September 1993.........................  10,810               10,285
October 1993...........................  10,980               10,498
November 1993..........................  10,900               10,398
December 1993..........................  11,190               10,524
January 1994...........................  11,730               10,881
February 1994..........................  11,680               10,586
March 1994.............................  11,390               10,125
April 1994.............................  11,320               10,255
May 1994...............................  10,970               10,423
June 1994..............................  10,560               10,168
July 1994..............................  10,910               10,502
August 1994............................  11,541               10,931
September 1994.........................  11,571               10,665
October 1994...........................  11,831               10,903
November 1994..........................  11,451               10,507
December 1994..........................  11,491               10,662
January 1995...........................  11,611               10,939
February 1995..........................  11,971               11,365
March 1995.............................  12,232               11,699
April 1995.............................  12,662               12,044
May 1995...............................  13,162               12,524
June 1995..............................  13,934               12,815
July 1995..............................  14,838               13,239
August 1995............................  14,928               13,273
September 1995.........................  15,400               13,832
October 1995...........................  14,988               13,783
November 1995..........................  15,721               14,387
December 1995..........................  15,781               14,665

THE ABOVE LINE GRAPH DOES NOT REFLECT ADMINISTRATIVE FEES OR OTHER EXPENSES CHARGED BY AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D THROUGH WHICH SHARES OF THE FUND ARE PURCHASED.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95               6 MONTH       1 YEAR    SINCE INCEPTION
                                                          -------       ------    ---------------
                                                                                   (May 7, 1993)
Fund                                                       13.26%        37.34%        18.80%
Standard & Poor's Composite Index of 500 Stocks*           14.44%        37.58%        15.97%


* Index total returns were calculated from 5/31/93 to 12/31/95. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.

                                  GROWTH FUND

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

In 1995, the Fund benefited from its positions in financial services and pharmaceuticals, both areas that are historically more resistant to economic downturns. The Fund purchased holdings in Federal National Mortgage Association and Bank of New York Company, Inc. and added to its holdings in Chase Manhattan Corporation. These financial stocks showed promise not only due to lower interest rates, but also due to increased productivity, a streamlining of their operations, and renewed focus on their most profitable niches. In the pharmaceutical sector, we increased our assets in Pfizer, Inc. and added Eli Lilly & Company and Amgen Inc. to the portfolio -- all companies that have a pipeline of new products with enormous global applications.

Other strong issues included Hospitality Franchise Systems Inc. (HFS) and Pittway Corporation. HFS is the franchisor for a number of popular hotel and motel chains, including Ramada and Howard Johnson's, and recently purchased real estate broker Century 21. HFS boosted profits in its hotel business via an extremely successful cross-selling strategy, and management intends to apply the same techniques to improving margins at Century 21. Pittway Corporation provides electronic security systems and is increasing market share in another lucrative area: data transmission.

Although we trimmed some technology stocks before the downturn in late 1995, portfolio performance did not entirely escape the effects of the slide. For example, Nokia AB declined when it announced that the outlook for the third quarter was less robust than previously anticipated due to a dip in demand for analog cellular phones.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

In 1996, a weaker economy could cause mixed reactions in the stock market. Stock prices would be supported if interest rates remain at current favorable levels or descend lower; however, these events could also hinder corporate earnings momentum across a wide spectrum of industries and lead to price volatility in many individual stocks. Although this volatility is in fact a more normal state of affairs compared to the heady advance of 1995, the stock market may overreact as investors become accustomed to the new environment.

On the positive side, increased market volatility could create buying opportunities and provide a climate where extensive research and stockpicking ability, which are the focus of The Sierra Variable Trust Growth Fund's portfolio managers, enjoy greater rewards. In fact, by selecting companies with attractive valuations, we believe the Fund is well positioned, no matter what the market conditions.

                             SECTOR DIVERSIFICATION

                       [PIE CHART] [ALLOCATED AS FOLLOWS]

                          Technology               24.26%
                          Financial Services       17.25%
                          Health Care              16.27%
                          Telecommunications       12.72%
                          Consumer Discretionary    9.99%
                          Commerical Paper          4.12%
                          Producer Durables         3.93%
                          Preferred Stock           3.72%
                          U.S. Government Agency    3.00%
                          Other                     2.69%
                          Materials & Processing    1.42%
                          Consumer Staples          0.63%



Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

                              EMERGING GROWTH FUND

PORTFOLIO MANAGER:
JANUS CAPITAL CORPORATION
JAMES P. GOFF

Mr. Goff has a degree from Yale University, and is a Chartered Financial Analyst. He has been with Janus since 1988, and has had primary portfolio management responsibility for the EMERGING GROWTH FUND since its inception.

PERFORMANCE REVIEW:

From the Fund's inception (January 12, 1994) through December 31, 1995, the EMERGING GROWTH FUND advanced 17.75% on an average annual total return basis. For the 12-month period ended December 31, 1995, the Fund's total return was 30.99%. The Fund also received outstanding total return performance recognition from Lipper Analytical Services. For the one-year period ending December 31, 1995, the Fund was ranked Number One among a total of 131 funds in the Global Funds category. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995?

In 1995, we experienced one of the strongest stock markets on record. Although momentum slowed in the fourth quarter, when technology and telecommunications finally showed some weakness, the Standard & Poor's 500 Index (S&P 500) still gained 37.58 percent over the year.

Over this period, the performance of The Sierra Variable Trust Emerging Growth Fund was significantly affected by key developments in four of our major holdings: Paging Network Inc., a provider of paging services; Insignia Financial Group Inc., the largest real estate management company in the U.S.; Hospitality Franchise Systems Inc. (HFS), a franchisor of hotel and motel chains including Ramada and Super 8; and APS Holding Corporation, a distributor of automobile parts and accessories.

In late 1995, Paging Network Inc. signed a sales agreement with Sprint for the large phone company to offer Paging Network services. This contract, along with a similar agreement with MCI in 1994, should help increase sales substantially. Insignia Financial Group Inc. and HFS entered into a joint venture, where HFS will help introduce value-added services to Insignia Financial's customer base. This joint venture could add nicely to HFS's earnings in the next several years and increase Insignia's profitability in return. Finally, APS Holding Corporation acquired Parts, Inc., the largest member of the Parts Plus auto parts chains. We believe this is an excellent acquisition and should prove an important driver of earnings in the future.

[THE FOLLOWING LINE GRAPH COMPARES A $10,000 INVESTMENT IN THE EMERGING GROWTH FUND TO A $10,000 INVESTMENT IN THE STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS FOR THE PERIODS SHOWN.] [PLOT POINTS ARE AS FOLLOWS]

Growth of a $10,000 investment

                                                         STANDARD & POOR'S
                                                             COMPOSITE
                                           FUND         INDEX OF 500 STOCKS
Inception January 12, 1994.............  10,000                10,000
January 1994...........................  10,070                10,000
February 1994..........................  10,160                 9,729
March 1994.............................   9,950                 9,305
April 1994.............................   9,720                 9,425
May 1994...............................   9,800                 9,579
June 1994..............................   9,530                 9,344
July 1994..............................   9,880                 9,651
August 1994............................  10,350                10,046
September 1994.........................  10,520                 9,801
October 1994...........................  11,010                10,020
November 1994..........................  10,240                 9,656
December 1994..........................  10,530                 9,799
January 1995...........................  10,530                10,053
February 1995..........................  10,830                10,444
March 1995.............................  10,790                10,752
April 1995.............................  10,630                11,068
May 1995...............................  10,630                11,510
June 1995..............................  11,454                11,777
July 1995..............................  12,267                12,167
August 1995............................  12,659                12,197
September 1995.........................  13,261                12,712
October 1995...........................  12,789                12,667
November 1995..........................  13,010                13,222
December 1995..........................  13,793                13,477


THE ABOVE LINE GRAPH DOES NOT REFLECT ADMINISTRATIVE FEES OR OTHER EXPENSES CHARGED BY AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D THROUGH WHICH SHARES OF THE FUND ARE PURCHASED.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                     6 MONTH      1 YEAR    SINCE INCEPTION
                                                                -------      ------    ---------------
                                                                                      (January 12, 1994)
Fund                                                             20.42%      30.99%        17.75%
Standard & Poor's Composite Index of 500 Stocks*                 14.44%      37.58%        16.84%

* Index total returns were calculated from 1/31/94 to 12/31/95. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, and the Custodian reduced fees by credits. In the absence of the waivers or fees reduced by credits, yield and total return would have been lower.

                              EMERGING GROWTH FUND

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Along with the overall stock market, the Fund's performance was pushed higher by a consistent stream of good news. Economic growth was moderate, inflation remained at low levels, and interest rates took a dramatic fall. Also of importance in this scenario were corporate profit margins, which reached an all-time high for companies in the S&P 500 Index. Corporate earnings exhibited double-digit gains for the fourth year in a row, with a cumulative increase in earnings of 127 percent from 1991-1995.

Profit growth of this magnitude is understandably hard to sustain. As we enter 1996, a number of companies are already beginning to miss their earnings estimates. It appears unlikely that earnings growth will accelerate as it has in the past four years. As a result, a tug of war may develop in 1996 between low interest rates, which tend to reinforce stock prices, and weakening earnings comparisons that could push stocks downward. The resulting volatility will likely create a stockpicker's market, one in which growth stocks with more predictable earnings should perform well. The Sierra Variable Trust Emerging Growth Fund, which stresses an investment approach dependent on comprehensive research and careful valuation, should continue to find stocks with appealing growth potential and attractive fundamentals.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

There were no major holding or sector changes in the period that greatly affected the Fund's performance. Many of the Fund's Top 10 holdings at year-end 1994 remain in the Top 10 at the end of 1995. As of December 31, 1995, the largest concentrations of assets were in the health care, consumer discretionary, telecommunications, and financial services industries.

Sector weightings, however, are not a critical consideration in selecting acquisitions or making portfolio decisions for the Fund. We do not evaluate a sector, determine the future strength or appreciation potential of the sector, and then look for companies within the sector. Instead, we select securities using a "bottom-up" approach, analyzing each company for its earnings possibilities, the fairness of its price, the talent and experience of its management team, and other criteria that provide insight into the potential success of the firm rather than the success of a sector.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Our outlook for the Fund remains positive over the intermediate and long term. Although corporate profit growth may not be as strong in 1996 as in previous years, we expect to continue finding individual companies that can grow their earnings rapidly even in a weak economy. We believe that we already have many of these companies in the portfolio and are confident about the Fund's prospects going forward, despite the absence of a nice "market tail wind." Our stock selection process emphasizes the intrinsic attributes of the company and tends to uncover companies that will generate the kind of earnings growth that could drive share prices higher regardless of market conditions.

                             SECTOR DIVERSIFICATION

                       [PIE CHART] [ALLOCATED AS FOLLOWS]

                        Consumer Discretionary      22.67%
                        Health Care                 17.54%
                        Financial Services          15.32%
                        Telecommunications          12.74%
                        Autos & Transportation       7.85%
                        Technology                   6.15%
                        Producer Durables            4.40%
                        Materials & Processing       3.86%
                        Utilities                    3.54%
                        Commerical Paper             2.82%
                        Comsumer Staples             2.06%
                        Other                        0.86%
                        Preferred Stocks-Foreign     0.19%


Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

                           INTERNATIONAL GROWTH FUND

PORTFOLIO MANAGER:
J.P. MORGAN INVESTMENT
MANAGEMENT INC.
DOUGLAS J. DOOLEY
MARTYN C. HOLE

Mr. Dooley, Managing Director, has been with J.P. Morgan since 1979. He has served as head of the International Research Group, and has been responsible for the emerging equity component of the INTERNATIONAL GROWTH FUND. Mr. Hole, Vice President, joined J.P. Morgan in 1981 from Cambridge University and is a Chartered Financial Analyst. He is portfolio manager in the International Equity Group in London with responsibility for Scandinavia and New Zealand. Both Mr. Dooley and Mr. Hole have had primary portfolio management responsibility for the INTERNATIONAL GROWTH FUND since its inception.

PERFORMANCE REVIEW:

From the Fund's inception (May 7, 1993) through December 31, 1995, the INTERNATIONAL GROWTH FUND'S average annual total return was 8.08%. For the 12-month period ended December 31, 1995, the Fund's total return was 6.61%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995?

In 1995, the performance of international equities was overshadowed by the impressive returns of U.S. stocks. While the U.S. market was up more than 30 percent over the year, the EAFE Index (Europe, Australia, and the Far East) gained only about 11 percent. Although the international markets produced relatively moderate returns, there was a noticeable divergence in performance among the different regions. The Japanese equity market, in particular, was unexpectedly weak for the first half of the year. Investor sentiment in Japan was negatively affected by the deflationary effects of the Yen, the aftermath of the Kobe earthquake, the fear caused by a chain of terrorist activities, and the collapse of Barings Securities. By mid-year, Japanese equities began to rebound. The government loosened its

[THE FOLLOWING LINE GRAPH COMPARES A $10,000 INVESTMENT IN THE INTERNATIONAL GROWTH FUND TO A $10,000 INVESTMENT IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX FOR THE PERIODS SHOWN.] [PLOT POINTS ARE AS FOLLOWS]

Growth of a $10,000 investment

                                                           MORGAN STANLEY
                                                        CAPITAL INTERNATIONAL
                                           FUND              EAFE INDEX
Inception May 7, 1993..................  10,000               10,000
May 1993...............................  10,410               10,000
June 1993..............................  10,120                9,844
July 1993..............................  10,370               10,189
August 1993............................  11,030               10,739
September 1993.........................  11,080               10,497
October 1993...........................  11,430               10,820
November 1993..........................  10,820                9,875
December 1993..........................  11,310               10,588
January 1994...........................  11,800               11,482
February 1994..........................  11,890               11,450
March 1994.............................  11,470               10,957
April 1994.............................  11,840               11,421
May 1994...............................  11,890               11,356
June 1994..............................  11,784               11,516
July 1994..............................  12,065               11,627
August 1994............................  12,246               11,902
September 1994.........................  11,864               11,527
October 1994...........................  12,115               11,911
November 1994..........................  11,643               11,338
December 1994..........................  11,523               11,410
January 1995...........................  11,021               10,972
February 1995..........................  10,901               10,940
March 1995.............................  11,142               11,622
April 1995.............................  11,473               12,059
May 1995...............................  11,543               11,916
June 1995..............................  11,392               11,707
July 1995..............................  11,980               12,437
August 1995............................  11,787               11,963
September 1995.........................  11,868               12,196
October 1995...........................  11,676               11,868
November 1995..........................  11,777               12,198
December 1995..........................  12,284               12,690

THE ABOVE LINE GRAPH DOES NOT REFLECT ADMINISTRATIVE FEES OR OTHER EXPENSES CHARGED BY AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D THROUGH WHICH SHARES OF THE FUND ARE PURCHASED.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95                     6 MONTH    1 YEAR   SINCE INCEPTION
                                                                -------    ------   ---------------
                                                                                     (May 7, 1993)
Fund                                                              7.84%     6.61%      8.08%
Morgan Stanley Capital International EAFE Index*                  8.39%    11.21%      9.66%

* Index total returns were calculated from 5/31/93 to 12/31/95. The Morgan Stanley Capital International EAFE Index ("EAFE") includes 1,050 companies representing the stock markets of Europe, Australia, New Zealand and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisor Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses or fees reduced by credits, yield and total return would have been lower.

                           INTERNATIONAL GROWTH FUND

monetary policy and provided further fiscal stimulus, prompting a sharp rise in the U.S. Dollar's value against the Yen. This trend helped the Sierra Variable Trust International Growth Fund to regain part of its decline from earlier in the year.

The year-end positive events appear to support the Fund's conviction that the Japanese equity market is undervalued and that the Yen should decline relative to the U.S. Dollar. However, with an overweighting of Japanese stocks throughout the year, the Fund still underperformed its peer group for the period.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

In the Pacific Basin, market results were mixed due to concerns over the pace of economic development, the condition of real estate markets, and the impact of regional political issues. Singapore suffered as its exports were compromised by a strengthening currency and consumption declined as a result of rising interest rates. The Fund's positions in Malaysia also showed disappointing performance in light of concerns over increased inflationary pressures. In Europe, the slowdown in economic growth led to interest rate cuts by the German Bundesbank and the central banks of other European countries, including Switzerland, Belgium, and the Netherlands. This favorable interest rate environment led most major European markets to post gains in 1995.

Besides attempting to add value through our country allocation decisions by concentrating on countries that appeared undervalued on a long-term basis (e.g., Japan and France), we focused our efforts on stock selection -- that is, analyzing individual companies to find those with the best long-term values. In addition, currency management strategies, such as our decision to partially hedge our Yen exposure into the U.S. Dollar, were implemented to limit the potential volatility associated with fluctuating currencies.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

During the year, we slightly reduced the Fund's holdings in Japan, although Japan still remains our single largest position. Earlier in the year, our Japanese holdings hindered overall performance; however, over the last six months, the Fund has benefited from the above average exposure to the recovering Japanese equity market. Business confidence has improved due to the fall in the Yen and sharply lower short- and long-term rates. As a consequence, we believe that economic growth and corporate profits in Japan are likely to continue surprising on the upside. Elsewhere in Asia, we reduced our positions in Malaysia, Australia, and Hong Kong as a result of worsening interest rate outlooks and inflationary pressures.

The Fund's European positions have been increased, particularly in the U.K. Our favorable view of the U.K. was driven by improved valuations as interest rates declined, while institutional buying, merger and acquisition activity, share buybacks, and dividends were on the upswing.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Although stocks abroad generally underperformed the U.S. market in 1995, our valuation analysis indicates that foreign stocks should be significantly more attractive than U.S. stocks at this time. We do not believe that last year's events in Mexico should serve as a harbinger of other financial crises to come. In most emerging economies, growth is strong, capital inflows are steady, and stock values are currently at very attractive levels.

While U.S. interest rates have already fallen below the historical norm, there appears to be greater scope for further interest rate decreases internationally, especially in Europe. In addition, we believe corporate profits in the U.S. are close to a cyclical peak, whereas in Japan, they are showing early signs of a strong rebound. These factors suggest that 1996 may be a solid year for the international markets and for The Sierra Variable Trust International Growth Fund. On a longer term basis, we continue to believe that international investing provides investors with the potential for very attractive returns and is a critical element of a fully diversified portfolio.

                           DIVERSIFICATION BY REGION

                       [PIE CHART] [ALLOCATED AS FOLLOWS]

                             Europe       48.23%
                             Asia         34.29%
                             Americas     15.54%
                             Australia     1.94%



Allocation percentages are based on total investment value of the portfolio as of 12/31/95.

STATEMENT OF ASSETS AND LIABILITIES


                      THE SIERRA VARIABLE TRUST

                           DECEMBER 31, 1995

                                                                                                           SHORT TERM
                                                                                         GLOBAL               HIGH
                                                                                          MONEY           QUALITY BOND
                                                                                          FUND                FUND
                                                                                          ----                ----

ASSETS:
Investments, at value (Note 2)
  See accompanying schedules                                                          $20,357,101         $12,808,229
Cash and/or foreign currency                                                                2,261               8,803
Premium receivable for call options written                                                --                  --
Dividends and/or interest receivable                                                       18,901             105,632
Receivable for investment securities sold                                                  --                  --
Receivable for Fund shares sold                                                             8,483               3,008
Net unrealized appreciation of forward foreign currency contracts (Note 2)
 See accompanying schedules                                                                --                  --
Unamortized organization costs (Note 6)                                                    14,444              --
Variation Margin (Note 2)                                                                  --                  --
Other Assets                                                                               --                  --
                                                                                      -----------         -----------
Total Assets                                                                           20,401,190          12,925,672
                                                                                      -----------         -----------
INVESTMENTS, AT COST (NOTE 2)                                                          20,357,101          12,611,750
CASH AND/OR FOREIGN CURRENCY AT COST (NOTE 2)                                               2,261               8,803
LIABILITIES:
Net unrealized depreciation of forward foreign currency contracts (Note 2)
 See accompanying schedules                                                                --                  --
Payable for investment securities purchased                                                --                 533,942
Investment advisory fee payable (Note 3)                                                    3,643               2,275
Administration fee payable (Note 3)                                                         1,881               1,869
Sub-Transfer agent fees payable (Note 3)                                                      152                  92
Custodian fees payable (Note 3)                                                             4,653               5,266
Accrued Trustees' fees and expenses (Note 3)                                                  763                 461
Reverse repurchase agreements (Notes 2 and 4)                                              --                  --
Payable for dollar roll transactions (Notes 2 and 4)                                       --                  --
Deferred income for dollar roll transactions                                               --                  --
Options written, at value (Premium received of $118,194 for the Short
 Term Global Government Fund) (Note 2) See accompanying schedule                           --                  --
Accrued expenses and other payables                                                        17,224              17,071
                                                                                      -----------         -----------
Total Liabilities                                                                          28,316             560,976
                                                                                      -----------         -----------
NET ASSETS                                                                            $20,372,874         $12,364,696
                                                                                      ===========         ===========
NET ASSETS consist of:
Undistributed net investment income                                                        $8,764             $26,628
Accumulated net realized gain/(loss) on investments sold, futures contracts, forward foreign currency contracts, foreign currency transactions
 and written options                                                                        3,278            (162,128)
Net unrealized appreciation/(depreciation) of
 investments, futures contracts, forward foreign
 currency contracts, foreign currency, written
 options and other assets and liabilities                                                  --                 196,479
Paid-in capital                                                                        20,360,832          12,303,717
                                                                                      -----------         -----------
Total Net Assets                                                                      $20,372,874         $12,364,696
                                                                                      ===========         ===========
NET ASSET VALUE, offering price and redemption
 price per share of beneficial interest
 outstanding                                                                                $1.00               $2.49
                                                                                            =====               =====
Number of Fund shares outstanding                                                      20,369,543           4,957,332
                                                                                       ==========           =========


                       See Notes to Financial Statements.



SHORT TERM
  GLOBAL             U.S.        CORPORATE      GROWTH AND                        EMERGING      INTERNATIONAL
GOVERNMENT       GOVERNMENT        INCOME         INCOME           GROWTH          GROWTH          GROWTH
   FUND             FUND            FUND           FUND             FUND            FUND            FUND
   ----             ----            ----           ----             ----            ----            ----

$23,410,534     $59,412,039     $61,682,058     $45,848,646    $ 99,433,107     $46,118,228     $44,828,008
        225          42,201              10           1,400          75,104          67,698       1,096,851
      7,473          --              --              --              --              --              --
    785,367         517,515       1,095,680          62,297          20,175           5,894         149,700
    360,107          --              --             548,444         677,501         306,702          --
      1,143          43,907          23,339          29,884          35,439          11,665          11,853

     --              --              --              --              --              --              30,053
     14,479          14,378          14,394          --              14,394          --              14,394
     --              13,281          --              --              --              --              --
     --                 341          --              --              --              --              --
-----------     -----------     -----------     ----------     ------------     -----------     -----------
 24,579,328      60,043,662      62,815,481      46,490,671     100,255,720      46,510,187      46,130,859
-----------     -----------     -----------     ----------     ------------     -----------     -----------
 22,742,927      57,107,881      57,563,292      41,969,519      85,759,726      38,057,556      43,329,626
        225          42,201              24           1,400          75,096          67,628       1,102,024


    236,902          --              --              --             129,099          10,371          --
    384,316          --           1,029,940          52,888         284,251         362,249         109,487
     15,065          26,398          32,889          30,745          74,366          32,925          36,058
      3,616           7,919           9,108           6,918          14,971           6,748           6,832
        177             389             447             340             735             331             336
      7,176           2,217           2,044          10,267          17,126          14,338          13,788
        891           1,952           2,244           1,705           3,689           1,663           1,683
     --           7,630,000          --              --              --              --              --
     --              --           1,025,469          --              --              --              --
     --              --                 676          --              --              --              --

     85,679          --              --              --              --              --              --
     40,912          71,293          36,414          25,966          32,570          23,162          53,817
-----------     -----------     -----------     ----------     ------------     -----------     -----------
    774,734       7,740,168       2,139,231         128,829         556,807         451,787         222,001
-----------     -----------     -----------     ----------     ------------     -----------     -----------
$23,804,594     $52,303,494     $60,676,250     $46,361,842    $ 99,698,913     $46,058,400     $45,908,858
===========     ===========     ===========     ===========    ============     ===========     ===========


$   323,195     $    20,383     $    29,513     $   436,763    $     12,981     $     6,696     $   702,004

   (309,022)     (2,083,272)     (2,099,005)      4,004,714      13,024,922       1,556,967        (569,940)

    468,227       2,257,415       4,118,752       3,879,127      13,564,025       8,050,424       1,522,244
 23,322,194      52,108,968      58,626,990      38,041,238      73,096,985      36,444,313      44,254,550
-----------     -----------     -----------     ----------     ------------     -----------     -----------

$23,804,594     $52,303,494     $60,676,250     $46,361,842    $ 99,698,913     $46,058,400     $45,908,858
===========     ===========     ===========     ===========    ============     ===========     ===========

$      2.50     $     10.00     $     10.48     $     12.83     $     15.72     $     13.74     $     12.11
===========     ===========     ===========     ===========     ===========     ===========     ===========

  9,536,788       5,229,508       5,792,000       3,612,541       6,342,412       3,350,979       3,790,504
  =========       =========       =========       =========       =========       =========       =========


                          See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

                              THE SIERRA VARIABLE TRUST

                        FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                            SHORT TERM
                                                                          GLOBAL               HIGH
                                                                           MONEY           QUALITY BOND
                                                                           FUND                FUND
                                                                           ----                ----
INVESTMENT INCOME:
Dividends                                                                 $ --               $  --
Foreign witholding tax on dividend income                                   --                  --
Interest                                                                  660,151              984,993
Foreign witholding tax on interest income                                   --                    (231)
Fee income (Note 4)                                                         --                  --
                                                                          -------            ---------

    Total Investment Income                                               660,151              984,762
                                                                          -------            ---------

EXPENSES:
Investment advisory fee (Note 3)                                           56,870               69,756
Administration fee (Note 3)                                                20,473               25,337
Trustees' fees and expenses (Note 3)                                        2,074                2,246
Legal and audit fees                                                       19,282               25,637
Sub-Transfer agent fees (Note 3)                                              265                  312
Custodian fees (Note 3)                                                     8,270               15,035
Amortization of organization costs (Note 6)                                 6,137               --
Other                                                                       1,823                3,165
                                                                          -------            ---------

Expenses before waiver of fees                                            115,194              141,488
Fees waived by investment advisor and administrator (Note 3)              (57,408)             (19,478)
Fees reduced by credits allowed by the custodian (Note 3)                    (535)              (2,029)
                                                                          -------            ---------

    Total expenses before interest expense                                 57,251              119,981
                                                                          -------            ---------

Interest expense (Note 4)                                                   --                  --
                                                                          -------            ---------

    Total expenses                                                         57,251              119,981
                                                                          -------            ---------

NET INVESTMENT INCOME/(LOSS)                                              602,900              864,781
                                                                          -------            ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (Notes 2 and 4):
Realized gain/(loss) from:
  Security transactions                                                     3,309             (143,365)
  Forward foreign currency contracts and foreign currency transactions      --                  (2,189)
  Futures contracts                                                         --                (105,120)
  Written options                                                           --                  (3,792)
Net change in unrealized appreciation/ (depreciation) of:
  Securities                                                                --                 637,703
  Forward foreign currency contracts                                        --                   --
  Foreign currency, written options,
   futures contracts and other assets and liabilities                       --                  (7,467)
                                                                          -------            ---------

Net realized and unrealized gain on investments                             3,309              375,770
                                                                          -------            ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $606,209           $1,240,551
                                                                         ========           ==========


                          See Notes to Financial Statements.


SHORT TERM
  GLOBAL             U.S.        CORPORATE      GROWTH AND                      EMERGING        INTERNATIONAL
GOVERNMENT       GOVERNMENT        INCOME         INCOME           GROWTH        GROWTH            GROWTH
   FUND             FUND            FUND           FUND             FUND          FUND              FUND
   ----             ----            ----           ----             ----          ----              ----

$   --           $   --          $   --         $  702,717     $   586,973     $  102,416      $  986,299
    --               --              --             (5,330)        (35,391)        (5,258)       (125,723)
 2,048,131        3,947,453       4,498,682         98,899         670,896        161,398         170,144
   (14,765)          --              --             --              --             --                (766)
    --               34,512          10,731         --              --             --              --
----------       ----------      ----------     ----------     -----------     ----------      ----------

 2,033,366        3,981,965       4,509,413        796,286       1,222,478        258,556       1,029,954
----------       ----------      ----------     ----------     -----------     ----------      ----------


   204,272          282,956         367,022        268,781         718,734        270,758         411,331
    49,025           84,887         101,657         60,476         143,997         54,833          77,936
     4,407            7,174           8,603          5,731          13,081          5,278           7,098
    59,093           74,285          58,217         39,551          69,879         35,960          58,486
       632            1,210           1,137            722           1,633            652             252
    19,352           14,272           6,864         13,250          38,534         19,088          54,555
     6,137            6,137           6,137         --               6,137         --               6,137
       851           11,176           8,460          2,257           1,647          1,836          25,037
----------       ----------      ----------     ----------     -----------     ----------      ----------
   343,769          482,097         558,097        390,768         993,642        388,405         640,832
    (2,945)          (2,943)         --            (34,257)         --            (19,826)         (4,326)
      (360)          (6,014)         (1,064)          (338)         (4,371)        (2,302)           (286)
----------       ----------      ----------     ----------     -----------     ----------      ----------

   340,464          473,140         557,033        356,173         989,271        366,277         636,220
   -------          -------         -------        -------         -------        -------         -------

    --              357,918             153         --              --             --              --
   -------          -------             ---        ------         --------        -------         -------

   340,464          831,058         557,186        356,173         989,271        366,277         636,220
----------       ----------      ----------     ----------     -----------     ----------      ----------

 1,692,902        3,150,907       3,952,227        440,113         233,207       (107,721)        393,734
----------       ----------      ----------     ----------     -----------     ----------      ----------


  (231,442)        (857,025)       (644,234)     4,042,481      13,728,015      2,249,015        (339,859)
(1,223,402)          --                  (1)            13        (564,734)       (33,725)        216,714
    --             (198,015)         --             --              --             --              --

   463,958           --              --             --              --             --              --

 1,402,148        5,144,001       9,369,684      4,545,904      11,470,436      6,838,691       2,447,304
  (183,961)          --              --             --            (237,367)       (20,842)         68,877
    46,563           10,570             (41)        --              19,411             50         (10,813)
----------       ----------      ----------     ----------     -----------     ----------      ----------

   273,864        4,099,531       8,725,408      8,588,398      24,415,761      9,033,189       2,382,223
----------       ----------      ----------     ----------     -----------     ----------      ----------

$1,966,766       $7,250,438     $12,677,635     $9,028,511     $24,648,968     $8,925,468      $2,775,957
==========       ==========     ===========     ==========     ===========     ==========      ==========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                           THE SIERRA VARIABLE TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                                          SHORT TERM
                                                                                        GLOBAL               HIGH
                                                                                         MONEY           QUALITY BOND
                                                                                         FUND                FUND
                                                                                         ----                ----

Net investment income/(loss)                                                          $602,900             $864,781
Net  realized   gain/(loss)  on  investments  sold,   forward  foreign  currency
 contracts, foreign currency transactions, futures contracts and written options
 during the year                                                                         3,309             (254,466)
Net unrealized appreciation/(depreciation) of investments, forward foreign currency contracts, foreign currency, written options, futures contracts
 and other assets and liabilities during the year                                         --                630,236
                                                                                   -----------          -----------

Net  increase  in  net  assets  resulting  from  operations                            606,209            1,240,551
Distributions to shareholders from:
  Net investment income                                                               (602,900)            (652,464)
  Net realized gains on investments                                                       --                  --
Net increase/(decrease) in net assets from Fund share transactions                  14,210,664           (3,770,768)
                                                                                   -----------          -----------

Net increase/(decrease) in net assets                                               14,213,973           (3,182,681)
NET ASSETS:

Beginning of year                                                                    6,158,901           15,547,377
                                                                                   -----------          -----------
End of year                                                                        $20,372,874          $12,364,696
                                                                                   ===========          ===========
Undistributed net investment income at end of year                                      $8,764              $26,628
                                                                                        ======              =======

                       See Notes to Financial Statements.

SHORT-TERM
  GLOBAL             U.S.        CORPORATE      GROWTH AND                      EMERGING        INTERNATIONAL
GOVERNMENT       GOVERNMENT        INCOME         INCOME           GROWTH        GROWTH            GROWTH
   FUND             FUND            FUND           FUND             FUND          FUND              FUND
   ----             ----            ----           ----             ----          ----              ----

 $1,692,902      $3,150,907      $3,952,227      $440,113         $233,207     $(107,721)        $393,734


   (990,886)     (1,055,040)       (644,235)    4,042,494       13,163,281     2,215,290         (123,145)


  1,264,750       5,154,571       9,369,643     4,545,904       11,252,480     6,817,899        2,505,368
  ---------       ---------       ---------     ---------       ----------     ---------        ---------
  1,966,766       7,250,438      12,677,635     9,028,511       24,648,968     8,925,468        2,775,957


   (375,446)     (3,097,100)     (4,433,630)     (178,328)        (231,062)     (106,321)          (3,103)
    --                --             --          (277,094)          (2,321)       (1,520)        (440,869)
 (7,590,616)      4,568,328      (2,273,206)   12,883,369       12,520,757    17,356,044       (2,952,058)
 ----------       ---------      ----------    ----------       ----------    ----------       ----------
 (5,999,296)      8,721,666       5,970,799    21,456,458       36,936,342    26,173,671         (620,073)

 29,803,890      43,581,828      54,705,451    24,905,384       62,762,571    19,884,729       46,528,931
 ----------      ----------      ----------    ----------       ----------    ----------       ----------
$23,804,594     $52,303,494     $60,676,250   $46,361,842      $99,698,913   $46,058,400      $45,908,858
===========     ===========     ===========   ===========      ===========   ===========      ===========
   $323,195         $20,383         $29,513      $436,763          $12,981        $6,696         $702,004
   ========         =======         =======      ========          =======        ======         ========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                           THE SIERRA VARIABLE TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                                                         SHORT TERM
                                                                                        GLOBAL               HIGH
                                                                                         MONEY           QUALITY BOND
                                                                                         FUND                FUND*
                                                                                         ----                -----

Net investment income                                                                   $151,503              $480,662
Net  realized   gain/(loss)  on  investments  sold,   forward  foreign  currency
  contracts, foreign currency transactions,  futures contracts and written options
  on  foreign   currency   during   the  year                                                (31)             (237,512)
Net   unrealized appreciation/(depreciation) of investments,  forward foreign currency contracts,  foreign  currency,  written  options,  futures  contracts
  and other  assets and  liabilities during the year                                       --                 (433,757)
                                                                                        --------             ---------
Net   increase/(decrease)  in  net  assets  resulting  from  operations                  151,472              (190,607)
Distributions to shareholders from:
  Net investment income                                                                 (151,450)             (336,501)
  Net realized gains on investments                                                          (53)                --
  Capital (Note 2)                                                                         --                    --
Net increase in net assets from Fund share transactions                                 4,670,786            16,074,485
                                                                                        ---------            ----------
Net increase in net assets                                                              4,670,755            15,547,377
NET ASSETS:
Beginning of year                                                                       1,488,146                 --
                                                                                        --------             ---------

End of year                                                                            $6,158,901           $15,547,377
                                                                                       ==========           ===========
Undistributed net investment income at end of year                                         $5,473               $45,834
                                                                                           ======               =======


--------
* The Short Term High Quality Bond, Growth and Income and Emerging Growth Funds commenced operations on January 12, 1994.


                       See Notes to Financial Statements.


 SHORT TERM
   GLOBAL             U.S.        CORPORATE      GROWTH AND                      EMERGING        INTERNATIONAL
 GOVERNMENT       GOVERNMENT        INCOME         INCOME           GROWTH        GROWTH            GROWTH
    FUND             FUND            FUND           FUND*            FUND          FUND*             FUND
    ----             ----            ----           -----            ----          -----             ----

 $1,607,524       $2,256,407      $3,445,916      $174,969        $342,933       $107,564           $258,244


 (1,325,425)      (1,120,435)     (2,139,354)      239,323        (425,990)      (543,629)            99,064


   (827,486)      (2,559,445)     (4,872,950)     (666,777)      1,309,778      1,232,525         (1,203,068)
   (545,387)      (1,423,473)     (3,566,388)     (252,485)      1,226,721        796,460           (845,760)


   (588,849)      (2,180,922)     (2,058,319)        --            (43,480)         --               (76,169)
     (7,909)         (52,604)       (248,803)        --               --            --               (44,054)
   (469,048)           --             --             --               --            --                --

 12,267,700       22,169,753      31,847,386    25,157,869      38,783,923     19,088,269         36,856,687
 ----------       ----------      ----------    ----------      ----------     ----------         ----------
 10,656,507       18,512,754      25,973,876    24,905,384      39,967,164     19,884,729         35,890,704


 19,147,383       25,069,074      28,731,575         --         22,795,407          --            10,638,227
 ----------       ----------      ----------   -----------      ----------     ----------         ----------
$29,803,890      $43,581,828     $54,705,451   $24,905,384     $62,762,571    $19,884,729        $46,528,931
===========      ===========     ===========   ===========     ===========    ===========        ===========
$     9,731      $    43,240     $   521,326   $   174,965     $   274,870    $   106,321        $    38,824
===========      ===========     ===========   ===========     ===========    ===========        ===========



                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

                           THE SIERRA VARIABLE TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                         SHORT TERM
                                                                       GLOBAL               HIGH
                                                                        MONEY           QUALITY BOND
                                                                        FUND                FUND
                                                                        ----                ----

 AMOUNT
  Sold                                                               $19,730,400         $4,517,274
  Issued as reinvestment of dividends                                    602,900            652,464
  Redeemed                                                            (6,122,636)        (8,940,506)
                                                                      ----------         ----------
  Net increase/(decrease)                                            $14,210,664        $(3,770,768)
                                                                     ===========        ===========

SHARES
  Sold                                                                19,730,400          1,815,328
  Issued as reinvestment of dividends                                    602,900            276,815
  Redeemed                                                            (6,122,636)        (3,648,620)
                                                                      ----------         ----------
  Net increase/(decrease)                                             14,210,664         (1,556,477)
                                                                      ==========         ==========



                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                                          SHORT TERM
                                                                        GLOBAL               HIGH
                                                                        MONEY           QUALITY BOND
                                                                        FUND                 FUND*
                                                                        ----                 -----
AMOUNT
  Sold                                                                $9,003,620         $16,073,183
  Issued as reinvestment of dividends                                    151,502             336,502
  Redeemed                                                            (4,484,336)           (335,200)
                                                                      ----------            --------
  Net increase                                                        $4,670,786         $16,074,485
                                                                      ==========         ===========

SHARES
  Sold                                                                 9,003,620           6,511,483
  Issued as reinvestment of dividends                                    151,502             138,835
  Redeemed                                                            (4,484,336)           (136,509)
                                                                      ----------            --------
  Net increase                                                         4,670,786           6,513,809
                                                                       =========           =========


--------
* The Short Term High Quality Bond, Growth and Income and Emerging Growth Funds commenced operations on January 12, 1994.


                       See Notes to Financial Statements.
                                       30

 SHORT TERM
   GLOBAL             U.S.        CORPORATE      GROWTH AND                      EMERGING        INTERNATIONAL
 GOVERNMENT       GOVERNMENT        INCOME         INCOME           GROWTH        GROWTH            GROWTH
    FUND             FUND            FUND           FUND             FUND          FUND              FUND
    ----             ----            ----           ----             ----          ----              ----

 $3,934,613       $6,842,404      $4,901,259    $14,462,238      $15,968,914     $17,893,152      $4,982,206
    375,446        3,097,100       4,433,630        455,422          233,383         107,841         443,972
(11,900,675)      (5,371,176)    (11,608,095)    (2,034,291)      (3,681,540)       (644,949)     (8,378,236)
-----------       ----------     -----------     ----------       ----------        --------      ----------
$(7,590,616)      $4,568,328     $(2,273,206)   $12,883,369      $12,520,757     $17,356,044     $(2,952,058)
===========       ==========     ===========    ===========      ===========     ===========     ===========


  1,661,187          699,076         489,186      1,230,772        1,131,853       1,510,732         430,784
    150,178          317,046         449,642         39,671           16,814           9,451          39,534
 (4,943,164)        (559,408)     (1,183,596)      (192,119)        (271,654)        (57,838)       (734,961)
 ----------         --------      ----------       --------         --------         -------        --------
 (3,131,799)         456,714        (244,768)     1,078,324          877,013       1,462,345        (264,643)
 ==========          =======        ========      =========          =======       =========        ========


 SHORT TERM
   GLOBAL             U.S.        CORPORATE      GROWTH AND                      EMERGING        INTERNATIONAL
 GOVERNMENT       GOVERNMENT        INCOME         INCOME           GROWTH        GROWTH            GROWTH
    FUND             FUND            FUND           FUND*            FUND          FUND*             FUND
    ----             ----            ----           -----            ----          -----             ----

$14,193,117       $24,164,110    $34,463,820     $25,611,964      $40,659,039   $19,271,024       $36,962,697
  1,065,805         2,233,525      2,307,122          --               43,480        --               120,222
 (2,991,222)       (4,227,882)    (4,923,556)       (454,095)      (1,918,596)     (182,755)         (226,232)
 ----------        ----------     ----------        --------       ----------      --------          --------
$12,267,700       $22,169,753    $31,847,386     $25,157,869      $38,783,923   $19,088,269       $36,856,687
===========       ===========    ===========     ===========      ===========   ===========       ===========


  5,745,553         2,487,621      3,545,507       2,579,666        3,591,581     1,906,318         3,123,107
    447,570           239,649        248,589          --                4,121        --                10,240
 (1,218,957)         (451,960)      (536,740)        (45,449)        (167,854)      (17,684)          (19,152)
 -----------         ---------      ---------        --------        ---------      --------          --------
  4,974,166         2,275,310      3,257,356       2,534,217        3,427,848     1,888,634         3,114,195
  =========         =========      =========       =========        =========     =========         =========

                       See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                              U.S. GOVERNMENT FUND

                          YEAR ENDED DECEMBER 31, 1995

Cash flows from operating activities:
  Investment income received                                                       $3,220,125
  Dividend income received                                                            421,316
  Fee income received                                                                  71,242
  Payment of operating expenses                                                      (461,812)
  Proceeds from sales of long-term securities and purchased options               144,825,719
  Net proceeds from futures transactions                                             (198,015)
  Purchases of long-term securities and purchased options                        (156,728,017)
  Net proceeds from short-term investments                                            210,844
  Variation margin for futures transactions                                            26,945
  Interest paid                                                                      (357,918)
                                                                                     --------

Cash used for operating  activities                                                                    $(8,969,571)
Cash flows from financing activities:
  Proceeds from shares sold                                                         6,798,497
  Payments on shares redeemed                                                      (5,423,563)
  Cash provided from reverse repurchase agreements                                  7,630,000
                                                                                    ---------
Cash provided by financing activities                                                                    9,004,934
                                                                                                         ---------
Increase in cash                                                                                            35,363
Cash at beginning of year                                                                                    6,838
                                                                                                             -----

Cash at end of year                                                                                        $42,201
                                                                                                           =======

RECONCILIATION  OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH USED FOR
  OPERATING ACTIVITIES:

Net increase in net assets resulting from operations                                                    $7,250,438
  Increase in investments*                                                         $(16,188,243)
  Increase in interest and dividends receivable                                         (96,199)
  Decrease in deferred fee income from dollar roll transactions                          36,730
  Decrease in variation margin for futures transactions                                  16,375
  Decrease in other assets                                                                9,150
  Increase in accrued expenses                                                            2,178
                                                                                          -----
     Total  adjustments                                                             (16,220,009)
                                                                                    -----------
CASH USED FOR OPERATING ACTIVITIES                                                                     $(8,969,571)
                                                                                                       ===========


--------
Non-cash activities include reinvestment of dividends of $3,097,100.

* Includes unrealized appreciation of $2,304,158.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                               GLOBAL MONEY FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                                     YEAR       YEAR      PERIOD
                                                                                                    ENDED      ENDED      ENDED
                                                                                                   12/31/95   12/31/94   12/31/93*
                                                                                                   --------   --------   ---------
Net asset value, beginning of year                                                                  $1.00      $1.00      $1.00
                                                                                                    -----      -----      -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                               0.053      0.037      0.016
                                                                                                    -----      -----      -----
Total from investment operations                                                                    0.053      0.037      0.016
LESS DISTRIBUTIONS:
Dividends from net investment income                                                               (0.053)    (0.037)    (0.016)
                                                                                                   ------     ------     ------
Total distributions                                                                                (0.053)    (0.037)    (0.016)
                                                                                                   ------     ------     ------
Net asset value, end of year                                                                        $1.00      $1.00      $1.00
                                                                                                    =====      =====      =====
TOTAL RETURN+                                                                                        5.46%      3.69%      1.59%
                                                                                                     ====       ====       ====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                                                $20,373     $6,159     $1,488
Ratio of operating expenses to average  net assets                                                   0.50%      0.49%      0.39%**
Ratio of net  investment income to average net assets                                                5.30%      3.84%      2.54%**
Ratio of operating expenses to average net assets without fees reduced by credits
  allowed by the custodian                                                                           0.51%(a)    N/A        N/A
Ratio of operating expenses to average net assets without fee waivers,
  expenses absorbed and/or fees reduced by credits allowed by the custodian                          1.01%(a)   1.25%      6.42%**
Net investment income/(loss) per share without fee waivers and/or expenses
  absorbed and/or fees reduced by credits allowed by the custodian                                  $0.048     $0.030    $(0.022)

--------
*  The Fund commenced operations on May 10, 1993.

** Annualized.

+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS
                       SHORT TERM HIGH QUALITY BOND FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                        YEAR      PERIOD
                                                                                       ENDED       ENDED
                                                                                      12/31/95    12/31/94*
                                                                                      --------    ---------
Net asset value, beginning of year                                                     $2.39       $2.50
                                                                                       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                   0.12        0.08
Net realized and unrealized gain/(loss) on investments                                  0.10       (0.12)
                                                                                        ----       -----
Total from investment operations                                                        0.22       (0.04)
LESS DISTRIBUTIONS:
Dividends from net investment income                                                   (0.12)      (0.07)
                                                                                       -----       -----
Total distributions                                                                    (0.12)      (0.07)
                                                                                       -----       -----
Net asset value, end of year                                                           $2.49       $2.39
                                                                                       =====       =====
TOTAL RETURN+                                                                           9.30%      (1.62)%
                                                                                        ====       =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                                   $12,365     $15,547
Ratio of operating expenses to average net assets                                       0.85%       0.77%**
Ratio of net investment income to average net assets                                    6.14%       5.63%**
Portfolio turnover rate                                                                  188%         80%
Ratio of operating expenses to average net assets without fees reduced by
  credits allowed by the custodian                                                      0.87%(a)   N/A
Ratio of operating expenses to average net assets without fee waivers
  and/or fees reduced by credits allowed by the custodian                               1.01%(a)    1.10%**
Net investment income per share without fee waivers and/or fees reduced
  by credits allowed by the custodian                                                  $0.11       $0.07

--------
* The Fund commenced operations on January 12, 1994.

** Annualized.

+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.

(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS
                       SHORT TERM GLOBAL GOVERNMENT FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                        YEAR      YEAR      PERIOD
                                                                                       ENDED     ENDED      ENDED
                                                                                      12/31/95  12/31/94   12/31/93*
                                                                                      --------  --------   ---------
Net asset value, beginning of year                                                     $2.35     $2.49     $2.50
                                                                                       -----     -----     -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                   0.07      0.05      0.01
Net realized and unrealized gain/(loss) on investments                                  0.12     (0.10)    (0.01)
                                                                                        ----     -----     -----
Total from investment operations                                                        0.19     (0.05)     0.00
LESS DISTRIBUTIONS:
Dividends from net investment income                                                   (0.04)    (0.05)    (0.01)
Distributions from capital (Note 2)                                                      --      (0.04)     --
                                                                                       -----     -----     -----
Total distributions                                                                    (0.04)    (0.09)    (0.01)
                                                                                       -----     -----     -----
Net asset value, end of year                                                           $2.50     $2.35     $2.49
                                                                                       =====     =====     =====
Total return+                                                                           8.09%    (2.03)%    0.12%
                                                                                        ====     =====      ====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                                   $23,805   $29,804   $19,147
Ratio of operating expenses to average net assets                                       1.25%     0.92%     0.52%**
Ratio of net investment income to average net assets                                    6.22%     5.84%     4.06%**
Portfolio turnover rate                                                                  195%      286%      164%
Ratio of operating expenses to average net assets without fees reduced by
  credits allowed by the custodian                                                      1.25%(a)  N/A       N/A
Ratio of operating expenses to average net assets without fee waivers,
  expenses absorbed and/or fees reduced by credits allowed by the custodian             1.26%(a)  1.28%     1.92%**
Net investment income per share without fee waivers and/or expenses absorbed
  and/or fees reduced by credits allowed by the custodian                              $0.07     $0.05     $0.01

--------
* The Fund commenced operations on May 12, 1993.

** Annualized.

+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
                              U.S. GOVERNMENT FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                                 YEAR      YEAR      PERIOD
                                                                                                ENDED     ENDED       ENDED
                                                                                               12/31/95  12/31/94   12/31/93*
                                                                                               --------  --------   ---------
Net asset value, beginning of year                                                              $9.13     $10.04      $10.00
                                                                                                -----     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                            0.64       0.50        0.19
Net realized and unrealized gain/(loss) on investments                                           0.87##    (0.90)##     0.04##
                                                                                                 ----      -----        ----
Total from investment operations                                                                 1.51      (0.40)       0.23
LESS DISTRIBUTIONS:
Dividends from net investment income                                                            (0.64)     (0.50)      (0.19)
Distributions from net realized gains                                                             --       (0.01)        --
                                                                                                 ----      -----        ----
Total distributions                                                                             (0.64)     (0.51)      (0.19)
                                                                                                -----      -----       -----
Net asset value, end of year                                                                   $10.00      $9.13      $10.04
                                                                                               ======      =====      ======
TOTAL RETURN+                                                                                   16.89%     (4.04)%      2.27%
                                                                                                =====      =====        ====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                                            $52,303    $43,582     $25,069
Ratio of operating expenses to average net assets                                                1.00%      0.85%       0.44%**
Ratio of net  investment income to average net assets                                            6.68%      5.75%       5.37%**
Portfolio  turnover rate                                                                          273%        74%        131%
Ratio of operating  expenses to average net assets without fees reduced by credits
 allowed by the custodian                                                                        1.02%(a)    N/A         N/A
Ratio of operating expenses to average net assets without fee waivers, expenses
 absorbed and/or fees reduced by credits allowed by the custodian                                1.03%(a)   1.02%       1.47%**
Ratio of operating expenses to average net assets including interest expense                     1.76%      0.86%       0.44%**
Net investment income per share without fee waivers and/or expenses absorbed and/or
 fees reduced by credits allowed by the custodian                                               $0.63      $0.49       $0.15

--------
* The Fund commenced operations on May 6, 1993.

** Annualized.

+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.

(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS
                             CORPORATE INCOME FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                      YEAR      YEAR     PERIOD
                                                                                     ENDED     ENDED      ENDED
                                                                                    12/31/95  12/31/94  12/31/93*
                                                                                    --------  --------  ---------
Net asset value, beginning of year                                                    $9.06   $10.34   $10.00
                                                                                      -----   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                  0.70      0.47     0.23
Net realized and unrealized gain/(loss) on investments                                 1.50     (1.30)    0.33##
                                                                                       ----     -----     ----
Total from investment operations                                                       2.20     (0.83)    0.56
LESS DISTRIBUTIONS:
Dividends from net investment income                                                  (0.78)    (0.40)   (0.22)
Distributions from net realized gains                                                   --      (0.05)   --
                                                                                       ----     -----     ----
Total distributions                                                                   (0.78)    (0.45)   (0.22)
                                                                                      -----     -----    -----
Net asset value, end of year                                                         $10.48     $9.06   $10.34
                                                                                     ======     =====   ======
TOTAL RETURN+                                                                         25.09%    (8.13)%   5.62%
                                                                                      =====     =====     ====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets,  end of year (in 000's)                                                 $60,676   $54,705  $28,732
Ratio of operating expenses  to average  net assets                                    0.99%     0.93%    0.54%**
Ratio of net investment income to average net assets                                   7.00%     7.28%    6.37%**
Portfolio turnover rate                                                                  42%       23%      26%
Ratio of operating expenses to average net assets without fees reduced by
credits allowed by the custodian                                                       0.99%(a)   N/A      N/A
Ratio of operating expenses to average net assets without fee waivers, expenses
 absorbed and/or fees reduced by credits allowed by the custodian                      0.99%(a)  1.07%    1.50%**
Ratio of operating expenses to average net assets including interest expense           0.99%       --       --
Net investment income per share without fee waivers and/or expenses absorbed
  and/or fees reduced by credits allowed by the custodian                             $0.70      $0.47   $0.19

--------
*  The Fund commenced operations on May 7, 1993.

** Annualized.

+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.

(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS
                             GROWTH AND INCOME FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                       YEAR      PERIOD
                                                                                      ENDED       ENDED
                                                                                     12/31/95   12/31/94*
                                                                                     --------   ---------
Net asset value, beginning of year                                                   $9.83      $10.00
                                                                                     -----      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                 0.12        0.07
Net realized and unrealized gain/(loss) on investments                                3.05       (0.24)
                                                                                      ----       -----
Total from investment operations                                                      3.17       (0.17)
LESS DISTRIBUTIONS:
Dividends from net investment income                                                 (0.07)        --
Distributions from net realized gains                                                (0.10)        --
                                                                                     -----       -----
Total distributions                                                                  (0.17)        --
                                                                                     -----       -----
Net asset value, end of year                                                        $12.83       $9.83
                                                                                    ======       =====
TOTAL RETURN+                                                                        32.41%      (1.70)%
                                                                                     =====       =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                                 $46,362     $24,905
Ratio of operating expenses to average net assets                                     1.06%       1.20%**
Ratio of net investment income to average net assets                                  1.31%       1.63%**
Portfolio turnover rate                                                                 70%         44%
Ratio of operating expenses to average net assets without fees reduced by
  credits allowed by the custodian                                                    1.06%(a)     N/A
Ratio of  operating  expenses to average net assets  without fee waivers
  and/or fees reduced by credits allowed by the custodian                             1.16%(a)    1.55%**
Net investment income per share without fee waivers and/or fees reduced
  by credits allowed by the custodian                                                $0.11       $0.05

----------
* The Fund commenced operations on January 12, 1994.

** Annualized.

+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.

(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS

                                   GROWTH FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                          YEAR        YEAR     PERIOD
                                                                                         ENDED       ENDED      ENDED
                                                                                       12/31/95++  12/31/94   12/31/93*
                                                                                       ----------  --------   ---------
Net asset value, beginning of year                                                       $11.48    $11.19     $10.00
                                                                                         ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                      0.04      0.04       0.02
Net realized and unrealized gain on investments                                            4.24      0.26       1.17
                                                                                           ----      ----       ----
Total from investment operations                                                           4.28      0.30       1.19
LESS DISTRIBUTIONS:
Dividends from net investment income                                                      (0.04)    (0.01)      --
Distributions from net realized gains                                                     (0.00)#    --         --
                                                                                          -----      ----       ----
Total distributions                                                                       (0.04)    (0.01)      --
                                                                                          -----     -----     -----
Net asset value, end of year                                                             $15.72    $11.48     $11.19
                                                                                         ======    ======     ======
TOTAL RETURN+                                                                             37.34%     2.69%     11.90%
                                                                                          =====      ====      =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                                      $99,699   $62,763    $22,795
Ratio of operating expenses  to average  net assets                                        1.24%     1.26%      0.78%**
Ratio of net investment income to average net assets                                       0.29%     0.74%      0.70%**
Portfolio turnover rate                                                                     187%      257%        86%
Ratio of operating expenses to average net assets without fees reduced by credits
 allowed by the custodian                                                                  1.24%(a)   N/A      N/A
Ratio of operating expenses to average net assets without fee waivers, expenses
 absorbed and/or fees reduced by credits allowed by the custodian                          1.24%(a)  1.32%      1.92%**
Net investment income/(loss) per share without fee waivers and/or expenses absorbed
 and/or fees reduced by credits allowed by the custodian                                  $0.04     $0.04     $(0.01)

----------
* The Fund commenced operations on May 7, 1993.

** Annualized.

+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year since the use of the undistributed income method did not accord with results of operations.

# Amount represents less than $0.01 per share.

(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS

                              EMERGING GROWTH FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                         YEAR      PERIOD
                                                                                         ENDED      ENDED
                                                                                       12/31/95   12/31/94*
                                                                                       --------   ---------
Net  asset  value,  beginning  of year                                                 $10.53      $10.00
                                                                                       ------      ------
INCOME  FROM  INVESTMENT OPERATIONS:
Net investment income/(loss)                                                            (0.01)       0.06
Net realized and unrealized gain on investments                                          3.26        0.47
                                                                                         ----        ----
Total from investment operations                                                         3.25        0.53
LESS DISTRIBUTIONS:
Dividends from net investment income                                                    (0.04)        --
Distributions from net realized gains                                                   (0.00)#       --
                                                                                        -----        ----
Total distributions                                                                     (0.04)        --
                                                                                        -----        ----
Net asset value, end of year                                                           $13.74      $10.53
                                                                                       ======      ======
TOTAL RETURN+                                                                           30.99%       5.30%
                                                                                        =====        ====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                                    $46,058     $19,885
Ratio of operating expenses to average net assets                                        1.20%       1.23%**
Ratio of net investment income/(loss) to average net assets                             (0.35)%      1.03%**
Portfolio turnover rate                                                                   135%        192%
Ratio of operating expenses to average net assets without fees reduced by credits
 allowed by the custodian                                                                1.21%(a)     N/A
Ratio of  operating  expenses to average net assets  without fee waivers  and/or
 fees reduced by credits allowed by the custodian                                        1.28%(a)    1.38%**
Net investment income/(loss) per share without fee waivers and/or fees reduced by
 credits allowed by the custodian                                                      $(0.01)      $0.05

--------
* The Fund commenced operations on January 12, 1994.

** Annualized.

+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or if fees had not been reduced by credits allowed by the custodian.

# Amount represents less than $0.01 per share.

(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

FINANCIAL HIGHLIGHTS

                           INTERNATIONAL GROWTH FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                           YEAR        YEAR      PERIOD
                                                                                          ENDED       ENDED       ENDED
                                                                                        12/31/95    12/31/94    12/31/93*
                                                                                        --------    --------    ---------
Net asset value, beginning of year                                                      $11.47       $11.31     $10.00
                                                                                        ------       ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                     0.18         0.01       0.02
Net realized and unrealized gain on investments                                           0.58         0.19##     1.29
                                                                                          ----         ----       ----
Total from investment operations                                                          0.76         0.20       1.31
LESS DISTRIBUTIONS:
Dividends from net investment income                                                     (0.00)#      (0.03)      --
Distributions from net realized gains                                                    (0.12)       (0.01)      --
                                                                                         -----        -----       ----
Total distributions                                                                      (0.12)       (0.04)      --
                                                                                         -----        -----       ----
Net asset value, end of year                                                            $12.11       $11.47     $11.31
                                                                                        ======       ======     ======
TOTAL RETURN+                                                                             6.61%        1.88%     13.10%
                                                                                        ======       ======     ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets,  end of year (in 000's)                                                    $45,909      $46,529    $10,638
Ratio of operating expenses  to average  net assets                                       1.47%        1.34%      0.83%**
Ratio of net investment income to average net assets                                      0.91%        0.83%      0.61%**
Portfolio turnover rate                                                                     72%          51%        24%
Ratio of  operating  expenses to average net assets  without fees reduced by
 credits allowed by the custodian                                                         1.47%(a)     N/A         N/A
Ratio of operating expenses to average net assets without fee waivers, expenses
 absorbed and/or fees reduced by credits allowed by the custodian                         1.48%(a)     1.50%      2.85%**
Net investment income/(loss) per share without fee waivers and/or expenses absorbed
 and/or fees reduced by credits allowed by the custodian                                 $0.17        $0.01     $(0.06)

-------
* The Fund commenced operations on May 7, 1993.

** Annualized.

+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

# Amount represents less than $0.01 per share.

## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.

(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

PORTFOLIO OF INVESTMENTS

                               GLOBAL MONEY FUND

                               DECEMBER 31, 1995

PRINCIPAL                                                              VALUE
 AMOUNT                                                               (NOTE 2)
---------                                                            ----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 45.0%
$2,930,000   Federal Home Loan Bank (FHLB),
              5.480% due 01/22/1996++                               $ 2,920,634
 2,070,000   Federal Home Loan Mortgage Corporation (FHLMC),
              5.750% due 01/02/1996++                                 2,069,669
             Federal National Mortgage Association (FNMA):
 2,000,000    5.460% due 01/23/1996++                                 1,993,327
 2,190,000    5.500% due 01/31/1996++                                 2,179,962
                                                                      ---------
             Total U.S. Government Agency Discount Notes
              (Cost $9,163,592)                                       9,163,592
                                                                      ---------
             COMMERCIAL PAPER -- (DOMESTIC) -- 18.5%
   900,000   AT&T Corporation,
              5.500% due 04/15/1996++                                   885,563
 1,000,000   Bank of New York,
              5.810% due 01/18/1996++                                   997,247
   500,000   Bankers Trust Company of New York,
              5.670% due 03/14/1996++                                   494,251
   400,000   Campbell Soup Company,
              5.900% due 02/01/1996++                                   397,968
 1,000,000   General Electric Capital Corporation,
              5.790% due 01/30/1996++                                   995,336
                                                                        -------
             Total Commercial Paper -- (Domestic)
              (Cost $3,770,365)                                       3,770,365
                                                                      ---------
             CERTIFICATES OF DEPOSIT -- (YANKEE) -- 14.7%
 1,000,000   Bank of Montreal, Chicago,
              6.060% due 01/05/1996                                   1,000,000
 1,000,000   Societe Generale, New York,
              5.650% due 02/08/1996                                   1,000,000

PRINCIPAL                                                              VALUE
 AMOUNT                                                               (NOTE 2)
---------                                                           -----------
$1,000,000   Sumitomo Bank, Ltd.,
              6.120% due 01/19/1996                                 $ 1,000,020
                                                                    -----------
             Total Certificates of Deposit -- (Yankee)
              (Cost $3,000,020)                                       3,000,020
                                                                    -----------
             MEDIUM-TERM NOTES -- 14.7%
             Federal National Mortgage Association (FNMA):
 1,500,000    5.600% due 11/01/1996                                   1,497,963
 1,500,000    5.300% due 12/26/1996                                   1,496,872
                                                                    -----------
             Total Medium-Term Notes
              (Cost $2,994,835)                                       2,994,835
                                                                    -----------
             COMMERCIAL PAPER -- (FOREIGN) -- 4.9% (COST $999,663)
 1,000,000   Bayerische Vereinsbank,
              6.060% due 01/03/1996++                                   999,663
             U.S. TREASURY BILLS -- 2.1%
   100,000    5.390% due 02/01/1996++                                    99,536
   333,000    5.290% due 03/21/1996++                                   329,090
                                                                   ------------
             Total U.S. Treasury Bills (Cost $428,626)                  428,626
                                                                   ------------

             TOTAL INVESTMENTS (COST $20,357,101*)            99.9%  20,357,101
             OTHER ASSETS AND LIABILITIES (NET)                0.1       15,773
                                                             -----  -----------
             NET ASSETS                                      100.0% $20,372,874
                                                             =====  ===========

--------
*  Aggregate cost for federal tax purposes.

++ Rate represents annualized yield at date of purchase (unaudited).

                       See Notes to Financial Statements.
                                       42

PORTFOLIO OF INVESTMENTS

                       SHORT TERM HIGH QUALITY BOND FUND

                               DECEMBER 31, 1995

PRINCIPAL                                                               VALUE
  AMOUNT                                                              (NOTE 2)
---------                                                             --------
MORTGAGE-BACKED SECURITIES -- 27.7%
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 18.5%
$ 93,770   #121425, Seasoned,
            11.000% due 04/15/2015                                  $   106,271
 141,350   #140834, Seasoned,
            11.000% due 12/15/2015                                      160,194
  71,912   #144538, Seasoned,
            11.000% due 12/15/2015                                       81,499
 159,826   #151670, Seasoned,
            11.000% due 12/15/2015                                      181,134
 343,462   #780060,
            8.000% due 02/15/2025                                       358,077
 338,586   #780081, Seasoned,
            10.000% due 02/15/2025                                      374,709
  99,586   #780121, Seasoned,
            10.000% due 04/15/2025                                      109,513
  85,587   #780141, Seasoned,
            10.000% due 12/15/2020                                       94,199
 279,672   #405486,
            8.000% due 09/15/2010                                       291,893
 500,000   Generic, 30 Year, TBA, Seasoned,
            9.000% due 08/15/2025                                       533,125
                                                                      ---------
           Total GNMAs (Cost $2,254,941)                              2,290,614
                                                                      ---------
 FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 5.1%
           5 Year Balloon, GOLD:
 391,940    #G50135,
            5.500% due 03/01/1999                                       389,142
 208,747    #G50157,
            5.000% due 05/01/1999                                       205,234
  42,526    #G50163,
            5.000% due 05/01/1999                                        41,810
                                                                      ---------
           Total FHLMCs (Cost $631,176)                                 636,186
                                                                      ---------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.2%
  (Cost $274,703)
 287,293   7 Year Balloon, #281187,
            5.000% due 04/01/2001                                       274,390
                                                                      ---------
 ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) -- 1.9%
           Federal National Mortgage Association:
 111,754    #124571,
            7.710% due 11/01/2022+                                      113,657
 112,922    #152205,
            7.338% due 01/01/2019+                                      115,356
                                                                      ---------
           Total ARMs (Cost $228,320)                                   229,013
                                                                      ---------
           Total Mortgage-Backed Securities
            (Cost $3,389,140)                                         3,430,203
                                                                      ---------
ASSET-BACKED SECURITIES -- 23.5%
 129,026   Conti Mortgage Home Equity Loan Trust, 1995-1, Class A1,
            8.750% due 04/15/2007                                       129,409

PRINCIPAL                                                               VALUE
  AMOUNT                                                              (NOTE 2)
---------                                                            ----------
$250,000   Green Tree Financial Corporation,
            1995-1-B2
            9.200% due 06/15/2025                                   $   276,718
           Green Tree Home Improvement:
 400,000    1995-CA2,
            6.350% due 07/15/2020                                       404,250
 165,000    1995-DB2,
            7.450% due 09/15/2025                                       168,660
 129,831   Green Tree NIM, 1994-B, Class A,
            7.850% due 07/15/2004                                       132,387
 117,247   Green Tree Security Mortgage Trust, 1994-A
            6.900% due 02/15/2004                                       117,137
  10,000   Household Affinity Credit Card, 1993,
            4.950% due 03/15/1999                                         9,931
           Merrill Lynch Mortgage Investment Trust:
 105,453    1991-B-A,
            9.200% due 04/15/2011                                       108,222
 112,506    1991-I-A,
            7.650% due 01/15/2012                                       114,475
 381,467    1992-B-A4,
            7.850% due 04/15/2012                                       390,287
 387,818   Mid-State Trust, Series 4, Class A,
            8.330% due 04/01/2030                                       421,158
 217,705   Sec Pac Manufacturing Housing, 95-1, Class A1,
            6.500% due 04/10/2020                                       220,154
  10,000   Standard Credit Card Trust, 94-1A,
            4.650% due 03/07/1999                                         9,912
 400,000   UCFC Loan Trust, 1995-B1,
            6.600% due 07/10/2009                                       403,000
                                                                      ---------
           Total Asset-Backed Securities
            (Cost $2,845,838)                                         2,905,700
                                                                      ---------
CORPORATE NOTES -- 18.8%
 275,000   Bayerische Landesbank, MTN,
            (Inverse Floater),
            5.820% due 12/29/1997+                                      279,813
 250,000   Capital One Bank Corporation, MTN,
            8.625% due 01/15/1997                                       256,975
 200,000   General Motors Acceptance
            Corporation, MTN,
            7.850% due 11/17/1997                                       207,978
           Lyondell Petrochemical Company:
 175,000    10.000% due 06/01/1999                                      195,904
 100,000    9.125% due 03/15/2002                                       114,318
 150,000    9.750% due 09/04/2003**                                     170,535
           Taubman Realty Corporation, MTN:
 300,000    7.400% due 06/10/2002                                       299,835
 100,000    7.500% due 06/15/2002                                       100,450
           The Money Store, Inc.:
 200,000    9.160% due 09/09/1997**                                     207,900
  80,000    9.160% due 09/09/1997**                                      83,160
 300,000    7.630% due 04/15/1998**                                     306,015
 100,000   Time Warner, Inc.,
            7.450% due 02/01/1998                                       102,785
                                                                      ---------
           Total Corporate Notes (Cost $2,267,793)                    2,325,668
                                                                      ---------

                       See Notes to Financial Statements.

                       SHORT TERM HIGH QUALITY BOND FUND

                               DECEMBER 31, 1995

PRINCIPAL                                                               VALUE
  AMOUNT                                                              (NOTE 2)
---------                                                            ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.0%
$ 31,941   Countrywide Funding Corporation,
            1994-1-A3,
            6.250% due 03/25/2024                                   $    31,222
           Federal Home Loan Mortgage Corporation
            (FHLMC), REMIC, P/O:
 245,437    #1719-C,
            Zero coupon due 04/15/1999                                  216,445
 162,445    # 167-A,
            Zero coupon due 05/01/1999                                  143,155
 352,375   Federal National Mortgage Association
            (FNMA), REMIC, #1992-121-C,
            7.000% due 07/25/1999                                       353,256
 384,053   Fund America Investors Corporation,
            1991-1-H,
            7.950% due 02/20/2020                                       389,334
 176,781   General Electric Capital Mortgage
            Association, 1994-27-A1,
            6.500% due 07/25/2024                                       177,333
 142,449   Prudential Home Mortgage, Series 1992-47,
            7.500% due 01/25/2023                                       142,271
 142,533   Ryland Acceptance Corporation,
            8.950% due 08/20/2019                                       146,942
                                                                      ---------
           Total Collateralized Mortgage Obligations
            (Cost $1,586,748)                                         1,599,958
                                                                      ---------
U.S. TREASURY OBLIGATIONS -- 7.9%
 U.S. TREASURY NOTES -- 4.1%
 100,000   5.375% due 05/31/1998                                        100,328
 400,000   5.875% due 08/15/1998                                        406,312
                                                                      ---------
           Total U.S. Treasury Notes (Cost $500,460)                    506,640
 U.S. TREASURY STRIPS -- 3.8%
 400,000   Zero coupon due 02/15/1999                                   339,928
 200,000   Zero coupon due 02/15/2004                                   127,522
                                                                      ---------
           Total U.S. Treasury Strips (Cost $461,970)                   467,450
                                                                      ---------
           Total U.S. Treasury Obligations
            (Cost $962,430)                                             974,090
                                                                      ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.4%
           Federal National Mortgage Association:
 175,000    (Inverse Floater),
            9.452% due 12/29/1997+                                      188,125
 500,000    Principal Strip, Non-income producing
            until 08/21/1996,
            Zero coupon due 08/21/2001                                  483,125
                                                                      ---------
           Total U.S. Government Agency Obligations
            (Cost $661,760)                                             671,250
                                                                      ---------

PRINCIPAL                                                               VALUE
  AMOUNT                                                              (NOTE 2)
---------                                                             ---------
COMMERCIAL PAPER -- 7.2%
$485,000   Ford Motor Credit Corporation,
            6.090% due 01/02/1996++                                 $   485,000
 400,000   General Electric Capital Corporation,
            5.850% due 01/02/1996++                                     400,000
                                                                     ----------
           Total Commercial Paper (Cost $885,000)                       885,000
                                                                     ----------

NUMBER OF                                    EXPIRATION   STRIKE
CONTRACTS                                       DATE       PRICE
---------                                    ----------   ------
CALL OPTIONS PURCHASED ON U.S. TREASURY BOND
 FUTURES -- 0.1%
       3   U.S. Treasury Bond Call           02/07/1996   $120.000        7,641
       6   U.S. Treasury Bond Call           02/07/1996   $122.000        8,719
                                                                     ----------
           Total Call Options Purchased on U.S.
            Treasury Bond Futures (Cost $13,041)                         16,360
TOTAL  INVESTMENTS  (COST  $12,611,750*)                     103.6%  12,808,229
OTHER  ASSETS  AND LIABILITIES (NET)                          (3.6)    (443,533)
                                                             -----   ----------
NET ASSETS                                                   100.0% $12,364,696
                                                             =====   ==========

-------
* Aggregate cost for federal tax purposes is $12,615,068.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+ Variable rate security. The interest rate shown reflects the rate currently in effect.

++ Rate represents annualized yield at date of purchase (unaudited).

                               GLOSSARY OF TERMS

BALLOON -- Five- and seven-year mortgages with larger dollar amounts of payments falling  due in the  later  years of the  obligation

GOLD    -- Payments are on accelerated  45-day  payment  cycle instead of 75-day cycle

MTN     -- Medium Term Note

P/O     -- Principal Only

REMIC   -- Real Estate Mortgage Investment Conduit

STRIP   -- Separate trading of registered interest and principal of securities

TBA     -- To Be Announced

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

                       SHORT TERM GLOBAL GOVERNMENT FUND

                               DECEMBER 31, 1995

PRINCIPAL                                                             VALUE
 AMOUNT                                                              (NOTE 2)
---------                                                            --------
FOREIGN BONDS AND NOTES -- 66.6%
 NETHERLANDS GUILDER BONDS -- 8.7%
                        Government of Netherlands:
NLG         2,300,000    6.250% due 07/15/1998                      $ 1,501,371
              850,000    7.500% due 06/15/1999                          577,102
                                                                    -----------
                        Total Netherlands Guilder Bonds
                         (Cost $2,028,738)                            2,078,473
                                                                    -----------
 DANISH KRONER BONDS -- 8.6%
                        Kingdom of Denmark:
DKK         3,800,000    5.250% due 08/10/1996                          686,162
            2,000,000    9.000% due 11/15/1996                          373,024
            5,000,000    9.000% due 11/15/1998                          981,452
                                                                    -----------
                        Total Danish Kroner Bonds
                         (Cost $1,890,171)                            2,040,638
                                                                    -----------
 EUROPEAN CURRENCY UNIT BONDS -- 7.9%
XEU           500,000   Government of France,
                         7.500% due 03/16/1997                          657,086
              300,000   Kingdom of Belgium,
                         9.125% due 03/18/1996                          386,501
              650,000   Kingdom of Norway,
                         9.000% due 07/01/1996                          847,561
                                                                    -----------
                        Total European Currency Unit
                         Bonds (Cost $1,939,398)                      1,891,148
                                                                    -----------
 ITALIAN LIRA BONDS -- 7.8%
                        Italian Treasury Bonds:
ITL     1,300,000,000    8.500% due 08/01/1997                          801,639
        1,750,000,000    8.500% due 01/01/1999                        1,060,482
                                                                    -----------
                        Total Italian Lira Bonds
                         (Cost $1,802,937)                            1,862,121
                                                                    -----------
 GERMAN DEUTSCHE MARK BONDS -- 7.4%
                        Federal Republic of Germany:
DEM         1,500,000    6.625% due 01/20/1998                        1,101,987
              900,000    6.000% due 02/20/1998                          653,975
                                                                    -----------
                        Total German Deutsche Mark
                         Bonds (Cost $1,546,892)                      1,755,962
                                                                    -----------
 AUSTRALIAN DOLLAR BOND AND NOTE -- 5.6%
AUD         1,170,000   Commonwealth of Australia,
                         12.500% due 01/15/1998                         953,076
              500,000   New South Wales Treasury Note,
                         7.500% due 02/01/1998                          372,108
                                                                    -----------
                        Total Australian Dollar Bond
                         and Note
                         (Cost $1,302,399)                            1,325,184
                                                                    -----------
 CANADIAN DOLLAR BONDS -- 5.1%
                        Government of Canada:
CAD         1,020,000    6.250% due 02/01/1998                          751,076
              590,000    9.500% due 10/01/1998                          468,284
                                                                    -----------
                        Total Canadian Dollar Bonds
                         (Cost $1,171,772)                            1,219,360
                                                                    -----------

PRINCIPAL                                                              VALUE
 AMOUNT                                                               (NOTE 2)
---------                                                             --------
 SWEDISH KRONA BOND -- 4.8% (Cost $969,105)
SEK         7,000,000   Kingdom of Sweden,
                         11.000% due 01/21/1999                     $ 1,136,333
                                                                    -----------
 SPANISH PESETA BONDS -- 4.3%
                        Government of Spain:
ESP        85,000,000    11.450% due 08/30/1998                         735,989
           35,000,000    10.250% due 11/30/1998                         295,841
                                                                    -----------
                        Total Spanish Peseta Bonds
                         (Cost $997,983)                              1,031,830
                                                                    -----------
 GREAT BRITAIN POUND STERLING NOTE -- 4.1% (Cost $957,552)
GBP           600,000   United Kingdom Treasury Note,
                         8.750% due 09/01/1997                          967,907
                                                                    -----------
 FRENCH FRANC BOND -- 2.3% (Cost $549,142)
FRF         2,600,000   Government of France,
                         8.500% due 03/12/1997                          552,177
                                                                    -----------
                        Total Foreign Bonds and Notes
                         (Cost $15,156,089)                          15,861,133
                                                                    -----------
U.S. TREASURY NOTE -- 10.7% (Cost $2,525,197)
$           2,475,000   6.375% due 01/15/1999**                       2,551,377
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.8%
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) --  5.5%
            1,177,120   Pass-through certificates,
                         10.000% due 12/15/2017 -- 06/15/2020         1,298,152
                                                                    -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.9%
              442,293   #141461,
                         7.672% due 11/01/2021+                         452,452
                                                                    -----------
 FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.4%
              317,991   #1223,
                         7.250% due 07/15/2020                          320,275
                                                                    -----------
                        Total U.S. Government Agency
                         Obligations
                         (Cost $2,043,697)                            2,070,879
                                                                    -----------
COMMERCIAL PAPER -- 7.7%
            1,000,000   Ford Motor Credit Corporation,
                         6.000% due 01/02/1996++                      1,000,000
              837,000   General Electric Capital Corporation,
                         5.850% due 01/02/1996++                        837,000
                                                                    -----------
                        Total Commercial Paper
                         (Cost $1,837,000)                            1,837,000
                                                                    -----------
INDEXED NOTE -- 4.2% (Cost $1,000,000)
            1,000,000   Bayerische Landesbank, Giro
                         Zentrale,  (Coupon rate is directly
                         linked to the Czech  Koruna),
                         10.200% due 01/16/1996                         997,900
                                                                    -----------

                       See Notes to Financial Statements.

                       SHORT TERM GLOBAL GOVERNMENT FUND

                               DECEMBER 31, 1995


PRINCIPAL                                   EXPIRATION    SRIKE       VALUE
 AMOUNT                                        DATE       PRICE      (NOTE 2)
 ------                                        ----       -----      --------
OPTIONS ON FOREIGN CURRENCY PURCHASED -- 0.4%
 PUT OPTIONS PURCHASED -- 0.4%
AUD         1,862,715   Australian
                         Dollar Put          01/08/1996  $    0.688 $         2
CAD           630,500   Canadian
                         Dollar Put          01/09/1996       1.341       8,070
ITL     1,275,000,000   Italian Lira Put     01/22/1996   1,627.750         714
DEM         3,008,250   German
                         Deutsche Mark Put   02/01/1996       1.433      27,538
FRF         7,500,000   French Franc Put     02/08/1996       5.000       7,500
DEM         1,400,000   German
                         Deutsche Mark Put   02/16/1996       1.495       3,397
SEK         7,000,000   Swedish
                         Krona Put           02/26/1996       6.712      15,190
DEM         2,122,500   German
                         Deutsche Mark Put   04/19/1996       1.489      16,163
FRF         7,000,000   French Franc Put     05/30/1996       5.108      13,671
                                                                     ----------
                        Total Put Options Purchased on
                         Foreign Currency
                         (Cost $180,944)                                 92,245
                                                                     ----------

TOTAL INVESTMENTS (Cost $22,742,927*)                         98.4%  23,410,534
                                                                     ----------
OPTIONS WRITTEN -- (0.4)%
 CALL OPTIONS WRITTEN ON FOREIGN CURRENCY -- (0.4)%
AUD           637,715   Australian
                         Dollar Call         01/08/1996       0.715     (17,201)
ITL     1,275,000,000   Italian Lira Call    01/22/1996   1,578.500      (3,009)
XEU           900,000   European Currency
                         Unit Call           01/25/1996       1.302      (6,559)
AUD         1,200,000   Australian
                         Dollar Call         01/31/1996       0.745      (6,024)
DEM         2,025,000   German
                         Deutsche Mark Call  02/08/1996       1.350      (1,215)
SEK         7,000,000   Swedish Krona Call   02/26/1996       6.407      (3,710)
FRF         7,000,000   French Franc Call    05/30/1996       4.770     (21,343)
GBP           650,000   Great Britain Pound
                         Sterling Call       04/26/1996       1.533     (26,618)
                                                                     ----------
                        Total Call Options Written
                         on Foreign Currency
                         (Premiums received
                         $118,194)                                      (85,679)
                                                                     ----------
OTHER ASSETS AND LIABILITIES (NET)                             2.0      479,739
                                                             -----   ----------
NET ASSETS                                                   100.0% $23,804,594
                                                             =====   ==========

--------
* Aggregate cost for federal tax purposes.

** This security is pledged as collateral for options.

+ Variable rate security. The interest rate shown reflects the rate currently in effect.

++ Rate represents annualized yield at date of purchase (unaudited).


SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                            CONTRACTS TO RECEIVE
                            --------------------
                                                                 NET UNREALIZED
                                                                  APPRECIATION/
EXPIRATION       LOCAL             VALUE IN  IN EXCHANGE         (DEPRECIATION)
  DATE         CURRENCY              U.S. $   FOR U.S. $          OF CONTRACTS
----------     --------            --------  -----------         --------------
01/03/1996   AUD         31,025      23,057      23,433               $    (376)
01/03/1996   AUD          1,547       1,150       1,168                     (18)
01/17/1996   DEM        226,300     157,970     158,086                    (116)
01/17/1996   DEM      1,731,401   1,208,617   1,213,400                  (4,783)
01/17/1996   DEM      1,731,401   1,208,617   1,264,165                 (55,548)
01/29/1996   DEM      3,632,640   2,537,621   2,549,723                 (12,102)
01/29/1996   DEM      2,232,640   1,559,635   1,630,616                 (70,981)
01/29/1996   DEM      2,096,100   1,464,254   1,500,000                 (35,746)
02/20/1996   XEU        209,140     267,688     271,631                  (3,943)
02/22/1996   BEF     24,000,000     817,906     786,189                  31,717
02/28/1996   NLG        396,484     247,964     239,930                   8,034
                                                                      ---------
                                                                      $(143,862)
                                                                      ---------

 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                            CONTRACTS TO DELIVER
                            --------------------                 NET UNREALIZED
                                                                  APPRECIATION/
EXPIRATION       LOCAL             VALUE IN  IN EXCHANGE         (DEPRECIATION)
  DATE         CURRENCY              U.S. $   FOR U.S. $          OF CONTRACTS
----------     --------            --------  -----------         --------------
01/02/1996   DEM              3           2           2               $       0
01/05/1996   FRF      5,905,136   1,204,963   1,190,984                 (13,979)
01/17/1996   DEM      1,957,700   1,366,587   1,301,403                 (65,184)
01/17/1996   DEM      1,731,401   1,208,617   1,212,466                   3,849
01/26/1996   DKK      9,000,000   1,621,897   1,668,521                  46,624
01/29/1996   DEM      3,632,640   2,537,622   2,439,815                 (97,807)
01/29/1996   DEM      3,886,960   2,715,279   2,770,070                  54,791
01/29/1996   DEM      1,205,290     841,969     862,616                  20,647
01/29/1996   DEM      1,438,645   1,004,981   1,000,000                  (4,981)
01/29/1996   ESP    122,480,781   1,006,354     999,028                  (7,326)
02/06/1996   SEK      1,032,988     155,033     155,108                      75
02/20/1996   XEU        873,397   1,117,902   1,138,211                  20,309
02/21/1996   DKK      2,515,258     453,580     463,300                   9,720
02/22/1996   BEF     41,148,400   1,402,314   1,367,056                 (35,258)
02/28/1996   NLG        966,484     604,446     588,512                 (15,934)
03/13/1996   CHF        210,652     184,129     175,543                  (8,586)
                                                                       ---------
                                                                      $ (93,040)
                                                                       ---------
             Net Unrealized Depreciation of Forward
              Foreign Currency Contracts                              $(236,902)
                                                                       =========

                               GLOSSARY OF TERMS

AUD --   Australian Dollar
BEF --   Belgian Franc
CAD --   Canadian Dollar
CHF --   Swiss Franc
DEM --   German Deutsche Mark
DKK --   Danish Kroner
ESP --   Spanish Peseta
FRF --   French Franc
GBP --   Great Britain Pound Sterling
ITL --   Italian Lira
NLG --   Netherlands Guilder
SEK --   Swedish Krona
XEU --   European Currency Unit

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

                              U.S. GOVERNMENT FUND

                               DECEMBER 31, 1995

PRINCIPAL                                                              VALUE
 AMOUNT                                                               (NOTE 2)
 ------                                                               --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 96.4%
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
  DEBENTURES -- 35.0%
             REMIC, Pass-through certificates:
$1,758,055   Trust 89-30, Class 30-Z
              P/O, due 01/25/2021**                                 $ 1,583,884
   922,953   Trust 89-90, Class 90-E
              P/O, due 01/25/2024                                       728,265
 5,106,849   Trust 92-83, Class 83-X,
              7.000% due 02/25/2022                                   4,960,027
 3,992,141   Trust 92-55, Class 55-DZ,
              8.000% due 04/25/2022**                                 4,224,165
 1,500,000   Trust 94-57, Class 57-C
              8.700% due 12/25/2019**                                 1,599,840
 1,495,026   Trust 90-100, Class 100-J,
              9.000% due 10/25/2019**                                 1,524,449
 3,458,787   Trust 93-159, Class 159-PA
              9.500% due 06/25/2019**                                 3,686,825
                                                                     ----------
             Total FNMA Debentures
              (Cost $16,914,744)                                     18,307,455
                                                                     ----------
 FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 18.4%
 1,401,808   5.500% due 12/01/2008**                                  1,365,011
 1,464,823   6.500% due 09/01/2025                                    1,448,798
 2,933,654   7.500% due 09/01/2025**                                  3,007,905
 1,694,566   8.500% due 12/01/2024 -- 05/01/2025**                    1,769,243
 1,458,341   8.750% due 08/01/2008**                                  1,527,816
   476,167   9.000% due 09/01/2020                                      506,113
                                                                     ----------
             Total FHLMCs (Cost $9,330,022)                           9,624,886
                                                                     ----------
 ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) -- 10.6%
   288,881   Federal Home Loan Mortgage Corporation,
              7.144% due 04/01/2009                                     298,630
             Federal National Mortgage Association:
 1,629,122    6.729% due 04/01/2019**                                 1,636,258
 1,246,064    7.541% due 01/01/2025**                                 1,283,645
 1,423,884    7.558% due 01/01/2020**                                 1,446,581
   880,763    7.625% due 05/01/2019                                     904,156
             Total ARMs (Cost $5,499,076)                             5,569,270
 FEDERAL HOME LOAN BANK (FHLB) -- 8.7%
 1,500,000   5.020% due 11/23/1998**                                  1,483,365
 3,000,000   8.250% due 09/25/1996**                                  3,060,480
             Total FHLBs (Cost $4,555,313)                            4,543,845
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 8.1%
 1,312,821   7.250% due 01/01/2025**                                  1,348,714
   911,200   8.000% due 09/01/2017**                                    952,769
   524,697   8.500% due 02/01/2023                                      553,189
 1,254,024   10.000% due 07/01/2020                                   1,378,248
                                                                     ----------
             Total FNMAs (Cost $4,113,882)                            4,232,920
                                                                     ----------

PRINCIPAL                                                              VALUE
 AMOUNT                                                              (NOTE 2)
---------                                                            --------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (GNMA II) -- 7.7%
$2,660,052   6.500% due 04/20/2025 -- 05/20/2025**                  $ 2,711,604
   396,688   7.250% due 07/20/2018                                      404,190
   881,880   7.500% due 03/20/2025**                                    898,141
                                                                     ----------
             Total GNMA IIs (Cost $3,968,849)                         4,013,935
                                                                     ----------
 FEDERAL FARM CREDIT BANK (FFCB) -- 2.2%
  (Cost $1,149,265)
 1,150,000   5.660% due 01/02/1996                                    1,149,265
                                                                     ----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 2.1%
   975,281   7.000% due 02/15/2024 -- 09/15/2025                        986,857
   110,161   9.000% due 08/15/2021                                      117,269
                                                                     ----------
             Total GNMAs (Cost $1,076,634)                            1,104,126
                                                                     ----------
 RESIDENTIAL FUNDING MORTGAGE SECURITY -- 2.0%
  (Cost $963,750)
 1,000,000   Trust 92-539, Class S39-A8,
              7.500% due 11/25/2007**                                 1,021,560
                                                                     ----------
 SMALL BUSINESS ADMINISTRATION (SBA) -- 1.6%
   500,000   6.950% due 09/01/2015                                      513,203
   300,000   8.500% due 01/01/2015                                      329,531
                                                                     ----------
             Total SBAs (Cost $816,182)                                 842,734
                                                                     ----------
             Total U.S. Government Agency Obligations
              (Cost $48,387,717)                                     50,409,996
                                                                     ----------
U.S. TREASURY OBLIGATIONS -- 17.0%
 U.S. TREASURY NOTES -- 15.4%
   190,000   7.500% due 01/31/1997                                      194,482
   240,000   6.625% due 03/31/1997                                      243,974
 1,360,000   7.250% due 02/15/1998**                                  1,414,182
 2,695,000   6.125% due 05/15/1998**                                  2,748,900
   100,000   7.750% due 01/31/2000                                      108,625
 2,900,000   6.875% due 03/31/2000+                                   3,063,589
   250,000   6.375% due 08/15/2002                                      262,148
                                                                     ----------
             Total U.S. Treasury Notes
              (Cost $7,875,634)                                       8,035,900
                                                                     ----------
 U.S TREASURY BONDS -- 1.6%
   245,000   7.125% due 02/15/2023                                      280,143
   100,000   7.500% due 11/15/2024                                      120,204
   400,000   6.875% due 08/15/2025                                      451,124
                                                                     ----------
             Total U.S. Treasury Bonds
              (Cost $779,581)                                           851,471
                                                                     ----------
             Total U.S. Treasury Obligations
              (Cost $8,655,215)                                       8,887,371
                                                                     ----------

                       See Notes to Financial Statements.

NUMBER OF                                    EXPIRATION   STRIKE       VALUE
CONTRACTS                                       DATE       PRICE      (NOTE 2)
---------                                    ----------   ------      --------
CALL OPTION PURCHASED ON U.S. TREASURY BOND
 FUTURES -- 0.2% (Cost $64,949)
        41   U.S. Treasury Bond Call         02/17/1996  $112.00    $   114,672
TOTAL  INVESTMENTS  (Cost  $57,107,881*)                  113.6%     59,412,039
OTHER  ASSETS  AND LIABILITIES (Net)                      (13.6)     (7,108,545)
                                                          -----      ----------
NET ASSETS                                                100.0%    $52,303,494
                                                          =====      ==========


--------
* Aggregate cost for federal tax purposes is $57,044,078.

** A portion of this security is pledged as collateral for futures contracts.

+ A portion or all of the securities are pledged as collateral for reverse repurchase agreements (Note 4).

NUMBER OF                                                            UNREALIZED
CONTRACTS                                                           APPRECIATION
---------                                                           ------------
FUTURES CONTRACTS -- LONG POSITION
         9   Municipal Bond Index Future, March 1996                $    16,551
        58   U.S. Treasury Note, Two Year, March 1996                    25,919
       128   U.S. Treasury Note, Five Year, March 1996                   91,392
                                                                        -------
             Net Unrealized Appreciation of Futures
              Contracts -- Long Position                            $   133,862
                                                                        =======

NUMBER OF                                                            UNREALIZED
CONTRACTS                                                           DEPRECIATION
---------                                                           ------------
FUTURES CONTRACTS -- SHORT POSITION
         6   U.S. Treasury Note, Ten Year,
              March 1996                                            $   (15,599)
        64   U.S. Treasury Bond, Thirty Year,
              March 1996                                               (165,006)
                                                                        --------
             Net Unrealized Depreciation of Futures
              Contracts -- Short Position                           $  (180,605)
                                                                        ========

                               GLOSSARY OF TERMS

P/O   --   Principal Only
REMIC --   Real Estate Mortgage Investment
           Conduit

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

                             CORPORATE INCOME FUND

                               DECEMBER 31, 1995

PRINCIPAL                                                               VALUE
 AMOUNT                                                               (NOTE 2)
---------                                                             ---------
CORPORATE BONDS AND NOTES -- 84.9%
 FINANCIAL SERVICES -- 19.3%
$1,000,000   Abbey National Plc, Global Note,
              6.690% due 10/17/2005                                 $ 1,037,500
   500,000   American General Corporation, Sinking Fund Deb.,
              7.500% due 07/15/2025                                     538,125
   400,000   Banc One Corporation, Sub. Note,
              10.000% due 08/15/2010                                    530,000
 1,000,000   Barclays North American Capital
              Corporation, Capital Note,
              9.750% due 05/15/2021**                                 1,196,250
    82,000   Barnett Banks, Florida, Inc., Sub. Note,
              10.875% due 03/15/2003                                    104,037
    50,000   Chase Manhattan Corporation,
              Sub. Notes,
              8.000% due 06/15/1999                                      53,437
   230,000   Citicorp, Sub. Note,
              8.625% due 12/01/2002                                     262,487
             First Chicago Corporation, Sub. Note:
   600,000    11.250% due 02/20/2001                                    741,000
   100,000    9.250% due 11/15/2001                                     116,250
    40,000   First Interstate Bancorp, MTN,
              9.375% due 11/15/1998                                      43,950
 1,000,000   First Tennessee National Corporation,
              Sub. Capital Note,
              10.375% due 06/01/1999                                  1,133,750
 1,040,000   Fleet/Norstar Financial Group Inc.,
              Sub Note,
              9.900% due 06/15/2001                                   1,219,400
   400,000   Ford Holdings, Inc., Deb.,
              9.375% due 03/01/2020                                     519,500
   500,000   General Motors Acceptance Corporation, MTN,
              7.550% due 01/14/1997                                     510,625
 1,570,000   Mellon Bank, NA, Sub. Note,
              6.500% due 08/01/2005                                   1,591,588
             NCNB Corporation, Sub. Note:
 1,100,000    9.375% due 09/15/2009                                   1,384,625
    60,000    10.200% due 07/15/2015                                     81,150
   516,000   Security Pacific Corporation, Sub. Note,
              11.500% due 11/15/2000                                    632,100
                                                                     ----------
                                                                     11,695,774
                                                                     ----------
MATERIALS AND PROCESSING -- 18.4%
   520,000   AMAX Inc., Note,
              9.875% due 06/13/2001                                     596,050
 1,200,000   Boise Cascade Corporation, Deb.,
              9.450% due 11/01/2009                                   1,501,500
             Georgia-Pacific Corporation, Deb.:
 1,000,000    9.500% due 05/15/2022                                   1,165,000
   300,000    8.125% due 06/15/2023                                     314,250
   700,000   International Paper Company, Deb.,
              6.875% due 11/01/2023                                     704,375
 1,400,000   Mead Corporation, Deb.,
              7.125% due 08/01/2025                                   1,447,250
 1,800,000   Praxair, Inc., Deb.,
              8.700% due 07/15/2022                                   2,173,500
 2,550,000   Tyco Laboratories, Inc., Deb.,
              9.500% due 05/01/2022                                   3,251,250
                                                                     ----------
                                                                     11,153,175
                                                                     ----------

PRINCIPAL                                                               VALUE
 AMOUNT                                                                (NOTE 2)
---------                                                              --------
 AUTOS AND TRANSPORTATION -- 13.5%
$1,000,000   Conrail Inc., Deb.,
              9.750% due 06/15/2020                                 $ 1,366,250
             Ford Motor Company, Deb.:
   250,000    8.875% due 01/15/2022                                     312,500
   600,000    8.875% due 11/15/2022                                     708,000
 1,000,000   General Motors Corporation, Deb.,
              9.400% due 07/15/2021                                   1,301,250
   525,000   Laidlaw Inc., Deb.,
              8.250% due 05/15/2023                                     595,219
 2,000,000   Southwest Airlines Company,
              Pass-through certificates, 94-A,
              Class A-4,
              9.150% due 07/01/2016                                   2,410,000
 1,300,000   United AirLines Inc., Pass-through
              certificate,
              9.560% due 10/19/2018                                   1,512,875
                                                                     ----------
                                                                      8,206,094
                                                                     ----------
 ENERGY -- 10.5%
 1,200,000   ANR Pipeline Company, Deb.,
              9.625% due 11/01/2021                                   1,575,000
 1,300,000   Occidental Petroleum Corporation,
              Sr. Deb.,
              11.125% due 08/01/2010                                  1,826,500
   500,000   Panhandle Eastern Pipe Line Company, Deb.,
              8.625% due 04/15/2025                                     580,000
   500,000   Petro-Canada, Deb.,
              9.250% due 10/15/2021                                     641,250
 1,000,000   Phillips Petroleum Company, Deb.,
              9.180% due 09/15/2021                                   1,176,250
   500,000   Trans-Canada Pipeline Corporation, Deb.,
              8.500% due 03/20/2023                                     585,000
                                                                      ---------
                                                                      6,384,000
                                                                      ---------
 CONSUMER DISCRETIONARY -- 9.5%
 1,750,000   Carnival Corporation, Deb.,
              7.200% due 10/01/2023                                   1,771,875
              Dayton-Hudson Corporation, Deb.:
   500,000    9.875% due 07/01/2020                                     655,625
   500,000    8.500% due 12/01/2022                                     542,500
   400,000    7.875% due 06/15/2023                                     422,000
             May Department Stores Company, Deb.:
 1,000,000    8.375% due 10/01/2022                                   1,113,750
   600,000    8.375% due 08/01/2024                                     673,500
   200,000   Ogden Corporation, Deb.,
              9.250% due 03/01/2022                                     248,000
   300,000   Time Warner, Inc., Deb.,
              9.150% due 02/01/2023                                     343,875
                                                                      ---------
                                                                      5,771,125
                                                                      ---------

                       See Notes to Financial Statements.
                                       49

                             CORPORATE INCOME FUND

                               DECEMBER 31, 1995

PRINCIPAL                                                               VALUE
 AMOUNT                                                               (NOTE 2)
---------                                                             ---------
CORPORATE BONDS AND NOTES -- (Continued)
 PRODUCER DURABLES -- 6.9%
$1,000,000   Boeing Company, Deb.,
              8.750% due 08/15/2021                                 $ 1,257,500
 1,500,000   Caterpillar Inc., Sinking Fund Deb.,
              9.750% due 06/01/2019                                   1,719,375
 1,000,000   Northrop Grumman Corporation, Deb.,
              9.375% due 10/15/2024                                   1,207,500
                                                                      ---------
                                                                      4,184,375
                                                                      ---------
 UTILITIES -- 4.6%
   200,000   Duke Power Company, First and
              Refundable Mortgage,
              6.875% due 08/01/2023                                     203,500
   700,000   Florida Power & Light Company, First Mortgage,
              7.050% due 12/01/2026                                     714,875
   100,000   Philadelphia Electric Company, First and
              Refundable Mortgage,
              8.250% due 09/01/2022                                     105,375
             Texas Utilities Electric Company:
   150,000    First and Collateral Mortgage,
              8.500% due 08/01/2024                                     169,500
 1,500,000    First Mortgage,
              7.875% due 04/01/2024                                   1,593,750
                                                                      ---------
                                                                      2,787,000
                                                                     ----------
 TELECOMMUNICATIONS -- 2.2%
             Tele-Communications, Inc.:
 1,035,000    Sr. Deb.,
              9.250% due 01/15/2023                                   1,130,737
   200,000    Sr. Note,
              9.250% due 04/15/2002                                     225,000
                                                                      1,355,737
                                                                     ----------
             Total Corporate Bonds and Notes
             (Cost $47,575,857)                                      51,537,280
                                                                     ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.5%
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 4.1%
 1,375,246   #386671,
              9.000% due 02/15/2025                                   1,458,190
 1,000,000   Commitment to Purchase, GOLD,
              7.500% due 07/01/2025                                   1,027,813
                                                                     ----------
             Total GNMAs (Cost $2,440,175)                            2,486,003
                                                                     ----------

PRINCIPAL                                                               VALUE
 AMOUNT                                                               (NOTE 2)
---------                                                             --------
 FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.4%
  (Cost $803,218)
$  780,771   #C00385,
              9.000% due 01/01/2025                                 $   822,738
                                                                     ----------
             Total U.S. Government Agency
              Obligations (Cost $3,243,393)                           3,308,741
                                                                     ----------
U.S. TREASURY NOTES -- 4.5%
 1,500,000   7.500% due 02/15/2005                                    1,701,225
 1,000,000   5.875% due 11/15/2005                                    1,022,840
                                                                     ----------
             Total U.S. Treasury Notes
              (Cost $2,632,070)                                       2,724,065
                                                                     ----------
COMMERCIAL PAPER -- 3.3%
 1,000,000   General Electric Capital Corporation,
              5.760% due 01/22/1996++                                   996,640
 1,000,000   Prudential Funding Corporation,
              5.870% due 01/04/1996++                                   999,511
                                                                     ----------
             Total Commercial Paper (Cost $1,996,151)                 1,996,151
                                                                     ----------

SHARES
INVESTMENT COMPANY SECURITY -- 3.5% (Cost $2,115,821)
 2,115,821   Lehman Provident Tempfund                                2,115,821
                                                                     ----------
TOTAL  INVESTMENTS  (COST  $57,563,292*)                     101.7%   61,682,05
OTHER  ASSETS  AND LIABILITIES (NET)                          (1.7)  (1,005,808)
                                                             -----   ----------
NET ASSETS                                                   100.0% $60,676,250
                                                             =====   ==========

-------
* Aggregate cost for federal tax purposes.

** A portion or all of this security is pledged as collateral for dollar roll transactions.

++ Rate represents annualized yield at date of purchase (unaudited).

                               GLOSSARY OF TERMS

GOLD   --   Payments are on accelerated 45-day
            payment cycle instead of 75-day cycle

MTN    --   Medium Term Note

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

                             GROWTH AND INCOME FUND

                               DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS -- 93.9%
 CONSUMER DISCRETIONARY -- 13.1%
  20,300   Bausch & Lomb Inc.                                       $   804,387
  28,300   Circus Circus Enterprises Inc.+                              788,862
  12,100   Colgate-Palmolive Company                                    850,025
  16,200   Cracker Barrel Old Country Store                             279,450
  23,200   Fruit of the Loom, Inc., Class A+                            565,500
  11,400   General Instrument Corporation+                              266,475
  41,500   Limited Inc.                                                 721,063
  11,500   Melville Corporation                                         353,625
   5,800   Procter & Gamble Company                                     481,400
  10,800   Service Corporation International                            475,200
  11,300   Time Warner, Inc.                                            427,987
   2,500   TJX Companies, Inc.                                           47,188
                                                                     ----------
                                                                      6,061,162
                                                                     ----------
 FINANCIAL SERVICES -- 13.0%
  14,500   AMBAC Inc.                                                   679,687
  14,900   BankAmerica Corporation                                      964,775
   8,600   Dean Witter, Discover & Company                              404,200
   9,100   First Colony Corporation                                     230,913
  11,200   First Union Corporation                                      623,000
  11,200   Firstar Corporation                                          443,800
  11,000   Fleet Financial Group Inc. (New)                             448,250
  12,900   NationsBank Corporation                                      898,163
  21,300   Providian Corporation                                        867,975
  24,100   SCEcorp                                                      427,775
   1,300   Standard Federal Bancorporation                               51,188
                                                                     ----------
                                                                      6,039,726
                                                                     ----------
 TELECOMMUNICATIONS -- 12.0%
  16,300   AT&T Corporation                                           1,055,425
  12,300   GTE Corporation                                              541,200
  12,500   Harris Corporation                                           682,813
  12,800   MCI Communications Corporation                               334,400
  11,900   Motorola, Inc.                                               678,300
  55,800   Tele-Communications Inc., TCI Group, Class A+              1,109,025
   6,400   Telefonos de Mexico, Class L, ADR                            204,000
  17,600   U. S. West Inc.                                              629,200
  17,600   U. S. West Media Group+                                      338,800
                                                                     ----------
                                                                      5,573,163
                                                                     ----------
 ENERGY -- 10.2%
   9,200   Anadarko Petroleum Corporation                               497,950
   7,897   Cooper Cameron Corporation+                                  280,343
  16,200   Diamond Shamrock Inc.                                        419,175
  13,400   Oryx Energy Company+                                         179,225
  14,600   Repsol SA, ADR                                               479,975

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                 ------
   5,100   Royal Dutch Petroleum Company, ADR                       $   719,738
  21,200   Sun Company Inc.                                             580,350
  17,400   Tesoro Petroleum Corporation+                                150,075
  12,200   Texaco Inc.                                                  957,700
  29,100   Wheelabrator Technologies Inc.                               487,425
                                                                     ----------
                                                                      4,751,956
                                                                     ----------

 MATERIALS & PROCESSING -- 9.1%
  11,500   Aluminum Company of America                                  608,062
  10,900   du Pont (E.I.) de Nemours & Company                          761,637
   5,200   Freeport McMoran Copper & Gold Inc., Class A                 145,600
     600   Freeport McMoran Copper & Gold Inc., Class B                  16,875
   4,100   Grainger (W.W.) Inc.                                         271,625
   4,900   Reynolds Metals Company                                      277,462
  13,600   Tyco International Ltd.                                      484,500
  19,000   Union Carbide Corporation                                    712,500
  13,800   USG Corporation+                                             414,000
  22,300   Wellman Inc.                                                 507,325
                                                                     ----------
                                                                      4,199,586
                                                                     ----------
 CONSUMER STAPLES -- 8.3%
  17,770   Archer-Daniels-Midland Company                               319,860
  14,700   Nabisco Holdings Corporation, Class A                        479,588
  18,000   PepsiCo Inc.                                               1,005,750
   9,500   Philip Morris Companies Inc.                                 859,750
  23,900   Price/Costco Inc.+                                           364,475
  36,000   Wal-Mart Stores Inc.                                         805,500
                                                                     ----------
                                                                      3,834,923
                                                                     ----------
 HEALTH CARE -- 8.0%
  10,100   ALZA Corporation+                                            249,975
  17,600   Columbia/HCA Healthcare Corporation                          893,200
  11,800   Eli Lilly & Company                                          663,750
   5,100   Forest Labs Inc.+                                            230,775
   8,500   Gensia, Inc.+                                                 44,625
   9,500   Health Care & Retirement Corporation+                        332,500
  34,800   Humana Inc.+                                                 952,650
   3,400   Warner Lambert Company                                       330,225
                                                                     ----------
                                                                      3,697,700
                                                                     ----------
 AUTOS & TRANSPORTATION -- 7.5%
19,400   Consolidated Freightways Inc.                                  514,100
28,800   Cooper Tire & Rubber Company                                   709,200
20,100   General Motors Corporation                                   1,062,788
17,700   Union Pacific Corporation                                    1,168,200
                                                                     ----------
                                                                      3,454,288
                                                                     ----------

                       See Notes to Financial Statements.

                             GROWTH AND INCOME FUND

                               DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS -- (CONTINUED)
 PRODUCER DURABLES -- 5.8%
   9,000   AlliedSignal Inc.                                        $   427,500
  23,100   Coltec Industries, Inc.+                                     268,538
  25,296   Cooper Industries Inc.                                       929,628
  10,800   General Electric Company                                     777,600
   2,500   ITT Industries, Inc.                                          60,000
  16,800   Rohr Inc.+                                                   241,500
                                                                     ----------
                                                                      2,704,766
                                                                     ----------
 TECHNOLOGY -- 4.1%
   4,500   Bay Networks Inc.+                                           185,062
   2,800   Hewlett-Packard Company                                      234,500
   5,700   International Business Machines Corporation                  522,975
  24,700   International Game Technology                                268,612
   9,200   MagneTek Inc.+                                                74,750
  42,800   Novell Inc.+                                                 609,900
                                                                     ----------
                                                                      1,895,799
                                                                     ----------
 UTILITIES -- 2.3%
  14,900   Entergy Corporation                                          435,825
   6,100   Illinova Corporation                                         183,000
  13,300   Western Resources Inc.                                       443,887
                                                                     ----------
                                                                      1,062,712
                                                                     ----------
 OTHER -- 0.5%
   2,500   ITT Corporation (New)+                                       132,500
   2,500   ITT Hartford Group, Inc.+                                    120,938
                                                                        253,438
                                                                     ----------
           Total Common Stocks (Cost $39,756,589)                    43,529,219
                                                                     ----------

PRINCIPAL
 AMOUNT
---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 1.9%
$215,000   Federal Home Loan Mortgage Corporation (FHLMC),
            5.500% due 01/18/1996++                                     214,442
 645,000   Federal National Mortgage Association (FNMA),
            5.650% due 01/19/1996++                                     643,178
                                                                     ----------
           Total U.S. Government Agency Discount
            Notes (Cost $857,620)                                       857,620
                                                                     ----------

PRINCIPAL                                                              VALUE
 AMOUNT                                                               (NOTE 2)
---------                                                              ------
U.S. TREASURY BILLS -- 1.4%
$130,000   5.400% due 01/18/1996+                                   $   129,668
 202,000   5.090% due 03/07/1996++                                      200,114
 177,000   5.110% due 03/28/1996++                                      174,814
  43,000   5.050% due 10/17/1996++                                       41,250
 105,000   4.900% due 11/14/1996++                                      100,366
                                                                     ----------
           Total U.S. Treasury Bills (Cost $646,127)                    646,212
                                                                     ----------
CONVERTIBLE BONDS AND NOTES -- 0.9%
  19,000   Conner Peripherals Inc., Conv. Sub. Deb.,
            6.500% due 03/01/2002                                        19,475
 125,000   Rohr Inc., Conv. Sub. Note,
            7.750% due 05/15/2004                                       190,000
 262,000   WMX Technologies, Conv. Sub. Note,
            2.000% due 01/24/2005                                       225,320
                                                                     ----------
           Total Convertible Bonds and Notes
            (Cost $371,421)                                             434,795
                                                                     ----------

SHARES
CONVERTIBLE PREFERRED STOCK -- 0.8% (Cost $337,762)
   6,400   Owens-Corning Fiberglass**                                   380,800
                                                                     ----------
TOTAL INVESTMENTS (Cost $41,969,519*)                         98.9%  45,848,646
OTHER ASSETS AND LIABILITIES (Net)                             1.1      513,196
                                                             -----   ----------
NET ASSETS                                                   100.0% $46,361,842
                                                             =====   ==========

-------
* Aggregate cost for federal tax purposes is $42,000,362.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+ Non-income producing security.

++ Rate represents annualized yield at date of purchase (unaudited).

                               GLOSSARY OF TERMS

ADR   --   American Depositary Receipt

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

                                   GROWTH FUND

                               DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS -- 88.9%
 TECHNOLOGY -- 24.2%
    18,600   Altera Corporation+                                    $   925,350
    88,200   Analog Devices Inc.+                                     3,120,075
    27,000   Boca Research Inc.+                                        715,500
     6,900   Brooks Automation Inc.+                                     91,425
    46,625   Cisco Systems, Inc.+                                     3,479,391
    24,362   Computer Association International, Inc.                 1,385,588
    22,800   Comverse Technology Inc.+                                  456,000
    52,250   Digital Equipment Corporation+                           3,350,531
    38,725   Fulcrum Technologies Inc.                                1,258,562
     8,400   Informix Corporation+                                      252,000
    10,175   Intuit, Inc.+                                              793,650
     8,225   ITI Technologies Inc.+                                     244,694
    21,275   Itron Inc.+                                                718,031
    24,925   Macromedia Inc.+                                         1,302,331
     4,550   McAfee Associates, Inc.+                                   199,631
     3,750   MetaTools+                                                  97,500
     9,475   National Instruments Corporation+                          191,869
    18,325   Network Appliance Inc.                                     735,291
     5,600   Novellus Systems Inc.+                                     302,400
    34,500   Peoplesoft Inc.+                                         1,483,500
    18,500   Pittway Corporation, Class A                             1,253,375
    14,275   Seagate Technology, Inc.+                                  678,063
    23,900   Sun Microsystems Inc.+                                   1,090,438
                                                                      ---------
                                                                     24,125,195
                                                                     ----------
 FINANCIAL SERVICES -- 17.2%
    21,400   Alco Standard Corporation                                  976,375
    19,950   Bank of New York Company, Inc.                             972,563
    46,500   Chase Manhattan Corporation                              2,819,062
    12,750   Citicorp                                                   857,437
    17,925   Federal National Mortgage Association                    2,224,941
    35,425   First Data Corporation                                   2,369,047
    20,850   First Interstate Bancorp                                 2,846,025
     9,150   General Motors Corporation, Class E                        475,800
    18,675   Glendale Federal Bank+                                     326,813
    29,799   Grupo Financiero Inbursa, Series B                          81,498
    13,200   Keane Inc.+                                                292,050
     8,475   Merrill Lynch & Company, Inc.                              432,225
     8,175   North American Mortgage Company                            173,719
     7,300   Olsten Corporation                                         288,350
    36,725   UNUM Corporation                                         2,019,875
                                                                      ---------
                                                                     17,155,780
                                                                     ----------

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                -------
 HEALTH CARE -- 16.2%
    69,225   Amgen Inc.+                                            $ 4,110,234
    13,100   ARV Assisted Living, Inc.+                                 153,925
    16,225   BioChem Pharmaceuticals Inc.+                              651,028
     7,850   Coherent, Inc.+                                            317,925
    27,650   Corvita Corporation+                                       286,869
    21,450   CUC International, Inc.                                    731,981
    17,225   Daig Corporation                                           396,175
    28,100   Eli Lilly & Company                                      1,580,625
    27,400   Healthsource Inc.+                                         986,400
     4,390   Nellcor Inc.+                                              257,913
     4,850   Oxford Health Plans, Inc.+                                 358,294
    26,275   PacifiCare Health System Inc., Class B+                  2,285,925
    27,950   Pfizer, Inc.                                             1,760,850
    23,675   Warner-Lambert Company                                   2,299,434
                                                                     ----------
                                                                     16,177,578
                                                                     ----------
 TELECOMMUNICATIONS -- 12.7%
     7,886   Arch  Communications  Group Inc.+                          189,264
    22,250   Ascend  Communications Inc.+                             1,805,031
    12,825   CommNet  Cellular  Inc.+                                   370,322
    43,275   Heartland Wireless  Communications Inc.+                 1,287,431
    23,700   Millicom International Cellular SA+                        722,850
    35,457   Nokia AB, Series A                                       1,369,311
    20,250   Nokia AB, Series A, ADR                                    787,219
        20   NTT Data  Communications  Systems  Corporation             672,155
    80,225   Paging Network Inc.+                                     1,955,484
    22,800   Picturetel Corporation+                                    983,250
    10,600   Premisys Communications,  Inc.+                            593,600
     7,500   Stratacom  Inc.+                                           551,250
     5,000   Tollgrade Communications, Inc.+                             75,000
    14,625   US Robotics Corporation+                                 1,283,344
                                                                     ----------
                                                                     12,645,511
                                                                     ----------
 CONSUMER DISCRETIONARY -- 10.0%
     9,300   Baby Superstore, Inc.+                                     530,100
    11,225   Coleman Company+                                           394,278
    67,400   Crown Cork & Seal Inc.+                                  2,813,950
     3,425   DavCo Restaurants Inc.+                                     29,541
    14,650   FelCor Suite Hotels Inc.                                   406,538
     4,350   Grupo Casa Autrey SA, ADR                                   58,181
     2,125   Hart Brewing, Inc.+                                         32,406
    42,100   Hospitality Franchise Systems Inc.+                      3,441,675
     2,225   Industrie Natuzzi SPA, ADR                                 100,959

                       See Notes to Financial Statements.

                                   GROWTH FUND

                               DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS -- (CONTINUED)
 CONSUMER DISCRETIONARY -- (CONTINUED)
     7,750   La Quinta Inns, Inc.                                   $   212,156
    58,600   Renters Choice Inc.+                                       805,750
    39,600   Singer Company                                           1,103,850
                                                                     ----------
                                                                      9,929,384
                                                                     ----------
 PRODUCER DURABLES -- 3.9%
    4,900   Cognex Corporation+                                         170,275
   13,154   Freeport McMoran, Inc.                                      486,698
    1,955   Metra AB, Series A, Ord.                                     80,443
   20,634   Metra AB, Series B, Ord.                                    853,781
    6,100   PRI Automation Inc.+                                        214,262
   34,025   UCAR International Inc.+                                  1,148,344
    6,950   Xerox Corporation                                           952,150
                                                                     ----------
                                                                      3,905,953
                                                                     ----------
 MATERIALS & PROCESSING -- 1.4%
   16,225   American Standard Companies, Inc.+                          454,300
   30,575   Arcadian Corporation                                        592,391
   38,713   Arnoldo Mundadori Editore SPA                               335,871
    1,375   James River Corporation                                      33,172
                                                                     ----------
                                                                      1,415,734
                                                                     ----------
 CONSUMER STAPLES -- 0.6%
    8,956   Cultor OY, Series 1                                         370,576
    6,095   Cultor OY, Series 2                                         252,195
                                                                     ----------
                                                                        622,771
                                                                     ----------
 OTHER -- 2.7%
   85,558   Kinnevik Investment, Series B                             2,673,486
                                                                     ----------
            Total Common Stocks (Cost $76,014,537)                   88,651,392
                                                                     ----------
PREFERRED STOCK -- FOREIGN --  3.7% (Cost $2,665,337)
   24,463   SAP, AG, Non-Voting, Pfd.                                 3,701,863
                                                                     ----------

PRINCIPAL
 AMOUNT
---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 3.0%
 (Cost $2,980,507)
$3,000,000   Federal National Mortgage Association,
              5.440% due 02/13/1996++                                 2,980,507
                                                                     ----------
COMMERCIAL PAPER -- 4.1% (Cost $4,099,345)
 4,100,000   Ford Motor Credit Company,
              5.750% due 01/02/1996++                                 4,099,345
                                                                     ----------
TOTAL INVESTMENTS (Cost $85,759,726*)                         99.7%  99,433,107
OTHER ASSETS AND LIABILITIES (Net)                             0.3      265,806
                                                             -----   ----------
NET ASSETS                                                   100.0% $99,698,913
                                                             =====   ==========

--------
*  Aggregate cost for federal tax purposes is $86,105,732.

+  Non-income producing security.

++ Rate represents annualized yield at date of purchase (unaudited).


SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                            CONTRACTS TO RECEIVE
                            --------------------                 NET UNREALIZED
                                                                  APPRECIATION/
EXPIRATION       LOCAL             VALUE IN  IN EXCHANGE         (DEPRECIATION)
  DATE         CURRENCY              U.S. $   FOR U.S. $          OF CONTRACTS
----------     --------            --------  -----------         --------------
01/04/1996   ITL   14,328,548         9,031       9,054               $     (23)
01/11/1996   FIM    1,200,000       276,010     278,209                  (2,199)
01/11/1996   SEK    9,200,000     1,384,092   1,285,195                  98,897
01/25/1996   FIM      453,000       104,269     104,869                    (600)
01/25/1996   SEK    2,200,000       330,505     330,420                      85
01/31/1996   ITL  106,829,214        67,042      66,613                     429
01/31/1996   ITL   93,121,447        58,439      58,527                     (88)
02/12/1996   FIM    5,700,000     1,312,927   1,310,539                   2,388
03/28/1996   DEM      650,000       455,326     453,436                   1,890
03/28/1996   FIM    1,709,000       394,283     410,255                 (15,972)
03/28/1996   GBP      237,000       367,267     375,099                  (7,832)
                                                                      ----------
                                                                      $  76,975
                                                                      ----------

  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                            CONTRACTS TO DELIVER
                            --------------------                 NET UNREALIZED
                                                                  APPRECIATION/
EXPIRATION       LOCAL             VALUE IN  IN EXCHANGE         (DEPRECIATION)
  DATE         CURRENCY              U.S. $   FOR U.S. $          OF CONTRACTS
----------     --------            --------  -----------         --------------
01/11/1996   FIM    5,242,000     1,205,705   1,219,637               $  13,932
01/11/1996   SEK   11,417,000     1,717,628   1,544,926                (172,702)
01/25/1996   FIM      453,000       104,269     105,349                   1,080
01/25/1996   SEK    5,500,000       826,262     742,641                 (83,621)
02/08/1996   DEM      832,000       581,489     595,860                  14,371
02/08/1996   FIM    2,757,000       634,945     652,745                  17,800
02/08/1996   JPY    4,000,000        38,977      39,765                     788
02/12/1996   DEM      443,000       309,673     317,301                   7,628
02/12/1996   FIM    9,484,000     2,184,527   2,241,286                  56,759
03/14/1996   JPY   31,650,000       309,900     319,794                   9,894
03/28/1996   DEM    1,818,000     1,273,511   1,234,845                 (38,666)
03/28/1996   DEM      525,000       367,762     372,340                   4,578
03/28/1996   FIM    1,709,000       394,283     394,233                     (50)
03/28/1996   GBP      237,000       367,267     372,090                   4,823
03/28/1996   SEK    3,569,000       533,666     497,977                 (35,689)
06/13/1996   DEM    1,130,000       794,593     787,594                  (6,999)
                                                                      ----------
                                                                      $(206,074)
                                                                      ----------
             Net Unrealized Depreciation of Forward
              Foreign Currency Contracts                              $(129,099)
                                                                      ==========

                               GLOSSARY OF TERMS

ADR -- American  Depositary  Receipt
DEM -- German  Deutsche Mark
FIM -- Finnish Markka
GBP -- Great Britian  Pound  Sterling
ITL -- Italian Lira
JPY -- Japanese Yen
SEK -- Swedish Krona

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

                              EMERGING GROWTH FUND

                               DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS -- 96.6%
CONSUMER DISCRETIONARY -- 22.7%
    31,000   Central Park Corporation                               $   891,250
    29,575   Family Golf Centers Inc.+                                  539,743
       662   Fotolabo SA                                                264,111
    18,450   Hospitality Franchise Systems Inc.+                      1,508,288
   206,348   J. D. Wetherspoon, Plc, Ord.                             2,057,343
    23,550   Katz Media Group Inc.+                                     415,069
    16,975   Learning Tree International, Inc.+                         265,234
    11,950   Lone Star Steakhouse & Saloon+                             458,580
       430   Moebel Walther                                              14,093
    15,350   Nuco2 Inc.+                                                199,550
    26,050   Papa John's  International  Inc.+                        1,072,934
    53,450   Petco Animal Supplies Inc.+                              1,563,412
    19,650   Quality  Dining Inc.+                                      476,513
    28,750   Renters Choice Inc.+                                       395,313
     7,200   Viking Office Products Inc.+                               334,800
                                                                     ----------
                                                                     10,456,233
                                                                     ----------
 HEALTH CARE -- 17.6%
    42,825   ARV Assisted Living Inc.+                                  503,194
     5,950   CUC International Inc.+                                    203,044
    38,175   Depotech Corporation                                       734,869
    10,650   Envoy Corporation+                                         184,377
    13,100   Exogen Inc.+                                               252,175
    11,400   Gulf South Medical Supply Inc.+                            344,850
     4,100   Kensey Nash Corporation+                                    51,250
    22,600   Medaphis Corporation+                                      836,200
    10,950   MedPartners/Mullikin Inc.+                                 361,350
    19,425   Omnicare Inc.                                              869,269
    33,775   Quidel Corporation                                         240,647
    47,550   R.P. Scherer Corporation+                                2,335,894
    62,905   TheraTech Inc.+                                          1,132,290
     1,300   Total Renal Care Holdings, Inc.+                            38,350
                                                                     ----------
                                                                      8,087,759
                                                                     ----------
 FINANCIAL SERVICES -- 15.3%
     9,650   Credit Acceptance Corporation+                             200,238
     6,825   Data Broadcasting Corporation+                              84,459
   368,172   Fidelity  Federal Bank,  Series A+                         850,477
     8,150   First Commonwealth Inc.+                                   211,900
    15,100   First Data Corporation                                   1,009,813
    20,350   Imperial Thrift & Loan  Association+                       249,288
    64,755   Insignia  Financial Group Inc.,  Class A+                2,493,067
     7,625   Meadowbrook  Insurance  Group,  Inc.+                      255,438
     7,925   PennCorp  Financial Group Inc.                             232,797
     7,700   Primark  Corporation                                       231,000
     5,075   Progressive Corporation of Ohio                            248,041
    13,350   Protective Life Corporation                                417,187
    51,750   World Acceptance Corporation+                              582,188
                                                                     ----------
                                                                      7,065,893
                                                                     ----------

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
 TELECOMMUNICATIONS -- 12.8%
    42,675   Arch Communications Group, Inc.+                       $ 1,024,200
    41,850   CommNet Cellular Inc.+                                   1,208,419
     9,125   Heartland Wireless Communications Inc.+                    271,469
     5,625   Millicom International Cellular SA+                        171,563
    23,900   Mobilemedia Corporation+                                   531,775
    91,050   Paging Network Inc.+                                     2,219,344
    34,550   PriCellular Corporation, Class A+                          449,150
                                                                     ----------
                                                                      5,875,920
                                                                     ----------
 AUTOS & TRANSPORTATION -- 7.9%
    57,500   APS Holding Corporation, Class A+                        1,293,750
    19,375   AutoZone Inc.+                                             559,453
     8,675   Midwest Express Holdings Inc.+                             240,731
    25,500   O'Reilly Automotive Inc.+                                  739,500
    11,975   Wisconsin Central Transportation
              Corporation                                               787,356
                                                                     ----------
                                                                      3,620,790
                                                                     ----------
 TECHNOLOGY -- 6.1%
    29,304   Ashbourne, Plc Ord.                                         59,617
    13,650   Banctec Inc.+                                              252,525
    37,125   Bell & Howell Holdings Company+                          1,039,500
    44,650   Black Box Corporation+                                     731,144
     4,025   Cambrex  Corporation                                       166,534
     8,550   IDX  Systems  Corporation+                                 297,113
     1,150   Pittway Corporation, Class A                                77,913
    24,025   Techforce Corporation+                                     210,219
                                                                     ----------
                                                                      2,834,565
                                                                     ----------
 PRODUCER DURABLES -- 4.4%
    52,770   Catalytica Inc.+                                           230,869
    34,750   Exide Corporation                                        1,594,155
    11,700   Southern Energy Homes Inc.+                                204,750
                                                                     ----------
                                                                      2,029,774
                                                                     ----------
 MATERIALS & PROCESSING -- 3.9%
     5,400   Intertape Polymer Group, Inc.                              169,425
    27,300   Minerals Technologies Inc.                                 996,450
    21,900   Sealed Air Corporation+                                    615,938
                                                                     ----------
                                                                      1,781,813
                                                                     ----------
 UTILITIES -- 3.5%
    83,625   Trigen Energy Corporation                                1,630,688
                                                                     ----------

 CONSUMER STAPLES -- 2.0%
    15,500   General Nutrition Companies Inc.+                          356,500
    30,350   JP Foodservice Inc.+                                       591,825
                                                                     ----------
                                                                        948,325
                                                                     ----------
OTHER -- 0.4%
     5,950   Global Directmail Corporation+                             163,625
                                                                     ----------
             Total Common Stocks (Cost $36,483,607)                  44,495,385
                                                                     ----------


                       See Notes to Financial Statements.

                              EMERGING GROWTH FUND

                               DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
PREFERRED STOCK-FOREIGN -- 0.2% (Cost $125,071)
     2,701   Moebel Walther, Pfd.                                   $    88,526
                                                                     ----------
WARRANT -- 0.5% (Cost $149,086)
     7,950   Littelfuse Inc., Series A, expires 12/27/2001              234,525
                                                                     ----------

PRINCIPAL
 AMOUNT
---------
COMMERCIAL PAPER -- 2.8% (Cost $1,299,792)
$1,300,000   Ford Motor Credit Company,
              5.750% due 01/02/1996++                                 1,299,792
                                                                    -----------
TOTAL INVESTMENTS (Cost $38,057,556*)                       100.1%   46,118,228
OTHER ASSETS AND LIABILITIES (Net)                           (0.1)      (59,828)
                                                            ------   ----------
NET ASSETS                                                  100.0%  $46,058,400
                                                            ======   ==========

---------
*  Aggregate cost for federal tax purposes is $38,107,659.

+  Non-income producing security.

++ Rate represents annualized yield at date of purchase (unaudited).

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                            CONTRACTS TO RECEIVE
                            --------------------                 NET UNREALIZED
                                                                  APPRECIATION/
EXPIRATION       LOCAL             VALUE IN  IN EXCHANGE         (DEPRECIATION)
  DATE         CURRENCY              U.S. $   FOR U.S. $          OF CONTRACTS
----------     --------            --------  -----------         ---------------
01/24/1996   SEK   4,636,050      696,536     626,327                  $ 70,209
01/24/1996   FIM     690,575      158,946     162,126                    (3,180)
01/25/1996   FIM     908,000      208,997     211,557                    (2,560)
02/08/1996   DEM     186,000      129,996     134,278                    (4,282)
02/08/1996   FIM   3,156,000      726,836     729,912                    (3,076)
03/14/1996   DEM     190,000      133,008     136,481                    (3,473)
                                                                        -------
                                                                       $ 53,638
                                                                        -------

 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                            CONTRACTS TO DELIVER
                            --------------------                 NET UNREALIZED
                                                                  APPRECIATION/
EXPIRATION       LOCAL             VALUE IN  IN EXCHANGE         (DEPRECIATION)
  DATE         CURRENCY              U.S. $   FOR U.S. $          OF CONTRACTS
----------     --------            --------  -----------         --------------
01/02/1996   DEM         229          159         158                  $     (1)
01/04/1996   DKK     258,407       46,537      46,428                      (109)
01/04/1996   GBP      11,979       18,603      18,667                        64
01/05/1996   GBP       3,194        4,960       4,940                       (20)
01/11/1996   GBP      40,000       62,103      63,156                     1,053
01/24/1996   FIM     690,575      158,946     159,541                       595
01/24/1996   GBP      95,450      148,139     152,548                     4,409
01/24/1996   SEK   4,636,050      696,536     608,445                   (88,091)
01/25/1996   FIM     908,000      208,998     211,163                     2,165
02/08/1996   DEM     186,000      129,996     133,211                     3,215
02/08/1996   FIM   3,156,000      726,836     747,194                    20,358
02/08/1996   GBP      11,000       17,066      17,518                       452
02/22/1996   GBP     300,000      465,256     463,785                    (1,471)
03/14/1996   DEM     250,000      175,009     170,532                    (4,477)
03/28/1996   GBP      75,000      116,224     114,566                    (1,658)
06/13/1996   DEM      80,000       56,254      55,761                      (493)
                                                                     ----------
                                                                       $(64,009)
                                                                     ----------
             Net Unrealized Depreciation of Forward
              Foreign Currency Contracts                               $(10,371)
                                                                     ===========

                               GLOSSARY OF TERMS

DEM   --   German Deutsche Mark
DKK   --   Danish Krona
FIM   --   Finnish Markka
GBP   --   Great Britian Pound Sterling
SEK   --   Swedish Krona

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

                            INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS -- 89.1%
 JAPAN -- 20.8%
          15,000   Aichi Corporation                                $   133,075
          20,000   Chugai Pharmaceutical                                191,574
          25,000   Chuo Trust and Banking                               242,131
          22,000   Cosmo Oil                                            120,174
          40,000   Daido Steel Company                                  201,453
          15,000   Daiei Inc                                            181,598
          12,000   Dai-Ichi Kangyo Bank                                 235,932
          10,000   Daito Trust Construction                             120,097
          35,000   Daiwa Bank                                           283,052
          25,000   Daiwa Securities                                     382,567
              70   East Japan Railway Company                           340,339
           1,000   Familymart                                            45,133
          10,500   Fuji Denki Reiki                                     140,339
          25,000   Fukui Bank                                           133,172
          20,000   Gakken Company Ltd.+                                 131,719
          40,000   Hitachi Ltd.                                         402,906
          15,000   Hokkai Can Company                                   102,712
          40,000   Hokkaido Takushoku Bank                              118,547
           8,000   Honda Motor Company                                  165,036
          37,000   ISH Ikawajima-Harima Heavy Industry                  155,884
              10   Japan Tobacco Inc.                                    86,683
          40,000   Kanematsu Corporation                                156,126
          18,000   Kitz Corporation                                      73,395
          25,000   Komatsu Forklift Company, Ltd.                       165,860
          40,000   Kurabo Industries                                    153,027
          50,000   Marubeni Corporation                                 270,702
          10,000   Matsushita Electrical Industrial Company             162,712
          15,000   Mitsubishi Motor Corporation                         122,179
          20,000   Mitsui Mining & Smelt Company                         80,194
          50,000   Mitsui Toatsu Chemicals Inc.                         200,969
          20,000   Mizuno Sportina Corporation                          173,366
             500   Nihon Matai                                            3,070
          13,000   Niigata Chuo Bank                                     43,438
          25,000   Nippon Credit Bank                                   114,286
          30,000   Nippon Zeon Company Ltd.                             161,259
          24,000   North Pacific Bank                                   122,964
          30,000   Osaka Gas Company                                    103,729
          15,000   Ricoh                                                164,165
          30,000   Sakura Bank                                          380,630
          10,000   San-in Godo Bank                                      83,002
           9,900   Shin Nippon Air Technologies                         149,579
          25,000   Snow Brand Milk Products Company Ltd.                159,806
           5,000   Sony Corporation                                     299,758
          27,000   Sumitomo Forestry Company                            413,172
         110,000   Sumitomo Metal Industries+                           333,462

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
          12,000   Takashimaya Company, Ltd.                        $   191,767
          10,100   Tohoku Electric & Power Company                      243,574
          20,000   Tokio Marine & Fire Insurance Company                261,501
          30,000   Tokyo Electric Company                               147,603
          19,000   Toyota Motor Company                                 403,002
          50,000   Ube Industries Ltd.                                  188,862
          18,000   Zexel Corporation                                    122,383
                                                                     ----------
                                                                      9,563,665
                                                                     ----------
 FRANCE -- 10.5%
           1,650   Air Liquide                                          273,036
           3,250   Alcatel Alsthom Cie Generale D'Electric              279,973
           3,900   AXA Company                                          262,599
           1,048   Bouygues                                             105,484
             290   Carrefour                                            175,799
           1,970   Christian Dior SA                                    212,234
           3,600   Credit Commercial de France                          183,563
           1,900   Credit Local de France                               151,969
           1,757   Danone                                               289,667
           2,726   Eaux (Cie Generale Des)                              271,933
           2,817   Lafarge Coppee SA                                    181,343
           7,120   La Gardere Groupe                                    130,749
             650   Peugeot SA+                                           85,676
           1,250   Promodes                                             293,563
           3,700   Renault Ord.                                         106,447
           2,640   Sanofi                                               169,087
           4,600   Seita                                                166,599
           3,005   Societe Generale Ord.                                370,950
           2,336   Societe National Elf Aquitaine                       171,971
           4,530   Synthelabo+                                          283,576
           1,280   Television Francaise                                 137,115
           5,900   TOTAL "B" Shares Ord.                                397,868
           7,600   Usinor Sacilor                                       100,408
                                                                     ----------
                                                                      4,801,609
                                                                     ----------
 UNITED KINGDOM -- 10.0%
          73,700   Allied Colloids Ord.                                 154,516
          10,100   Amersham International Plc.                          140,070
          29,000   Argyll Group Ord.                                    153,126
          13,000   Barclays Ord.                                        149,197
          34,500   B.A.T. Industries Plc Ord.                           304,058
          30,000   British Telecommunications Ord.                      164,929
          50,000   BTR Ord.                                             255,469
          45,200   General Electric Company Plc Ord.                    249,194
          28,200   Glaxo Wellcome Holdings Plc Ord.                     400,720
          35,000   Guardian Royal Exchange                              150,020
          39,300   Guinness Ord.                                        289,296
          28,000   Kingfisher Ord.                                      235,683

                       See Notes to Financial Statements.

                            INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS -- (CONTINUED)
 UNITED KINGDOM -- (CONTINUED)
         37,315   Lloyds Bank                                       $   191,816
         19,500   Pearson Ord.                                          188,969
         18,000   Reuters Holdings Ord.                                 164,929
         55,000   Rolls Royce                                           161,434
         13,000   RTZ Corporation Ord.                                  188,969
         20,900   Shell Transport & Trading Ord.                        276,540
         31,000   Standard Chartered Bank                               263,823
         80,000   Tarmac Plc Ord.                                       127,967
         51,000   Vodafone Group Ord.                                   182,563
         15,833   Welsh Water Ord.                                      190,566
                                                                     ----------
                                                                      4,583,854
                                                                     ----------
 GERMANY -- 7.0%
            100   Allianz AG                                            194,979
            320   Ava  Allgemeine  Handels  Der Verbr AG                108,229
          1,020   Bayer AG                                              269,226
            300   Bilfinger & Berger Bau, AG                            113,598
          7,400   Deutsche Bank AG                                      350,752
          3,340   Deutsche Pfandbrief & Hypothekenbank AG               129,734
            700   Hoechst AG                                            189,888
            840   Lufthansa AG+                                         115,690
            600   M.A.N.  AG                                            162,343
            229   Munchener  Ruckversicherungs                          498,243
            820   Siemens AG                                            448,884
            760   Thyssen AG+                                           138,114
         11,700   Veba AG                                               496,883
                                                                     ----------
                                                                      3,216,563
                                                                     ----------
 UNITED STATES -- 6.0%
         15,904   Asia Cement, GDS+                                     262,411
          7,000   Chilectra SA                                          338,602
         12,200   China Steel Corporation, GDS+                         211,975
          8,400   Compania Cervecerias, ADR                             195,300
          8,000   Grupo Casa Autrey, ADR                                107,000
          6,500   Hansol Paper Company, GDS+                            121,875
          7,000   Korea Electric Power Corporation, ADR                 187,250
         31,475   Mavesa SA, ADR                                        114,097
          2,600   Pick Szeged GDS+ +++                                   91,000
         18,960   President Enterprises Corporation GDS+                189,600
          5,600   Repsol SA, ADR                                        184,100
          6,500   Sociedad Quimica Minera de Chile SA, ADR              305,500
         10,000   Telefonos de Mexico SA, ADR                           318,750
         76,000   Venepal, GDS +++                                      121,600
                                                                     ----------
                                                                      2,749,060
                                                                     ----------

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
 NETHERLANDS -- 4.6%
          8,158   ABN Amro Holdings                                 $   371,627
          3,100   DSM NV                                                255,000
         10,000   Elsevier NV                                           133,358
          4,300   Koninklijke, KNP                                      110,401
          4,000   Koninklijke, PTT+                                     145,323
          5,700   Royal Dutch Petroleum                                 796,373
          2,200   Unilever NV CVA                                       309,154
                                                                     ----------
                                                                      2,121,236
                                                                     ----------
 SWITZERLAND -- 4.3%
            340   Ciba Geigy AG                                         299,306
          1,600   Credit  Suisse  Holdings                              164,094
            180   Fischer (George) AG, Bearer                           234,172
            100   Holderbank Financier Glaris AG                         76,756
            180   Nestle SA                                             199,202
             40   Roche  Holdings  AG                                   316,565
            280   Sandoz  AG                                            256,444
            630   Schweizerischer Bankverein                            257,355
            550   Zurich Versicherungs                                  164,571
                                                                     ----------
                                                                      1,968,465
                                                                     ----------
 HONG KONG -- 3.4%
         42,000   Cheung Kong Holdings                                  255,829
         68,000   Citic Pacific Ltd.                                    232,603
         15,000   Henderson Land Development Company                     90,398
         45,500   Hong Kong Electric Holdings                           149,166
         52,000   Hong Kong Telecommunications                           92,803
          8,000   HSBC Holdings Ord.                                    121,048
          1,200   M.C. Packaging Hong Kong Ord.                             427
         28,000   New World Development Company                         122,030
         22,000   Television Broadcasts Ltd.                             78,383
        721,680   World Houseware Holdings                              108,264
        464,000   Yizheng Chemical Fibre Company Ltd.                   104,411
        766,000   Yue Yeun Industrial Holdings                          203,078
                                                                     ----------
                                                                      1,558,440
                                                                     ----------
 BELGIUM -- 3.1%
          4,200   Delhaize                                              174,108
            825   Electrabel Company NPV                                196,228
          1,560   Fortis AG                                             189,500
            520   Generale de Banque NPV                                184,200
          1,480   Group Bruxelles Lambert SA, NPV                       205,430
            740   Petrofina SA, NPV                                     226,551
            170   Solvay Et Cie, Class A, NPV                            91,845
            328   Tractabel Investment NPV                              135,413
                                                                     ----------
                                                                      1,403,275
                                                                     ----------

                       See Notes to Financial Statements.

                            INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
 SINGAPORE -- 3.0%
        134,000   D.B.S. Land Ord.                                  $   254,832
         38,000   Development Bank of Singapore (F)                     472,817
         41,250   Natsteel Ltd. Ord.                                     84,570
         35,000   Sembawang Corporation Ltd.                            194,238
         18,000   Singapore International Airlines
                   Ltd. (F)                                             167,975
         11,000   Singapore Press Holdings                              194,415
                                                                     ----------
                                                                      1,368,847
                                                                     ----------
 AUSTRALIA -- 1.9%
         12,830   Broken Hill Property Ord.                             181,182
         38,700   CSR Ord.                                              125,985
         18,800   National Australia Bank Ltd. Ord.                     169,075
         39,800   Southcorp Holdings Ltd.                                92,590
         20,800   The News Corporation Ord.                             111,000
         45,400   TNT Ltd.Ord.+                                          60,063
         20,725   Western Mining Corporation, Ltd.                      133,089
                                                                     ----------
                                                                        872,984
                                                                     ----------
 SPAIN -- 1.7%
          1,600   Banco Intercontinental Espanol SA                     155,647
            900   Banco Popular Espanol                                 165,978
         66,000   Fuerzas Electric de Cataluna,
                   Series A                                             470,651
                                                                     ----------
                                                                        792,276
                                                                     ----------
 NORWAY -- 1.7%
          5,800   Hafslund Nycomed, Class B                             147,095
          3,400   Kvaerner Industrier, Class B                          113,896
          8,500   Norsk Hydro A.S.                                      357,270
          3,500   Orkla, Class B                                        167,021
                                                                     ----------
                                                                        785,282
                                                                     ----------
 THAILAND -- 1.6%
          9,300   Advanced Information Service
                   Public (F)                                           163,184
         11,000   Bangkok Bank Public Company
                   Ltd. (F)                                             133,624
          6,400   International Cosmetics Public
                   Company Ltd.                                          58,436
          4,200   Land and House Public Company Ltd. (F)                 69,027
          2,200   Siam Cement Public Company
                   Ltd. (F)                                             121,921
         15,000   Siam Commercial Bank Ord. (F)                         197,697
                                                                     ----------
                                                                        743,889
                                                                     ----------

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
 INDONESIA -- 1.5%
         64,650   Indorama Synthetics (F)                           $   226,904
        125,500   International Nickel of Indonesia                     241,505
         88,000   P.T. Fastfood Indonesia Ord. (F)                       80,822
         11,000   Unilever Indonesia (F)                                132,298
                                                                     ----------
                                                                        681,529
                                                                     ----------
 MALAYSIA -- 1.3%
         12,000   Matsushita Electric Company                           102,532
         40,000   Nestle Malay Berhad                                   292,948
         79,000   Sime Darby Berhad                                     209,967
                                                                     ----------
                                                                        605,447
                                                                     ----------
 MEXICO -- 1.2%
         44,875   Cementos  Mexicanos SA, Class B                       162,865
         80,000   Fomento Economico Mexicana
                   SA, Series B+                                        180,428
         37,000   Grupo Carso SA de CV, Series A1+                      199,507
                                                                     ----------
                                                                        542,800
                                                                     ----------
 SWEDEN -- 1.1%
          4,500   Astra AB, Series B                                    178,225
          3,500   Incentive AB, Series B                                152,850
          9,000   Stadshypotek AB                                       180,257
                                                                     ----------
                                                                        511,332
                                                                     ----------
 PORTUGAL -- 1.1%
         10,000   Cel-Cat Ptes Fabrices+                                153,959
          7,000   Corporacao Industrial Do Norte                        160,486
         11,300   Unicer                                                189,102
                                                                     ----------
                                                                        503,547
                                                                     ----------
 GREECE -- 1.1%
          5,000   Ergo Bank                                             199,253
          9,000   Hellenic Bottling Company SA                          294,291
                                                                     ----------
                                                                        493,544
                                                                     ----------
 PHILLIPINES -- 0.9%
         16,500   Manila Electric Company, Class B                      134,617
         12,500   Philippine National Bank+                             138,200
         42,900   San Miguel Corporation, Class B                       146,380
                                                                     ----------
                                                                        419,197
                                                                     ----------
 ARGENTINA -- 0.8%
         10,600   Quilmes Industrial SA, Ord.                           165,360
         80,460   Sociedad Comercial Del Plata Arpio+                   213,187
                                                                     ----------
                                                                        378,547
                                                                     ----------

                       See Notes to Financial Statements.

                            INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                -------
COMMON STOCKS -- (CONTINUED)
 CHILE -- 0.4%
          2,300   Compania de Telefonos de Chile                    $   190,613
                                                                     ----------
 AUSTRIA -- 0.1%
          1,060   Julius Meinl Investors AG+                             33,235
                                                                     ----------
                  Total Common Stocks
                   (Cost $39,408,079)                                40,889,236
                                                                     ----------
PREFERRED STOCKS -- 0.9%
            800   Jungheinrich, Pfd.                                    113,808
          1,500   Legrand, Pfd.+                                        149,969
          1,630   Volkswagen AG, Non-Voting Pfd.+                       142,085
                                                                     ----------
                  Total Preferred Stocks
                   (Cost $399,123)                                      405,862
                                                                     ----------

PRINCIPAL
 AMOUNT
---------
CORPORATE BONDS AND NOTES -- 0.9%

JPY  17,000,000   Izumiya, Convertible,
                   0.800% due 08/31/1999                                192,639
JPY  10,000,000   NEC Corporation, Convertible,
                   1.900% due 03/30/2001                                127,070
JPY  10,000,000   Yamanouchi Pharmaceutical,
                   Convertible,
                   1.250% due 03/31/2014                                109,201
                                                                     ----------
                  Total Corporate Bonds and Notes
                   (Cost $418,424)                                      428,910
                                                                     ----------
COMMERCIAL PAPER -- 6.8%
$     1,604,000   Ford Motor Credit Corporation,
                   6.000% due 01/02/1996++                            1,604,000
      1,500,000   General Electric Capital Corporation,
                   6.500% due 01/02/1996++                            1,500,000
                                                                     ----------
                  Total Commercial Paper
                   (Cost $3,104,000)                                  3,104,000
                                                                     ----------
TOTAL INVESTMENTS (Cost $43,329,626*)                       97.7%    44,828,008
OTHER ASSETS AND LIABILITIES (Net)                           2.3      1,080,850
                                                           -----     ----------
NET ASSETS                                                 100.0%   $45,908,858
                                                           =====     ==========

-------
*   Aggregate cost for federal tax purposes is $43,374,403.

+   Non-income producing security.

++  Rate represents annualized yield at date of purchase (unaudited).

+++ A portion of this security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.


AS OF DECEMBER 31, 1995 SECTOR DIVERSIFICATION WAS AS FOLLOWS
 (UNAUDITED):

                                                           % OF         VALUE
              SECTOR DIVERSIFICATION                   NET ASSETS     (NOTE 2)
              ----------------------                   ----------     --------
COMMON STOCKS:
Financial Services                                        21.3%     $ 9,717,429
Material & Processing                                     15.9        7,310,069
Consumer Discretionary                                    11.2        5,141,958
Consumer Staples                                           6.9        3,177,962
Energy                                                     5.6        2,564,306
Utilities                                                  5.3        2,456,113
Autos & Transportation                                     5.3        2,420,106
Producer Durables                                          4.1        1,866,587
Health Care                                                3.4        1,575,599
Telecommunications                                         3.3        1,514,518
Technology                                                 1.8          846,041
Other                                                      5.0        2,298,548
                                                           ---        ---------
TOTAL COMMON STOCKS                                       89.1       40,889,236
PREFERRED STOCKS                                           0.9          405,862
CORPORATE BONDS AND NOTES                                  0.9          428,910
COMMERCIAL PAPER                                           6.8        3,104,000
                                                           ---        ---------
TOTAL INVESTMENTS                                         97.7       44,828,008
OTHER ASSETS AND LIABILITIES (Net)                         2.3        1,080,850
                                                           ---        ---------
NET ASSETS                                               100.0%     $45,908,858
                                                         =====      ===========

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                            CONTRACTS TO DELIVER
                            --------------------                 NET UNREALIZED
                                                                  APPRECIATION/
EXPIRATION       LOCAL             VALUE IN  IN EXCHANGE         (DEPRECIATION)
  DATE         CURRENCY              U.S. $   FOR U.S. $          OF CONTRACTS
----------     --------              ------   ----------          ------------
03/18/1996   FRF  16,379,909      3,346,598   3,267,877                $(78,721)
03/18/1996   JPY 628,499,207      6,157,419   6,266,193                 108,774
                                                                       --------
             Net Unrealized Appreciation of Forward
              Foreign Currency Contracts                               $ 30,053
                                                                       ========

                               GLOSSARY OF TERMS

ADR -- American Depositary Receipt
ADS -- American Depositary Share
(F) -- Foreign or Alien Shares
FRF -- French Franc
GDS -- Global Depositary Share
JPY -- Japanese Yen

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

                           THE SIERRA VARIABLE TRUST

1. ORGANIZATION AND BUSINESS

The Sierra Variable Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 29, 1993 and is a business entity commonly known as a "Massachusetts business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end management investment company. The Trust offers nine managed investment funds (the "Funds") to the public only through certain variable annuity contracts offered by American General Life Insurance Company ("AG Life"): the Global Money Fund (the "Money Fund"); the Short Term High Quality Bond, Short Term Global Government, U.S. Government and Corporate Income Funds (the "Bond Funds"); and the Growth and Income, Growth, Emerging Growth and International Growth Funds (the "Equity Funds").

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Money Fund: The investments of the Money Fund are valued on the basis of amortized cost so long as the Trust's Board of Trustees (the "Board of Trustees") determines that this method constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially, and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Money Fund attempts to maintain a constant net asset value of $1.00 per share.

Bond Funds and Equity Funds: A security that is primarily traded on a United States ("U.S.") or foreign exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined in good faith through consideration of other factors by or under the direction of the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the NASDAQ National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, are valued on the basis of the bid price at the close of business on each day. Investments in U.S. Government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. The current market value of an option is the last price on the principal exchange on which such option is traded or in the absence of a sale, is the mean between the last bid and offering price. Short-term investments that mature in 60 days or less are valued at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency, translated to U.S. dollars at the current day's exchange rate.

Corporate debt securities and debt securities of U.S. issuers (other than U.S. Government securities and short-term investments) are valued by an independent pricing service which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund through its custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented

                           THE SIERRA VARIABLE TRUST

from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Each Fund's respective Sub-advisor, acting under the supervision of the Trust's investment advisor, Sierra Investment Advisors Corporation ("Sierra Advisors") and the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

REVERSE REPURCHASE AGREEMENTS:

All Funds except the Money Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, a Fund would assume the role of seller/borrower in the transaction. The Fund may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Fund has committed to sell are reflected in the Funds' Statements of Assets and Liabilities. The Fund will maintain segregated accounts with the Trust's custodian consisting of U.S. Government securities, cash or money market instruments that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTION CONTRACTS:

All Funds except the Money Fund may engage in option contracts. A Fund may use option contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Portfolio of Investments under the captions "Call Option Purchased on U.S. Treasury Bond Futures," "Options Written," "Options on Foreign Currency Purchased" and "Call Options Written on Foreign Currency." These amounts reflect each contract's exposure to the underlying instrument at December 31, 1995. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other Fund investments.

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

When a Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, unexercised, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of a counterparty's inability to perform.

The Short Term High Quality Bond, Short Term Global Government, Growth and International Growth Funds may engage in options on foreign currency and options on interest rate futures as a hedge to provide protection against adverse movements in the value of foreign securities in the portfolio.

                           THE SIERRA VARIABLE TRUST

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

All Funds except the Money Fund may engage in futures transactions. A Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at December 31, 1995. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other Fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as net gain/(loss) on security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Short Term High Quality Bond, Short Term Global Government, Corporate Income, Growth and Income, Growth, Emerging Growth and International Growth Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies a Fund has committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule

                           THE SIERRA VARIABLE TRUST

of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency a Fund has acquired or hedged through currency contracts at December 31, 1995. Forward foreign currency contracts that have been offset with different counterparties are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell.Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by a independent pricing service. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Because there is a risk of loss to the Fund if the counterparties do not complete the transaction, the Fund's Sub-advisor will enter into forward foreign currency contracts only with parties approved by the Board of Trustees.

DOLLAR ROLL TRANSACTIONS:

The Short Term High Quality Bond, Short Term Global Government, U.S. Government and Corporate Income Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions is reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Fund is paid a fee for entering into a dollar roll transaction, which is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Fund, and the fee income from these investments, together with any additional fee income received on the dollar roll transaction, will generate income for the Fund exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds, except for the Money Fund, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each non-Money Fund, and up to 10% of the assets of the Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) except for the Money Fund, to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) for the Money and Growth and Income Funds certain variable rate demand notes having a demand period of more than seven days; and
(6) securities, the disposition of which is restricted under Federal securities laws, excluding certain Rule 144A securities as defined below. Illiquid securities generally cannot be sold or disposed of in the ordinary

                           THE SIERRA VARIABLE TRUST

course of business within seven days at approximately the value at which the Fund has valued the investments. These factors may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Rule 144A securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid under guidelines established by the Board of Trustees, that investment will be included within the 15% or 10% limitation, as applicable, on investment in illiquid securities.

CASH FLOW INFORMATION:

Cash, as used in the Statement of Cash Flows, is the amount reported in the Statements of Assets and Liabilities and represents cash on hand at the Fund's custodian bank account and does not include any short-term investments as of December 31, 1995. Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion of income recognized on investment securities and amortization of deferred organization costs.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Money Fund are declared daily and paid monthly. Dividends from net investment income of the Bond Funds are declared and paid quarterly. Dividends from net investment income of the Equity Funds are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund are made annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

For the year ended December 31, 1995, permanent differences resulting from book and tax accounting for organizational costs were reclassified to paid-in capital at year end. Certain reclassification adjustments were also made between undistributed net investment income and realized gains due to different book and tax accounting for currency gains and losses, net operating losses and paydowns of certain debt instruments. Per share information in the Financial Highlights reflects the effect of these reclassifications.

                                        INCREASE/(DECREASE)  INCREASE/(DECREASE)
                                         UNDISTRIBUTED NET       ACCUMULATED
                            DECREASE        INVESTMENT          NET REALIZED
                         PAID-IN CAPITAL      INCOME             GAIN/(LOSS)
                         ---------------      ------             -----------
Global Money Fund           $(3,291)         $  3,291             $   --
Short Term High Quality
 Bond Fund                    --             (231,523)             231,523
Short Term Global
 Government Fund             (3,291)       (1,003,992)           1,007,283
U.S. Government Fund         (3,291)          (76,664)              79,955
Corporate Income Fund        (3,291)          (10,410)              13,701
Growth and Income Fund        --                   13                  (13)
Growth Fund                  (3,291)         (264,034)             267,325
Emerging Growth Fund          --              114,417             (114,417)
International Growth Fund    (3,291)          272,549             (269,258)

                                       65

                           THE SIERRA VARIABLE TRUST

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the Trust are allocated to the Funds based upon the relative net assets of each Fund.

OTHER:

The Corporate Income Fund may purchase floating rate, inverse floating rate and variable rate obligations. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Fund may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the Funds to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. The Corporate Income Fund may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. The Money and Growth and Income Funds may purchase variable rate demand notes. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Funds will be determined by the such Fund's Sub-advisor to be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund. Moreover, while there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Inherent in these instruments is the risk of potential loss should the Fund be delayed or prevented from exercising the put feature.

3. INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION FEES AND OTHER TRANSACTIONS

Sierra Advisors, an indirect wholly-owned subsidiary of Great Western Financial Corporation ("GWFC"), a publicly held corporation, serves as investment advisor to the Trust. J.P. Morgan Investment Management Inc. ("J.P. Morgan"),
a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a publicly traded company, serves as the Sub-advisor to the Money, Growth and Income and
International Growth Funds. BlackRock Financial Management, Inc. ("BlackRock"), an indirect, wholly-owned subsidiary of PNC Bank, N.A., an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), a publicly traded multi-bank holding company, serves as the Sub-advisor to the U.S. Government Fund. TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of The TCW Group, Inc., a privately held company, serves as the Sub-advisor to the Corporate Income Fund. Janus Capital Corporation ("Janus"), an indirect majority-owned subsidiary of Kansas City Southern Industries, Inc., which is a publicly traded holding company, serves as the Sub-advisor to the Growth and
Emerging Growth Funds. Scudder, Stevens & Clark, Inc., a privately held corporation, serves as the Sub-advisor to the Short Term High Quality Bond and Short Term Global Government Funds. Each of the foregoing sub-advisors is
referred  to  individually  as  a   "Sub-advisor"   and  collectively  as  the
"Sub-advisors."

                           THE SIERRA VARIABLE TRUST

The Trust pays Sierra Advisors a monthly fee, in arrears, based on a percentage of the average daily net assets of each Fund during the month, out of which Sierra Advisors pays the Sub-advisor of each Fund a monthly fee in arrears, at annual rates as follows:

                                                               FEES ON
                                              FEES ON           ASSETS
                                            ASSETS UP TO       EXCEEDING
             NAME OF FUND                   $500 MILLION      $500 MILLION
             ------------                   ------------      ------------
Global Money Fund
  Sierra Advisors                               .35%             .25%
  Sub-advisor                                   .15%             .15%
                                                ---              ---
    Total fees paid to Sierra Advisors*         .50%             .40%
                                                ===              ===

                                                       FEES ON       FEES ON
                                       FEES ON      ASSETS BETWEEN    ASSETS
                                     ASSETS UP TO      $200 AND      EXCEEDING
                                     $200 MILLION    $500 MILLION  $500 MILLION
                                     ------------    ------------  ------------
Short Term High Quality Bond Fund
  Sierra Advisors                        .35%            .35%          .30%
  Sub-advisor                            .15%            .10%          .10%
                                         ---             ---           ---
    Total fees paid to Sierra Advisors*  .50%            .45%          .40%
                                         ===             ===           ===
Short Term Global Government Fund
  Sierra Advisors                        .47%            .65%          .55%
  Sub-advisor                            .28%            .10%          .10%
                                         ---             ---           ---
    Total fees paid to Sierra Advisors*  .75%            .75%          .65%
                                         ===             ===           ===


                                                             WHEN "COMBINED
                                                          ASSETS**" ARE BETWEEN         WHEN "COMBINED
                          WHEN "COMBINED ASSETS**"            $650 MILLION             ASSETS**" EXCEED
                          DO NOT EXCEED $650 MILLION           AND $1 BILLION                $1 BILLION
                          --------------------------           --------------                ----------
                                            FEES ON                       FEES  ON                    FEES ON
                           FEES ON           ASSETS        FEES ON         ASSETS        FEES ON      ASSETS
                         ASSETS UP TO      EXCEEDING     ASSETS UP TO     EXCEEDING   ASSETS UP TO    EXCEEDING
                         $500 MILLION     $500 MILLION   $500 MILLION   $500 MILLION  $500 MILLION  $500 MILLION
                         ------------     ------------   ------------   ------------  ------------  ------------
U.S. Government Fund
  Sierra Advisors              .415%       .315%           .45%          .35%          .50%            .40%
  Sub-advisor**                .185%       .185%           .15%          .15%          .10%            .10%
                               ----        ----            ---           ---           ---             ---
    Total fees paid to Sierra
       Advisors*               .600%       .500%           .60%          .50%          .60%            .50%
                               ====        ====            ===           ===           ===             ===

                                                               FEES ON
                                              FEES ON           ASSETS
                                            ASSETS UP TO       EXCEEDING
                                            $500 MILLION      $500 MILLION
                                            ------------      ------------
Corporate Income Fund
  Sierra Advisors                              .35%               .25%
  Sub-advisor                                  .30%               .25%
                                               ---                ---
    Total fees paid to Sierra Advisors*        .65%               .50%
                                               ===                ===

                                       67

                           THE SIERRA VARIABLE TRUST


                                          FEES ON            FEES ON           FEES ON          FEES ON
                         FEES ON      ASSETS BETWEEN     ASSETS BETWEEN    ASSETS BETWEEN       ASSETS
                      ASSETS UP TO       $100 AND           $200 AND           $400 AND        EXCEEDING
                      $100 MILLION     $200 MILLION       $400 MILLION       $500 MILLION    $500 MILLION
                      ------------     ------------       ------------       ------------    ------------
Growth and Income Fund
  Sierra Advisors        .35%            .35%               .35%                 .35%             .275%
  Sub-advisor            .45%            .40%               .35%                 .30%             .300%
                         ---             ---                ---                  ---              ----
    Total fees paid to
     Sierra Advisors*    .80%            .75%               .70%                 .65%             .575%
                         ===             ===                ===                  ===              ====


                                                               FEES ON
                                              FEES ON           ASSETS
                                            ASSETS UP TO       EXCEEDING
                                            $25 MILLION      $25 MILLION
                                            -----------      -----------
Growth Fund
  Sierra Advisors                              .40%              .375%
  Sub-advisor                                  .55%              .500%
                                               ---               ----
    Total fees paid to Sierra Advisors*        .95%              .875%
                                               ===               ====


                                                        FEES ON       FEES ON
                                         FEES ON     ASSETS BETWEEN    ASSETS
                                       ASSETS UP TO     $25 AND       EXCEEDING
                                       $25 MILLION    $500 MILLION  $500 MILLION
                                       -----------    ------------  ------------
Emerging Growth Fund
  Sierra Advisors                         .35%              .35%           .25%
  Sub-advisor                             .55%              .50%           .50%
                                          ---               ---            ---
    Total fees paid to Sierra Advisors*   .90%              .85%           .75%
                                          ===               ===            ===


                                                        FEES ON       FEES ON
                                         FEES ON     ASSETS BETWEEN    ASSETS
                                       ASSETS UP TO     $50 AND       EXCEEDING
                                       $50 MILLION    $125 MILLION  $125 MILLION
                                       -----------    ------------  ------------
International Growth Fund
  Sierra Advisors                         .35%              .35%           .25%
  Sub-advisor                             .60%              .50%           .50%
                                          ---               ---            ---
    Total fees paid to Sierra Advisors*   .95%              .85%           .75%
                                          ===               ===            ===

-------------
* Sierra Advisors retains only the net amount of the fees after sub-advisory fees have been paid.

** As of December 8, 1994, BlackRock Financial Management L.P. ("Former BlackRock") replaced the previous sub-advisor to the U.S. Government Fund pursuant to an initial sub-advisory agreement ("Initial BlackRock Sub-Advisory Agreement"). Under a temporary waiver agreement and pending shareholder approval of the Initial BlackRock Sub-Advisory Agreement, from December 8, 1994 to February 28, 1995 Former BlackRock was paid a monthly fee as follows: (i) .20% of the U.S. Government Fund's average daily net assets equal to or less than $75 million; and (ii) .125% of the U.S. Government Fund's average daily net assets greater than $75 million. On February 24, 1995, at a special meeting of shareholders, the shareholders of the U.S. Government Fund approved (1) the Initial BlackRock Sub-Advisory Agreement with Former BlackRock, and (2) a new Investment Sub-Advisory Agreement (the "Current Sub-Advisory Agreement") for Former BlackRock after it became BlackRock under its current ownership and organizational form, which has the same material terms and conditions as the Initial BlackRock Sub-Advisory Agreement. On February 28, 1995, Former BlackRock was acquired by an indirectly, wholly-owned subsidiary of PNC and reorganized, creating BlackRock, and the Current Sub-Advisory Agreement became effective upon execution by the parties thereto. As a result of the new agreement, the monthly fee paid to BlackRock is based upon the combined average daily net assets of the U.S. Government Fund and the Sierra Trust Funds' U.S. Government Fund (together, the "Combined Assets").

                           THE SIERRA VARIABLE TRUST

Sierra Advisors and certain Sub-advisors may voluntarily waive fees payable to them from time to time. Any fee waivers by a Sub-advisor may be retained by Sierra Advisors, or Sierra Advisors may pass part or all of such fee waivers through to the Funds.

Fees voluntarily waived by Sierra Advisors for the year ended December 31, 1995 are as follows:

                  NAME OF FUND                         FEES WAIVED
                  ------------                         -----------
Global Money Fund                                        $50,091
Short Term High Quality Bond Fund                         19,478
Short Term Global Government Fund                          2,945
U.S. Government Fund                                       2,943
Growth and Income Fund                                    34,257
Emerging Growth Fund                                      19,826
International Growth Fund                                  4,326

Sierra Fund Administration Corporation ("Sierra Administration"), an indirect wholly-owned subsidiary of GWFC, serves as administrator and transfer agent to each Fund. First Data Investor Services Group, Inc., ("FDISG"), formerly The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, serves as sub-administrator to each Fund and as sub-transfer agent.

Each Fund pays Sierra Administration a monthly fee at an annual rate of .18% of the value of each Fund's average daily net assets. Out of its fee, Sierra Administration pays FDISG for its services as sub-administrator and sub-transfer agent.

Fees voluntarily waived by Sierra Administration for the year ended December 31, 1995 for the Global Money Fund are $7,317.

The Trust also pays FDISG certain out-of-pocket expenses and Boston Safe Deposit and Trust Company ("Boston Safe"), the Trust's custodian, certain custodial transaction charges reflected as administration fees. Boston Safe is an indirect wholly-owned subsidiary of The Boston Company, Inc., which is a wholly-owned subsidiary of Mellon Bank Corporation.

Custodian fees have been reduced by credits allowed by Boston Safe for the year ended December 31, 1995 as follows:

                                                          CREDITS
                                                         ALLOWED BY
                 NAME OF FUND                            CUSTODIAN
                 ------------                            ---------
Global Money Fund                                          $ 535
Short Term High Quality Bond Fund                          2,029
Short Term Global Government Fund                            360
U.S. Government Fund                                       6,014
Corporate Income Fund                                      1,064
Growth and Income Fund                                       338
Growth Fund                                                4,371
Emerging Growth Fund                                       2,302
International Growth Fund                                    286

                           THE SIERRA VARIABLE TRUST

No  director,  officer or employee  of Sierra  Investment  Services  Corporation
("Sierra  Services"),   the  Trust's  distributor,   Great  Western  Financial
Securities Corporation ("GW Securities"), a registered broker-dealer, Sierra Advisors, Sierra Administration, the Sub-advisors or FDISG, or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. GW Securities is a wholly-owned subsidiary (directly held as of January 1, 1996) and Sierra Services is an indirect wholly-owned subsidiary of GWFC. The Trust pays each Trustee who is not a director, officer or employee of Sierra Services, GW Securities, Sierra Advisors, Sierra Administration, the Sub-advisors or FDISG, or any of their affiliates, $5,000 per annum plus $1,250 per board meeting attended, $1,000 per audit and/or nominating committee meeting attended and reimbursement for travel and out-of-pocket expenses.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on October 11, 1995, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to plan participants are paid solely out of the Trust's assets.

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 1995 were as follows:

           NAME OF FUND                    PURCHASES             SALES
           ------------                    ---------             -----
Short Term High Quality Bond Fund         $ 6,868,166         $ 5,163,433
Short Term Global Government Fund          36,094,261          36,126,965
Corporate Income Fund                      12,618,018          13,938,171
Growth and Income Fund                     34,402,387          22,661,813
Growth Fund                               160,775,099         127,720,969
Emerging Growth Fund                       58,709,954          37,760,281
International Growth Fund                  28,791,702          31,090,290

The aggregate cost of purchases and proceeds from sales of U.S. Government Securities, excluding short-term investments, for the year ended December 31, 1995 were as follows:

           NAME OF FUND                     PURCHASES             SALES
           ------------                     ---------             -----
Short Term High Quality Bond Fund          $ 18,183,031       $ 18,595,110
Short Term Global Government Fund            11,395,166          7,328,356
U.S. Government Fund                        156,654,339        144,515,968
Corporate Income Fund                         9,740,996         13,207,229

At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                            TAX BASIS           TAX BASIS
                                            UNREALIZED          UNREALIZED
        NAME OF FUND                       APPRECIATION       DEPRECIATION
        ------------                       ------------       ------------
Short Term High Quality Bond Fund            $ 199,873           $ 6,712
Short Term Global Government Fund              815,260           147,653
U.S. Government Fund                         2,414,900            46,939
Corporate Income Fund                        4,301,299           182,533
Growth and Income Fund                       5,059,344         1,211,060
Growth Fund                                 15,087,010         1,759,635
Emerging Growth Fund                         8,616,215           605,646
International Growth Fund                    4,231,826         2,778,221

                           THE SIERRA VARIABLE TRUST

Option activity for the Short-Term High Quality Bond Fund for the year ended December 31, 1995 was as follows:

                                                                NUMBER OF
WRITTEN OPTIONS:                              PREMIUM           CONTRACTS
----------------                              -------           ---------
Options outstanding at December 31, 1994      $    0                     0
Options written                                9,702             1,366,467
Options closed                                (9,702)           (1,366,467)
                                              ------            ----------
Options outstanding at December 31, 1995      $    0                     0
                                              ======                ======

Option activity for the Short Term Global Government Fund for the year ended December 31, 1995 was as follows:

                                                                 PRINCIPAL
OPTIONS ON FOREIGN CURRENCY:                  PREMIUM             AMOUNT
----------------------------                  -------             ------
Options outstanding at December 31, 1994      $ 59,198          2,835,890,291
Options written                                980,229         30,217,078,460
Options closed                                (807,656)       (26,948,896,977)
Options exercised                              (68,160)          (976,598,939)
Options expired                                (45,417)        (3,833,060,120)
                                              --------        ---------------
Options outstanding at December 31, 1995     $ 118,194          1,294,412,715
                                              =========         =============

Information regarding dollar roll transactions by the U.S. Government and Corporate Income Funds is as follows:

                                                  U.S. GOVERNMENT     CORPORATE
DOLLAR ROLL TRANSACTIONS:                               FUND         INCOME FUND
------------------------                           -------------     -----------

Maximum amount outstanding during the year           $8,221,500       $2,037,500
Average amount outstanding during the year*          $  591,776       $  573,736
Average monthly shares outstanding during the year    4,853,288        5,768,701
Average debt per share outstanding during the year   $     0.12       $     0.10

------------
* The average amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 1995.

Fee income earned for the year ended December 31, 1995 by the U.S. Government and Corporate Income Funds for dollar roll transactions aggregated $34,512 and $10,731, respectively.

Information regarding reverse repurchase agreement transactions by the U.S. Government and Corporate Income Funds is as follows:

Reverse Repurchase Agreements for the U.S. Government Fund:

   FACE                                                                   MARKET
   VALUE                                                                   VALUE
   -----                                                                   -----
 $2,968,000  Reverse Repurchase Agreement with Aubrey G. Lanston &
              Company Inc., 5.900% dated 12/19/1995, to be repurchased
              at $2,974,810 on 01/02/1996, collateralized by $2,800,000
              U.S. Treasury Note, 6.875% due 03/31/2000                  $ 2,968,000

4,662,000    Reverse Repurchase Agreement with Salomon Brothers Inc.,
              5.870% dated 11/22/1995, to be repurchased at $4,709,890
              on 01/24/1996, collateralized by $153,561 and $4,556,329
              Federal National Mortgage Association Trust 92-55, Class
              55-DZ and Trust 92-83, Class 83-X, 8.000%-7.000% due
              04/25/2022 and 02/25/2022, respectively                      4,662,000
                                                                           ---------
                                                                         $ 7,630,000
                                                                         ===========

                           THE SIERRA VARIABLE TRUST

                                                  U.S. GOVERNMENT    CORPORATE
REVERSE REPURCHASE AGREEMENTS                          FUND         INCOME FUND
-----------------------------                          ----         -----------
 Maximum amount outstanding during the year        $15,340,000       $1,000,000
Average amount outstanding during the year*        $ 7,026,557       $    2,740
Average monthly shares outstanding during the year   4,853,288        5,768,701
Average debt per share outstanding during the year       $1.45            $0.00

-----------
* The average amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 1995.

Interest rates ranged from 5.500% to 6.250% during the year. Interest paid for the year ended December 31, 1995, on borrowings by the U.S. Government Fund and the Corporate Income Fund under reverse repurchase agreements aggregated $357,918 and $153, respectively.

5. SHARES OF BENEFICIAL INTEREST

Each Fund of the Trust may issue an unlimited number of shares of beneficial interest without par value.

6. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Global Money, Short Term Global Government, U.S. Government, Corporate Income, Growth and International Growth Funds, including the fees and expenses of registering and qualifying each Fund's shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of 60 months from commencement of operations of each Fund. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of the applicable Fund's unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, Sierra Advisors has agreed to reimburse the Fund promptly.

7. CAPITAL LOSS CARRYFORWARDS

At December 31, 1995, the following Funds had available for federal income tax purposes unused capital losses as follows:

           NAME OF FUND              EXPIRING IN 2002          EXPIRING IN 2003
           ------------              ----------------          ----------------
Short Term High Quality Bond Fund        $ 87,775                  $ 71,035
Short Term Global Government Fund         217,952                    91,070
U.S. Government Fund                      827,338                 1,366,480
Corporate Income Fund                   1,220,489                   878,516
International Growth Fund                   --                      225,385

8. GEOGRAPHIC AND INDUSTRY CONCENTRATION

All Funds except the U.S. Government Fund may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

In addition, the Money Fund may invest at least 25% of its assets in bank obligations. As a result of this concentration policy, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in Federal and state laws and regulations governing the banking industry and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present risks similar to those of investing in foreign securities generally and are not subject to the same reserve requirements and other regulations as U.S. banks.

REPORT OF INDEPENDENT ACCOUNTANTS



TO THE TRUSTEES AND SHAREHOLDER
OF THE SIERRA VARIABLE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of each of the nine funds constituting The Sierra Variable Trust (the "Trust"), at December 31, 1995, the results of each of their operations, the changes in each of their net assets, the cash flows for the U.S. Government Fund and the financial highlights of each of the funds for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial
highlights   (hereafter  referred  to  as  "financial   statements")  are  the
responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
BOSTON, MASSACHUSETTS
FEBRUARY 15, 1996

MEETING OF SHAREHOLDERS

On February 24, 1995, a Special Meeting of Shareholders of The Sierra Variable Trust U.S. Government Fund (the "U.S. Fund") was held. The purpose of the meeting was to consider a proposal to approve two new investment sub-advisory agreements (the "Proposal") with respect to the U.S. Fund, each with the same terms and conditions, by and among the Trust, Sierra Advisors and Former BlackRock or its successor, the first new sub-advisory agreement to be effective as of December 8, 1994, and the second new sub-advisory agreement to be entered into upon consummation of the acquisition of Former BlackRock by PNC Bank, N.A. (which acquisition would, under provisions of the sub-advisory agreements required by the 1940 Act, cause the first new sub-advisory agreement to terminate automatically) and the reorganization of Former BlackRock resulting from its contemplated new ownership by PNC Bank, N.A.

At the meeting 4,318,068 votes were cast in favor of the Proposal and 51,240 votes were cast against the Proposal. In addition, there were 339,232 abstentions with respect to the Proposal. Accordingly, the Proposal was approved and the first new sub-advisory agreement was effective on December 8, 1994, and the second new sub-advisory agreement became effective as of February 28, 1995, when Former BlackRock was acquired by PNC Bank, N.A. and Former BlackRock became BlackRock.

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



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

This material is not an offer to sell nor a solicitation to buy The Sierra Advantage Variable Annuity or shares of The Sierra Variable Trust. It is not authorized for distribution unless preceded or accompanied by a current prospectus that includes information regarding the risk factors, expenses, policies, and objectives of The Sierra Advantage Variable Annuity program. Please read it carefully before investing. Sierra Advantage may not be available for sale in all states.

Shares of The Sierra Variable Trust are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, the depository institution. These securities are subject to investment risk, including possible loss of principal amount invested. NOT FDIC INSURED

Distributed by
Sierra Investment Services Corporation
Member NASD

SIERRA
ADVANTAGE
A Tax-Deferred Variable Annuity

The Sierra Variable Trust
9301 Corbin Avenue, Suite 333
P.O. Box 1160
Northridge, California 91328-1160

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U.S. Postage
PAID
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Permit No.54201

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